                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-03459

                             Penn Series Funds, Inc.
               (Exact name of registrant as specified in charter)

                                600 Dresher Road
                                Horsham, PA 19044
               (Address of principal executive offices) (Zip code)

                                   Jill Bukata
                             Penn Series Funds, Inc.
                                600 Dresher Road
                                Horsham, PA 19044
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORT TO STOCKHOLDERS

(Penn Mutual Logo)

                         PENN MUTUAL VARIABLE PRODUCTS

(Background Pilgrim graphic)

                                                  ANNUAL REPORTS
                                                DECEMBER 31, 2006

                          PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
                          Commander VA, Diversifier II VA, Enhanced Credit VA, PennFreedom VA,
                          Pennant Select VA, Retirement Planner VA, Olympia XT VA and Optimizer VA
                          Flexible Variable and Fixed Annuity Contracts

                          PENN MUTUAL VARIABLE LIFE ACCOUNT I
                          Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III,
                          Cornerstone VUL IV, Variable EstateMax, Variable EstateMax II and Variable EstateMax III
                          Variable Universal Life Insurance Policies

                          PIA VARIABLE ANNUITY ACCOUNT I
                          Pennant VA
                          Flexible Variable and Fixed Annuity Contract

Dear Investor:

     I am pleased to bring you the following capital markets summary of 2006 and thank you for your continuing affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bring, short-term performance changes should not distract you from your long-term financial plan, and now may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

     In 2006, economic growth slowed to a more moderate, sustainable pace, while corporate earnings remained healthy, energy prices retreated from record highs, and the Federal Reserve ended its long-running campaign for higher interest rates. Against that backdrop, STOCKS produced solid returns. The U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 7.32 percent during the fourth quarter and 15.87 percent for the full 12-month period.

     Small-capitalization stocks provided higher returns for the year than did mid-capitalization and large-capitalization stocks. Small-capitalization stocks, as measured by the Russell 2000 Index, returned 18.37 percent for the year, while mid-capitalization stocks, as measured by the Russell Mid Cap Index, returned 15.26 percent and large-capitalization stocks, as measured by the Russell 1000 Index, returned 15.46 percent. For the seventh straight year, value stocks in aggregate performed better than growth stocks.

     INTERNATIONAL MARKETS, particularly emerging markets, outperformed the U.S. market in the last three months of 2006 and for the entire year. This outperformance was bolstered by strong markets and a weak dollar that made non-dollar holdings more valuable for U.S. investors. Emerging market equities fared best in the fourth quarter, led by Latin American stocks. Among developed markets, European shares did much better than Japanese stocks in U.S. dollar terms. For the year, international stocks, as measured by the MSCI EAFE Index, returned 26.86 percent. Emerging Market stocks, as measured by the MSCI Emerging Markets Free Index, returned 29.27 percent. Worthy of note is the fact that this is the fourth consecutive year that the Emerging Markets category has led the major asset classes in performance.

     FIXED-INCOME SECURITIES delivered solid returns in 2006 despite steadily rising short-term rates. The Federal Reserve Board increased the federal funds rate four times during the first half of the year, in increments of 25 basis points, in an attempt to further tighten the monetary supply. As a result of the rate hikes, yields on 2-year Treasuries started the year at 4.40 percent and ended the year at 4.82 percent. Affected to a lesser extent, 10-year Treasuries started the year yielding 4.39 percent and ended the year with a yield of 4.71 percent. Due to these changes in market rates, the yield spread between 2-year to 10-year bond yields slightly widened from negative 0.01 percent at the beginning of the year to negative 0.11 percent by year-end. This inversion reflects expectations of slowing economic growth primarily due to the slowing of the housing market and resulting Federal Reserve easing to accommodate economic growth. Either way, an inverted yield curve is not sustainable over the long-term.

     Investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned 4.33 percent for the year. The Credit Suisse First Boston High Yield Bond Index, which has returned double-digit gains in three of the last five years, returned a significantly healthier 11.92 percent due to the strong economy and favorable credit conditions.

     Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your sales representative.

Sincerely,

-s- Peter M. Sherman

Peter M. Sherman
Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

TABLE OF CONTENTS




PENN SERIES FUNDS, INC. - ANNUAL REPORT
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
     Limited Maturity Bond Fund........................................     2
     Quality Bond Fund.................................................     3
     High Yield Bond Fund..............................................     4
     Flexibly Managed Fund.............................................     5
     Growth Stock Fund.................................................     7
     Large Cap Value Fund..............................................     8
     Large Cap Growth Fund.............................................    10
     Index 500 Fund....................................................    11
     Mid Cap Growth Fund...............................................    13
     Mid Cap Value Fund................................................    15
     Strategic Value Fund..............................................    17
     Small Cap Growth Fund.............................................    19
     Small Cap Value Fund..............................................    21
     International Equity Fund.........................................    23
     REIT Fund.........................................................    25
  IMPORTANT INFORMATION ABOUT FUND EXPENSES............................    26
  SCHEDULES OF INVESTMENTS.............................................    28
  STATEMENTS OF ASSETS AND LIABILITIES.................................    73
  STATEMENTS OF OPERATIONS.............................................    75
  STATEMENTS OF CHANGES IN NET ASSETS..................................    77
  FINANCIAL HIGHLIGHTS.................................................    81
  NOTES TO FINANCIAL STATEMENTS........................................    89
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............   103
  DISTRIBUTIONS TO SHAREHOLDERS........................................   104
  DISCLOSURE OF PORTFOLIO HOLDINGS.....................................   105
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES..........................   105
  FUND MANAGEMENT......................................................   106



NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - ANNUAL REPORT
  Balanced Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS - ANNUAL REPORT
  Growth Portfolio
  Equity-Income Portfolio
  Asset Manager Portfolio

MORGAN STANLEY UNIVERSAL INSTITUTIONAL FUNDS, INC. -
  ANNUAL REPORT
  Emerging Markets Equity Portfolio

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

     The Penn Series Limited Maturity Bond Fund returned 4.49% for the twelve-month period ending December 31, 2006, compared to the 4.02% return for its benchmark, the Citigroup Treasury/Agency 1-5 yrs. Bond Index.

     The strong performance of the Fund versus the Index was primarily due to the Fund's holdings of mortgage and asset backed securities. The Fund owns several types of asset-backed securities (ABS) including: credit card, rate reduction, and manufactured housing securities. The Fund also owns "AAA" rated Commercial Mortgage Backed Securities (CMBS). These securities are held in place of U.S. Treasury and Agency securities. ABS, CMBS and Mortgage Backed Securities
(MBS) securities have provided better returns when compared to Treasury and Agency securities primarily due to the higher yields on these securities. During 2006 MBS, CMBS and ABS securities outperformed Treasury and Agency securities which bolstered the performance of the Fund.

     The Fund's performance versus the Index was also enhanced by the short duration positioning of the Fund during the first half of the year. In August, we moved the duration of the Fund to the benchmark duration as economic growth slowed and interest rates began to fall. By the end of the year, 5-year Treasury yields had dropped by 53 basis points from the highs during the year and yielded 56 basis points below the Federal Funds rate.

     We currently hold a defensive duration position in the Fund. The Fund's duration is 1.77 years versus 2.30 years for the benchmark. Economic growth has moderated; however not enough to contain inflation pressures and the market is expecting easing from the Federal Reserve. We do not expect the Federal Reserve to lower interest rates due to lingering inflationary pressures and we expect yields to rise. We plan to hold the duration of the Fund below the benchmark until yields do increase or growth slows significantly enough to pull down inflation.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Limited Maturity Bond Fund on May 1, 2000 would have grown to $13,646. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yrs Bond Index on May 1, 2000 would have grown to $13,786.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                                  SINCE
                            1 YEAR   5 YEAR   INCEPTION(2)
                            ------   ------   ------------


Limited Maturity Bond Fund   4.49%    3.61%       4.77%
Citigroup Treasury Agency
  1-5 yr Bond Index          4.02%    3.37%       4.93%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Collateralized Mortgage
  Obligations                               46.7%
Agency Obligations                          29.9%
U.S. Treasury Notes                         23.4%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

     The Penn Series Quality Bond Fund returned 5.25% for the twelve-month period ending December 31, 2006, compared to the 4.33% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

     The strong year-to-date performance of the Fund was primarily due to the defensive duration position of the Fund during the first half of the year. Interest rates rose during the first half of the year as economic growth and Federal Reserve tightening surprised the market. We moved the duration of the Fund to the benchmark duration in August after growth slowed and interest rates began to fall. Our performance in the second half of the year lagged the benchmark as rates fell, however we benefited from a recovery related to a prior holding of WorldCom that was realized in the fourth quarter.

     Interest rates increased during the first half of 2006 as economic growth continued to be strong, inflation pressures picked up and the Federal Reserve continued to increase the Federal Funds target rate past market expectations. The U.S. Treasury interest rate curve was flat and inverted at certain maturities along the curve at the beginning of the year, essentially pricing in no more interest rate increases from the Federal Reserve. Therefore, as the Federal Reserve continued to increase interest rate during the first half, U.S. Treasury yields were pressured higher.

     Economic growth subsequently slowed during the second half of the year led primarily by a slowdown in the housing market and weakness in the auto sector. The Federal Reserve held interest rates steady at 5.25% after its June meeting in response to this growth slowdown. Five-year Treasury interest rates dropped by 53 basis points from 5.23% to 4.70% in response to this growth slowdown leaving the Treasury interest rate curve yielding as much as 56 basis points less than the Federal Funds rate. This pricing assumes the Federal Reserve will lower interest rates in 2007 to address the slowing of economic growth.

     We are currently holding a defensive duration position in the Fund. The duration of the fund is 4.13 years versus 4.60 year for the benchmark. Economic growth has moderated; however not enough to contain inflation pressures and the market is expecting easing from the Federal Reserve. We do not expect the Federal Reserve to lower interest rates due to lingering inflationary pressures and we expect longer-term Treasury yields to increase to levels above short-term yields. We plan to hold the duration of the Fund below the benchmark until yields do increase or growth slows significantly enough to pull down inflation.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Quality Bond Fund on December 31, 1996 would have grown to $18,315 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the Citigroup B.I.G. Index on December 31, 1996 would have grown to $18,365 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------


Quality Bond Fund             5.25%    4.75%     6.24%
Citigroup B.I.G. Index        4.33%    5.10%     6.26%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

Collateralized Mortgage
  Obligations                               34.0%
U.S. Treasury Obligations                   33.1%
Agency Obligations                          19.6%
Corporate Bonds                             11.8%
Asset Backed Securities                      1.5%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

     The Penn Series High Yield Bond Fund returned 9.97% for the twelve-month period ending December 31, 2006, compared to the 11.92% return for its benchmark, the CSFB High Yield Bond Index.

     The consistent outperformance of lower-quality bonds in 2006 led to the portfolio's underperformance of the Index. Throughout the year, the portfolio was positioned defensively, with an emphasis on higher-quality securities. Consequently, we were underweight in the most speculative segment of the high-yield market, which produced the best returns during the year.

     Late in the year, we made some adjustments designed to help the portfolio keep pace with the benchmark in a market rally. We took advantage of selected opportunities to increase our exposure to lower-quality securities, reducing our underweight in this segment of the market. We also established tactical positions in a combination of bank debt, convertible bonds, and equities that provided extra yield without taking on a significant amount of additional credit risk.

     From a sector perspective, underweights in cable and airline bonds detracted from performance relative to the benchmark, largely because we avoided the most speculative -- and top-performing -- credits in each industry. In the health care sector, the portfolio's holdings of bonds issued by health care services provider HCA fell after the company was acquired via a leveraged buyout by a private equity firm. On the positive side, we increased our exposure to the auto sector in the second half of the year, benefiting as GMAC, the financing arm of General Motors, completed the sale of a controlling stake to a private equity firm. GMAC bonds rallied on expectations that the sale will lead to a credit upgrade.

     We think the high-yield market can sustain its rally in 2007. Currently, credit conditions are extremely favorable -- healthy corporate balance sheets, a substantial amount of cash on the sidelines available for investment, a continued absence of sector-wide defaults, and stable Fed interest rate policy. However, we do expect the cycle to turn in late 2007 or early 2008, so we are maintaining a defensive risk profile for the portfolio with the goal of keeping pace when the market rallies, and outperforming in a market downturn.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the High Yield Bond Fund on December 31, 1996 would have grown to $20,816 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 1996 would have grown to $19,824 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------

High Yield Bond Fund           9.97%    9.83%    7.61%
CSFB High Yield Bond Index    11.92%   11.06%    7.09%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

Bonds
  Credit quality - B rated                  46.8%
  Credit quality - BB rated                 16.5%
  Credit quality - B/CCC rated              12.0%
  Credit quality - BB/B rated                9.7%
  Credit quality - CCC rated &
     below                                   7.9%
  Credit quality - BBB/BB rated &
     above                                   1.9%
  Defaulted                                  0.2%
Equity securities                            5.0%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percent of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

     The Penn Series Flexibly Managed Fund returned 15.37% for the twelve-month period ending December 31, 2006, compared to the 15.80% return for its benchmark, the S&P 500 Index.

     In terms of broad asset allocation, we decreased slightly the portfolio's allocation to stocks over the course of the year from about 65% to 60% of assets as of December 31, 2006. Fixed-income and convertible securities accounted for another 20%, with a like amount in cash. Within the equity slice, we positioned the portfolio more defensively, emphasizing securities that typically fare better in the late stages of an economic cycle. While the convertible allocation was little changed, in the fixed-income slice we favored cash and short-term bonds because of the shape of the yield curve.

     Looking at contribution to return in the equity allocation, consumer discretionary, financials, and industrial shares were the leading contributors to the portfolio's performance. No sector detracted from results; energy, health care, and consumer staples made the smallest contributions.

     In the consumer discretionary sector, media was the leading contributor to performance. The industry is undergoing a transformation that favors Internet and cable providers over traditional print media. In this space, cable companies Liberty Media, Comcast, and Time Warner all made significant contributions to performance. Time Warner was helped by the likely spin-off of its cable business, while Comcast benefited from subscriber growth driven by its "triple play" of TV, high-speed Internet, and voice.

     In financials, insurance companies and capital market names were the leading contributors to return. AIG was a key contributor in the insurance segment on strength in its property & casualty and foreign life insurance business. Capital market stocks fared well because of the strength in global financial markets. In industrials, conglomerate Tyco International drove performance, as the break-up of the company into three separate businesses is seen to unlock shareholder value.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


     Energy was a weak contributor for the period, as holdings in the consumable fuels industry were hurt by low natural gas prices. Health care also disappointed on weakness in biotechnology, health care providers, and select pharmaceutical names. In this space we continue to favor pharmaceutical stocks with healthy balance sheets and relatively high dividend yields, and that are not tied to economic cycles.

     We think we're in the late stages of an economic expansion, which would argue for slower economic and profit growth going forward. As a result, we're positioning the portfolio more defensively in larger-cap names that aren't dependent upon economic growth to generate profits. In the fixed-income slice, we favor convertible bonds for their attractive risk-reward profile. We also like cash over traditional bonds because of the inverted yield curve and tight credit spreads (we don't believe we're being compensated with enough additional yield to take on credit risk).

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Flexibly Managed Fund on December 31, 1996 would have grown to $34,285 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 1996 would have grown to $22,448 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------

Flexibly Managed Fund         15.37%   14.11%   13.11%
S&P 500 Index                 15.80%    6.19%    8.42%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

Financials                                  22.1%
Consumer Discretionary                      17.6%
Healthcare                                  11.8%
Technology                                   9.5%
Industrials                                  8.5%
Energy                                       6.9%
Materials & Processing                       5.8%
Consumer Staples                             5.7%
Telecommunications                           4.8%
Bonds                                        4.0%
Utilities                                    3.3%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCK FUND

     The Penn Series Growth Stock Fund returned 13.01% for the twelve-month period ending December 31, 2006, compared to the 9.07% return for its benchmark, the Russell 1000 Growth Index.

     Both stock selection and sector weightings contributed to the portfolio's considerable outperformance of the Index in 2006. From a sector weighting perspective, a substantial overweight in the financial sector, which posted strong gains during the year, provided a significant boost to performance compared with the Index. Within the financial sector, an emphasis on capital markets firms and European commercial banks, such as top relative performance contributor UBS, also proved favorable.

     Stock selection also added value during the year, particularly in the consumer discretionary and energy sectors. In the consumer discretionary sector, stock selection among gaming companies and retailers added value. Casino operators Wynn Resorts and MGM Mirage posted strong returns amid high expectations for growth in Macau, a major Asian gaming destination. Department store chain Kohl's and online retailer Amazon.com also delivered healthy gains for the year.

     In the energy sector, an emphasis on energy services and equipment companies enhanced relative results. The best contributor was energy services provider Schlumberger, which benefited from increased drilling activity and higher spending by energy producers on infrastructure.

     Only one sector of the portfolio contributed negatively to performance compared with the Index -- the utilities sector. Utilities stocks posted the best returns in the Index during the year, but the portfolio did not own any companies in this sector. Consequently, the lack of exposure to this sector detracted from relative performance.

     We think the market is underestimating the strength of the global economy and the resilience of corporate earnings growth. Nonetheless, economic growth is likely to moderate in the coming year, and we believe that investors will be attracted to companies producing stable earnings growth. Toward that end, we are focusing on companies with diversified revenue streams and significant business outside of the U.S. We believe that our portfolio of high-quality growth stocks is well positioned as we move into 2007.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
T. ROWE PRICE ASSOCIATES, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Growth Stock Fund on December 31, 1996 would have grown to $13,044 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 1996 would have grown to $16,991 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------


Growth Stock Fund             13.01%   (0.37)%   2.69%
Russell 1000 Growth Index      9.07%    2.69%    5.44%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

Technology                                  21.0%
Financials                                  20.4%
Healthcare                                  18.1%
Consumer Discretionary                      13.2%
Industrials                                  9.9%
Energy                                       6.3%
Consumer Staples                             6.0%
Telecommunications                           3.8%
Materials & Processing                       1.3%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

     The Penn Series Large Cap Value Fund returned 18.27% for the twelve-month period ending December 31, 2006, compared to the 22.25% return for its benchmark, the Russell 1000 Value Index.

     Stock selection within the health care sector detracted from the portfolio's performance, with Teva Pharmaceutical, a generic drug manufacturer, and Boston Scientific, a medical instrument and supply company, posting negative returns for the 1-year period. Teva was negatively impacted by Merck's decision to lower the price of Zocor, a drug that was going off patent of which Teva was to produce the generic version. Boston Scientific declined during the period as uncertainty rose following the company's recall of pacemakers and defibrillators, a risk exposure associated with the acquisition of Guidant in April 2006. Additionally, the portfolio's overweight within the health care sector hurt relative performance. Stock selection within the materials and processing sector also detracted as gold stock Newmont Mining underperformed due to issues surrounding its mines abroad. Stock selection within the financial services sector hurt relative performance. Specifically, the portfolio's underweight of Morgan Stanley and Bank of America and lack of exposure to Merrill Lynch detracted as these large financial institutions benefited from increased capital markets activities. Finally, the portfolio's underweight of the integrated oils sector detracted, as oil prices were at historical highs during the year.

     Conversely, the top contributor to relative performance was stock selection within the utilities sector. Comcast Corp., a cable and entertainment provider, reported a surprisingly strong profit increase for the second and third quarters of 2006, exceeding analysts' expectations. Profits were fueled by the company's acquisition of Adelphia's cable properties, which investors viewed positively. Stock selection within the other energy sector also aided relative performance. Demand for Schlumberger's and Baker Hughes' oil services increased, as drilling and oil production increased throughout the world. Finally, stock selection within the producer durables sector helped performance, as Emerson Electric and Parker Hannifin, both industrial equipment companies, experienced a strong increase in demand for their respective products, especially during the first half of 2006.

     We are finding the best opportunities within the consumer staples, healthcare and utilities sectors, which typically are less economically sensitive. Earnings of companies within these sectors tend not to be highly correlated with economic activity and therefore, these companies have benefited less from the strong run of cyclical profits in recent years. We have steadily increased our exposure to these sectors, as they offer continuing positive fundamentals and important catalysts that we expect will lead to positive relative performance. While increasing our exposure to these more stable sectors, we have harvested gains from the more cyclical parts of the portfolio, e.g., producer durables and materials & processing, which have benefited from economic expansion, have experienced a dramatic margin increase, and are now earning at or above their long-term normalized potential.

     Staying true to our investment discipline, we have built positions in relatively cheap stocks while lowering our risk posture. The one-year beta for the portfolio is down sharply from the five-year, but the portfolio was still able to produce a strong absolute return for the year 2006. Although the return is below market, we are comfortable with this solid gain given our declining risk posture.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISOR

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Large Cap Value Fund on December 31, 1996 would have grown to $22,310 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 1996 would have grown to $28,389 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------


Large Cap Value Fund          18.27%    8.35%    8.35%
Russell 1000 Value Index      22.25%   10.86%   11.00%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

Financials                                  21.1%
Consumer Staples                            18.5%
Healthcare                                  14.0%
Energy                                      10.7%
Industrials                                 10.4%
Utilities                                    7.7%
Materials & Processing                       6.4%
Consumer Discretionary                       4.5%
Telecommunications                           3.7%
Technology                                   3.0%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

     The Penn Series Large Cap Growth Fund returned 3.70% for the twelve-month period ending December 31, 2006, compared to the 9.07% return for its benchmark, the Russell 1000 Growth Index.

     The top contributing factors to the Fund's underperformance of the Index was underweight allocations to the top performing value-oriented Telecom, Energy and Utility Sectors, combined with overweight allocations in the bottom performing growth-oriented Health Care and Technology sectors. Performance was also negatively impacted by the stock selection in the bottom performing sectors. Technology holding Dell Inc. declined 16.2% and Linear Technology dropped 15.9% to be the two worst performing stocks in the Fund. In Health Care, Express Scripts fell 14.6% and Amgen Inc. declined 13.4% to be the third and fourth worst performers over the year. The performance in Health Care wasn't all negative however as Gilead Sciences appreciated 23.5% to provide the Fund with its fourth best return.

     Performance benefited from the stock selection in the Consumer Discretionary sector. Five of the Funds six holdings beat the market sector return, led by Kohl's Corp (40.8%, top performer) and Harley Davidson (36.9%, second best return). The Fund also benefited from Basic Materials holding Ecolab, which appreciated 24.6%, the third best return over the year. The Fund maintained an overweight allocation to Materials sector throughout the year and this provided an additional benefit as the group as a whole outperformed the market return.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
ABN AMRO ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have grown to $12,089. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have grown to $12,764.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                               SINCE
                                  1 YEAR   INCEPTION(2)
                                  ------   ------------


Large Cap Growth Fund              3.70%       4.14%
Russell 1000 Growth Index          9.07%       5.37%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Financials                                  22.5%
Technology                                  17.4%
Industrials                                 15.2%
Consumer Discretionary                      15.1%
Healthcare                                  15.0%
Consumer Staples                             8.5%
Materials & Processing                       4.2%
Energy                                       2.1%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2002.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

     The Penn Series Index 500 Fund returned 15.37% for the twelve-month period ending December 31, 2006, compared to the 15.80% return for its benchmark, the S&P 500 Index.

     Investors were cautiously optimistic coming into the new year after the S&P 500 Index produced +4.91% in 2005. A housing market slowdown, the war in Iraq, and a declining dollar versus most major currencies weighed heavily on their minds. Nonetheless, participants chose to stick with stocks through their hesitation. Subsequently, the S&P 500 Index returned +4.21% for first quarter 2006 and provided investors with the confidence they needed to stay in domestic equities.

     The rally extended into the early stages of second quarter as investor sentiment began to improve. Unfortunately, oil ruined the party as the price of crude increased. Commodity prices such as gold and copper also began to rise. Additional speculators came into the market and added volatility, which startled some market participants. Investors took their recent gains and headed for the sidelines as they feared higher commodity prices would cause the economy to slow and corporate profits to decline. To no surprise, Energy stocks were the best performers of the period at the expense of many other industries. Only three of the 10 sectors finished in the black, however those areas were not enough to boost the overall index into positive territory for the quarter. The S&P 500 posted its first negative quarter since 1Q 2005 recording -1.44%.

     Third quarter brought a renewed vigor to U.S. equities as crude prices finally faltered and stocks rebounded from the low in July. Declining commodity prices prompted players to come off the sidelines and start what was to be an extended rally. Economic statistics still failed to point out any inflation, unemployment was low, and most importantly the consumer continued to spend. Companies maintained their stock buybacks and high dividend payouts as profits remained vigilant. Third quarter brought both economic and corporate growth without inflationary pressures, a great scenario for equities to thrive. Optimism was back and the S&P 500 Index responded with 5.67% for the period.

     If you liked the S&P 500 performance for third quarter, fourth quarter was icing on the cake. All domestic stock indexes enjoyed a follow through of the rally that began in July, allowing them to hit five-year highs in December. The Federal Reserve confirmed inflation was in check when they passed on all three opportunities to raise short term interest rate targets during the quarter. Corporate earnings again achieved double digit growth while third quarter GDP growth came in at 2.00%, which was higher than expected. Crude prices continued to come off and we saw $60/bbl again, down over 20% from the high point set in July. In the end, the Basic Materials sector led the Index to an impressive 6.70% for the period, which was the highest quarterly return since 4Q 2004.

     Overall, the S&P 500 Index eclipsed most expectations by returning a stellar 15.80% for 2006. Investors remained resilient all year as they faced such detriments as high oil prices, a declining housing market, mid term election battles, and slowing economic growth. Instead, they chose to look at low interest rates, strong balance sheets, and double digit corporate earnings as the basis for their investment in domestic stocks, and they were rewarded. The S&P 500 is on a roll with four consecutive years of positive returns. The question remains whether the index can achieve a fifth year in 2007.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Index 500 Fund on May 1, 2000 would have grown to $10,598. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on May 1, 2000 would have grown to $10,901.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                                  SINCE
                            1 YEAR   5 YEAR   INCEPTION(2)
                            ------   ------   ------------

Index 500 Fund               15.37%   5.85%       1.02%
S&P 500 Index                15.80%   6.19%       1.30%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Financials                                  22.3%
Technology                                  15.1%
Healthcare                                  12.0%
Industrials                                 10.8%
Consumer Discretionary                      10.6%
Energy                                       9.8%
Consumer Staples                             9.3%
Utilities                                    3.6%
Telecommunications                           3.5%
Materials & Processing                       3.0%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

     The Penn Series Mid Cap Growth Fund returned 6.81% for the twelve-month period ending December 31, 2006, compared to the 10.66% return for its benchmark, the Russell Mid Cap Growth Index.

     Two of the portfolio's sector positions beat their corresponding index sectors: producer durables and materials/processing. Within the producer durable sector, leaders for the year were Varian Semiconductor Equipment Associates Inc. and Polycom Inc. Varian Semiconductor is a supplier of ion implantation systems used in the fabrication of semiconductor chips. The company has benefited from its increased exposure to Japan and its improving relationship with the Japanese semiconductor company, Elpida, which is a large customer of Varian. Upside to the stock is also being driven by potential business with Toshiba and Sony in 2007 and a big strategic win with Intel. Polycom is a provider of voice conferencing equipment. The following events should foster growth at Polycom: the evolution of product lines, new products in Europe, an arrangement to provide Microsoft with VoIP phones, and Polycom's ability to establish pricing power as demand increases.

     Outperformance of the materials and processing sector was, in large part, due to overweight positions in Allegheny Technologies Inc. and Precision Castparts Corp. Allegheny Technologies produces and sells a range of specialty metals. The company announced that it signed a long-term agreement with Boeing for the supply of titanium products for commercial aerospace applications. The expected total revenue under the agreement is approximately $2.5 billion. Precision Castparts engages in the manufacture of metal components and products. Strong revenues and margins in the Forged Products segment of the business and the acquisition of GSC Industries helped to advance the stock.

     Most of the portfolio's underperformance versus the benchmark for the year came from the health care and technology sectors. In the health care sector, Humana and Express Scripts Inc. were the biggest detractors. Humana is a managed care company that we purchased early in the year because we liked their strategy of enrolling medicare patients. With heightened scrutiny around pricing in the managed care sector and the stock's technical weakness, we sold the stock. Express Scripts is an independent pharmacy benefit manager (PBM) in North America. The company came under pressure when Wal-Mart introduced a $4 generic drug program which could threaten Express Scripts' ability to negotiate with customers, so we sold the stock.

     In technology, Rackable Systems Inc. and Red Hat Inc. were two big detractors for the year. Rackable is a provider of high-density computer servers. They also design, market and sell a range of high-capacity storage systems. The stock pulled back mid year on disappointing guidance and indicated that end markets were weakening and pricing pressures loomed. Red Hat provides open source software solutions to the enterprise, Red Hat Enterprise Linux. We sold the stock in the third quarter due to concerns around the company's decline in billing during the quarter. In addition, we felt that Sun Microsystems and other players in the Unix space posed a competitive threat to Red Hat.

     As the economy slows, the profitability of some companies is likely to falter and the stocks of companies able to sustain above-average growth -- the kind of stocks the portfolio invests in -- should do well, in our estimation. In essence, we anticipate that investors may be willing to pay a premium for bona fide growth stocks. For our part, our emphasis, as always, is on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the apparel/footwear, pharmaceutical: other, casinos/gaming, electronic production equipment, oilfield services/equipment, semiconductor, Internet, brokerage, investment-exchange, financial-transaction-processing, biotechnology, and wireless telecommunications industries.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Mid Cap Growth Fund on May 1, 2000 would have been worth $8,470. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Growth Index, during the same period. A $10,000 investment in the Russell Mid Cap Growth Index on May 1, 2000 would have been worth $9,562.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                                  SINCE
                            1 YEAR   5 YEAR   INCEPTION(2)
                            ------   ------   ------------

Mid Cap Growth Fund           6.81%   6.13%       (2.46)%
Russell Mid Cap Growth
  Index                      10.66%   8.22%       (0.67)%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Technology                                  24.9%
Consumer Discretionary                      21.2%
Healthcare                                  15.2%
Industrials                                 11.0%
Financials                                   9.3%
Energy                                       7.3%
Telecommunications                           5.6%
Consumer Staples                             3.1%
Materials & Processing                       1.9%
Utilities                                    0.5%
                                           -----
                                           100.0%
                                           =====




----------------------
(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

     The Penn Series Mid Cap Value Fund returned 11.41% for the twelve-month period ending December 31, 2006, compared to the 20.22% return for its benchmark, the Russell Mid Cap Value Index.

     Over the course of 2006, we placed considerable emphasis on Energy and Consumer Discretionary shares, believing both in the secular supply/demand trends favoring oil, gas and coal companies and in the underlying demographics and macroeconomic variables supporting the long-term prospects of home construction firms and the overall strength of the consumer. For much of the year, these areas were a substantial drag on performance. For the first group, an unusually mild winter -- and then summer -- weather lifted natural gas and coal inventories to high levels, putting pressure on commodity prices and, by extension, the share prices of our stocks in those areas. Meanwhile, homebuilding stocks were hit by the Federal Reserve's interest rate campaign and the rapid slowdown of the housing market.

     However, in the wake of the Fed's pause and renewed optimism for stable, albeit slower, economic growth, these areas recovered late in the year. In Energy, the fall season brought with it a reduction in natural gas inventories and recovery in natural gas prices, as well as the stabilization of oil prices, which had declined from earlier peaks. In Consumer Discretionary, homebuilding stocks enjoyed strong fourth quarter returns, as did our retailers. However, this was not enough to make up for our earlier shortfalls and Energy and Consumer Discretionary holdings were responsible for our return gap for the year relative to the Russell Index.

     Overall, Industrial and Financial holdings provided the largest contribution to total return, benefiting from the Fed's rate pause and overall expectations for a soft landing. Meanwhile, Information Technology and Materials provided the portfolio's best relative performance. In contrast, Health Care shares detracted from results.

     In recent months, we have made few changes to our portfolio. The Energy sector remains our largest overweight versus the Russell Index. In general, we believe the long-term fundamentals for Energy stocks are strong, and that our companies involved in oil sands, Barnett shale and other non-conventional sources of energy are likely to perform well over the long term. We remain committed to our Consumer Discretionary holdings, believing that the housing sector will stabilize in the months ahead and that the consumer will show resilience. The portfolio remains underweighted in Financials, in part due to our difficulty finding value among real estate investment trusts. We are also underweight in Consumer Staples, and we have no exposure to Telecommunication Services, where we have found few attractive investment opportunities.

     We are reasonably optimistic about the overall operating environment for our portfolio holdings. In our opinion, robust economic activity overseas should help global growth continue at a healthy pace. In the U.S., although the economy has clearly slowed, low unemployment, still manageable interest rates and a still resilient consumer should maintain the expansion. We believe our Energy, Consumer Discretionary, Industrials and Materials stocks are likely to benefit in this environment. We remain confident regarding the outlook for our selection of high-quality companies within these sectors and others, in part based on their attractive attributes including low debt, high margins, strong earnings growth potential and low valuations.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
NEUBERGER BERMAN MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2000 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Mid Cap Value Fund on May 1, 2000 would have grown to $22,846. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2000 would have grown to $25,134.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                                  SINCE
                            1 YEAR   5 YEAR   INCEPTION(2)
                            ------   ------   ------------

Mid Cap Value Fund           11.41%   13.83%      13.25%
Russell Mid Cap Value
  Index                      20.22%   15.88%      14.82%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Consumer Discretionary                      21.1%
Energy                                      16.4%
Financials                                  13.5%
Industrials                                 13.5%
Healthcare                                  10.7%
Technology                                   9.4%
Utilities                                    7.4%
Materials & Processing                       4.5%
Consumer Staples                             3.5%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2000.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

STRATEGIC VALUE FUND

     The Penn Series Strategic Value Fund returned 12.23% for the twelve-month period ending December 31, 2006, compared to the 20.22% return for its benchmark, the Russell Mid Cap Value Index.

     The most significant detractors from performance during 2006 include stock selection within the financial services, health care, and auto & transportation sectors. Conseco, an insurance holding company, had to decrease its 2006 earnings expectations after a large legal settlement swung it into a loss for the second quarter. The company also suffered from higher than expected claims, which strained the run-off segment. Within the health care sector, another significant detractor was Bausch & Lomb, an eye care company that saw shares tumble in March and April after users of its contact lens solution reported developing a rare eye fungus. One of the largest overall detractors from performance during the year was Dana Corp, an auto parts supplier. Shares slid in the beginning of the year after the company reported significantly lower-than-expected quarterly earnings and continued to suffer after filing for bankruptcy in March.

     Positive factors impacting performance include stock selection within the utilities and producer durables sectors. Within the utilities sector, Qwest Communications was the strongest contributor. Strong profits in the first half of the year and expanding margins led the telecommunications company to a successful year. Cummins, an engines component producer, was the largest contributor within the producer durables sector. Overall, the stock gained ground during the year, with a spike in October just after the company announced it would be raising prices on commercial generators, a move that analysts expect will raise earnings per share in 2007. The largest overall stock contributing to performance during the year was OfficeMax. Shares of this office supply company soared after the company released strong first quarter earnings reports which greatly exceeded analysts' expectations. Investors continued to recognize the successful implementation of management's margin expansion through the year.

     The market's preoccupation with predicting the track of the economy and Federal Reserve interest rate policy continues to afford us opportunities to invest in the stocks of companies with improving profit outlooks based on corporate change. Though this may leave us out of step with the market at times, this discipline has generated solid returns for our investors in the past. We firmly believe it will do so again in the future.

     We are currently agnostic on both the economy and interest rates, feeling that neither is likely to change dramatically over the next several months. As we always have, we will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability. Specifically, we still see plenty of opportunity in telecommunications and telecommunications equipment companies, as well as in the broadly defined business services. Meanwhile, we continue to harvest gains realized in certain parts of the materials sector.

     While our disciplined deeper-value approach sometimes leads to short-term relative underperformance, we are very enthusiastic about the longer-term prospects of our portfolio. We feel very good about the investments we are making and believe the longer term gains should more than offset the near term relative underperformance.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
LORD, ABBETT & CO. LLC
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Strategic Value Fund on May 1, 2002 would have grown to $16,189. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2002 would have grown to $19,385.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                               SINCE
                                  1 YEAR   INCEPTION(2)
                                  ------   ------------

Strategic Value Fund               12.23%      10.86%
Russell 1000 Growth Index          20.22%      15.23%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Consumer Discretionary                      21.2%
Technology                                  15.1%
Materials & Processing                      13.9%
Financials                                  10.7%
Utilities                                    9.8%
Industrials                                  8.7%
Telecommunications                           5.9%
Energy                                       5.6%
Healthcare                                   5.4%
Consumer Staples                             3.7%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2002.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

     The Penn Series Small Cap Growth Fund returned -1.23% for the twelve-month period ending December 31, 2006, compared to the 13.35% return for its benchmark, the Russell 2000 Growth Index.

     The equities market surprised many with a strong performance in 2006. The Dow Jones Industrials Average set multiple record highs, and along with most other small, mid, and large cap Indexes, it posted healthy returns for the year.

     Nearly all of the market's gains came in the second half of the year, when the Fed held its target interest rates unchanged for four straight times. With the Federal Reserve seemingly done with its interest rate increases and helped by a moderating economy showing subdued inflation, investors' upbeat mood was sustained through the end of the year. A fourth quarter surge in merger and acquisition deals and plunging energy prices further pushed most stock market indices to double-digit gains.

     Small caps have quietly outpaced shares of larger company stocks for the year. The Russell 2000 Index for small stocks reached record levels in the fourth quarter with comparably less headlines than the Dow. The same factors that have helped the companies that constitute the Dow and the S&P 500 Indices recently have applied to smaller companies.

     The gains, however, have been largely limited to value stocks. Following the overall market trend for the past few years, investors heavily gravitated towards stocks that exhibited value characteristics. Growth stocks, as represented by companies with high estimated growth, although finishing the year in positive territory, continued to underperform just as they have in recent years. The growth-oriented Russell Indices and the technology-laden NASDAQ Composite posted much less impressive results than the broad market.

     Reflecting the relative softness in growth stocks, the technology, health care, and consumer discretionary sector groups performed substantially weaker this year. The Fund appropriately underweighted the health care and consumer discretionary sectors, relative to the Russell 2000 Growth Index, but a larger weighting in the underperforming technology sector adversely affected its performance. Most importantly, the Fund contained a large concentration of health care and technology companies with the highest growth characteristics -- which severely disappointed and accounted to most of the Fund's underperformance relative to the Index.

     In light of the relatively attractive equity valuations and strong profit growth expectations for 2007, small cap growth stocks are well positioned to build on its moderate gains in the new year. The medium price-to-earnings ratio for the companies in the Russell 2000 Growth Index trade at a small premium over the broad market S&P 500 Index, at 20 times estimated earnings versus 17 times. Even considering the advances made in 2006, growth indexes are still near or below their respective 2005 medium earnings multiples.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
BJURMAN, BARRY & ASSOCIATES
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Small Cap Growth Fund on May 1, 1997 would have grown to $31,801. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on May 1, 1997 would have grown to $18,201.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                                  SINCE
                            1 YEAR   5 YEAR   INCEPTION(2)
                            ------   ------   ------------

Small Cap Growth Fund        (1.23)%  (0.36)%     12.71%
Russell 2000 Growth Index    13.35%    6.93%       6.39%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Technology                                  29.3%
Industrials                                 20.1%
Consumer Discretionary                      13.0%
Healthcare                                  10.3%
Financials                                   9.4%
Energy                                       6.6%
Consumer Staples                             6.4%
Telecommunications                           2.7%
Materials & Processing                       2.2%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 1997.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

     The Penn Series Small Cap Value Fund returned 17.43% for the twelve-month period ending December 31, 2006, compared to the 23.48% return for its benchmark, the Russell 2000 Value Index.

     Through the course of the 2006, the Fund lagged the most in the risk heightened periods of the first and fourth quarters. In the portfolio, stock selection was challenged in the Industrials and Technology sector, while holdings in our REITs and Services sectors performed well in 2006.

     Consistent with its historical performance patterns, the Fund was unable to outpace a sharply rising market, an investment climate prevalent in the first and fourth quarters. In addition, several key holdings experienced weakness due to company specific headwinds. For example, Accredited Home Lenders, a large holding, experienced weakness in the fourth quarter and full year period. The sub-prime mortgage company was hampered by concerns of slowing mortgage origination and overall housing market softness. We believe this decline is an overreaction and continue to hold what we believe to be this extremely well-managed company that is trading below book value. Other stocks that recently weighed on the portfolio included PFF Bancorp, Inc. and Select Comfort Corp.

     In the Industrial sector, company-specific weaknesses negatively impacted AirTran Holdings, Inc. and Wabash National Corp. Despite AirTran's strong second quarter results and favorable demand and pricing trends, shares of the company declined due to fuel concerns. We believe these concerns are short term in nature and continue to hold the position. Wabash National, a truck trailer manufacturer, declined during the period after announcing disappointing quarterly results due to difficulties implementing a new enterprise resource planning (ERP) system. We continue to believe management is making constructive long-term decisions for the franchise that have negatively impacted its short-term performance. Going forward, we believe we'll see significant earnings improvement into 2007 as the company should benefit from greater efficiencies, gross profit improvement, and new customers.

     Throughout the year, the portfolio benefited from several acquisitions, confirming our positive views on our holdings. In fourth quarter, Oregon Steel received a buyout offer, joining Hughes Supply and Aztar Corp. as key acquisition-driven performance contributors. Stock specific success also aided returns as shares of Albemarle Corp. and Anixter International Corp. advanced sharply.

     Many of the Fund's best performing stocks in 2006 were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private-equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

     The Small Cap Value Fund invests in a diversified portfolio of equity investments in small-cap issuers. Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the Small Cap Value Fund on December 31, 1996 would have grown to $29,972 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 1996 would have grown to $34,774 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------


Small Cap Value Fund          17.43%   15.27%   11.54%
Russell 2000 Value Index      23.48%   15.37%   13.27%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

Financials                                  33.9%
Consumer Discretionary                      14.0%
Industrials                                 13.6%
Technology                                  13.1%
Materials & Processing                       5.9%
Utilities                                    5.1%
Energy                                       4.7%
Healthcare                                   4.6%
Consumer Staples                             3.4%
Telecommunications                           1.7%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

     The Penn Series International Equity Fund returned 30.34% for the twelve-month period ending December 31, 2006, compared to the 26.86% return for its benchmark, the MSCI EAFE Index.

     Strong stock selection, a commitment to overweighting favored companies, and excellent performance in emerging markets, helped the Fund outperform its benchmark for the quarter and the year. Our Fund remains committed to taking long positions in select, high quality companies. Historically, this has allowed us to have lower turnover and lower volatility than the benchmark. It should also increase the resiliency of our portfolio during down markets.

     The Fund benefited from an emphasis on Consumer Staples which, through excellent stock selection and overweighting relative to the Index, contributed significantly to performance for the quarter. The Fund continues to hold names like Tesco, Diageo, Reckitt Benckiser, Grupo Modelo and Woolworths. Woolworths is the largest supermarket chain in Australia, and their profits have been in the double digits for quite some time. The company recently gained share more rapidly because of merger and acquisition activity among its competitors, Coles and Myer, and the stock price reacted positively. We believe this company is well positioned for the long term. The Fund remains underweight in highly cyclical sectors, such as Materials and Energy. The Fund's holdings in Anglo Irish Bank and Tesco were the largest positive contributors in the quarter. Our holding in Daito Trust Construction was the largest negative contributor in the quarter.

     The Fund continues to maintain a significant exposure to emerging markets as strong fundamentals, attractive valuations, and solid growth prospects are likely to support investor interest over the long term. We have significant holdings in Mexico, including America Movil and Grupo Modelo. America Movil continues to be one of the best names in emerging markets telecommunications. The company dominates Mexico and is a leading player in other Latin American markets. Despite its size ($80 billion), we expect that it will provide growth in the mid-teens for the foreseeable future, sustain a return on equity in excess of 35%, and have operating margins of almost 20%.

     This quarter, we increased our position in Northern Rock, one of the best run banking franchises in Europe. This company is an old favorite of ours. We sold the position early in the year, as the stock approached our price target. We reestablished a position during the second half of the year, as the stock became less popular with investors, and its earnings growth proved stronger than expected. We anticipate that it will provide earnings growth in the low double digits, maintain a cost to income ratio below 30%, and offer a return on equity of approximately 20%.

     We believe investors' return expectations for 2007 should be significantly lower than they have been during the past few years. We continue to find select opportunities that we anticipate will provide strong growth, and our expectation is that these companies will perform well relative to the market as a whole. However, the upside is not as great as it was 12 to 18 months ago. We will be pleased with returns in the high single digits in the coming year, as there is some risk of multiples compression even if earnings growth remains robust.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
VONTOBEL ASSET MANAGEMENT, INC.
INVESTMENT SUB-ADVISER

CUMULATIVE PERFORMANCE COMPARISON(1)
JANUARY 1, 1997 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the International Equity Fund on December 31, 1996 would have grown to $26,461 over the last 10 years. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 1996 would have grown to $21,541 over the last 10 years.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                             1 YEAR   5 YEAR   10 YEAR
                             ------   ------   -------

International Equity Fund     30.34%   18.81%   10.22%
MSCI EAFE Index               26.86%   15.43%    8.06%

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(2)
                                   --------------------

United Kingdom                              24.7%
Switzerland                                 12.2%
Spain                                       11.5%
Australia                                    7.6%
India                                        7.0%
Ireland                                      6.7%
Japan                                        5.7%
Mexico                                       4.9%
Korea                                        3.5%
Belgium                                      3.3%
Brazil                                       2.9%
France                                       2.7%
Netherlands                                  2.1%
South Africa                                 2.1%
Norway                                       1.6%
Taiwan                                       1.5%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown on the prior page does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

     The Penn Series REIT Fund returned 32.41% for the twelve-month period ending December 31, 2006, compared to the 35.86% return for its benchmark, the Wilshire Real Estate Securities Index.

     During the year, the best performing property type for the benchmark was the office sector. The overriding theme for this sector during 2006 was mergers and acquisitions, which led to multiple expansion. Improving property level performance and an accelerating growth outlook generated strong investor interest. The worst performing sector was manufactured housing, which continued to suffer from company specific issues, as well as investor concerns which include exposure to weak Midwest markets and earnings quality given home-owner/home-renter mix.

     For the Fund, security selection in the regional retail and diversified sectors contributed positively to performance. The positive security selection in the regional retail sector was driven by not owning Mills Corp., the worst performer in the sector. The positive security selection in the diversified sector was a result of not owning Crescent, the worst performer in that sector. Underweighting the manufactured housing sector also added to performance as this was the worst performing sector of the benchmark.

     Overall, security selection was a drag on performance, a result being driven by poor security selection in the office and apartment sectors. In the office sector, not holding Equity Office Properties during a period of strong performance and underweighting SL Green detracted from performance. Within the apartment sector, we were overweight in GMH Communities, which was the worst performing security of the sector. Overall, sector allocation was also a drag on performance, led by an underweight to the office sector, the best performing sector of the benchmark.

     Several years ago we mentioned that as real estate fundamentals improved, it was important to focus on those property sectors which were seeing positive changes in property fundamentals. Now that we are in the recovery it becomes more difficult to make sector calls since all of the property sectors are doing well. Instead, we are focused on the rate of change in growth rates in sectors from year to year. However, we cannot lose sight of valuations.

INDEPENDENCE CAPITAL MANAGEMENT, INC.
INVESTMENT ADVISER
HEITMAN REAL ESTATE SECURITIES LLC
INVESTMENT SUB-ADVISER


CUMULATIVE PERFORMANCE COMPARISON(1)
MAY 1, 2002 -- DECEMBER 31, 2006

PERFORMANCE GRAPH

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $25,394. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the DJ Wilshire Real Estate Securities. Index, during the same period. A $10,000 investment in the DJ Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $26,775.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF 12/31/06


                                               SINCE
                                  1 YEAR   INCEPTION(2)
                                  ------   ------------

REIT Fund                          32.41%      22.08%
DJ Wilshire Real Estate
  Securities Index                 35.86%      23.50%


PORTFOLIO COMPOSITION AS OF 12/31/06


                                        PERCENT OF
                                   TOTAL INVESTMENTS(3)
                                   --------------------

Apartments                                  21.5%
Office                                      18.3%
Regional Malls                              15.0%
Strip Centers                               13.0%
Hotels and Resorts                           8.8%
Industrial                                   6.9%
Diversified                                  6.5%
Self-Storage                                 5.3%
Mixed Industrial/Office                      3.6%
Manufactured Homes                           1.1%
                                           -----
                                           100.0%
                                           =====




----------------------

(1) The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
(2) The Fund's inception date was May 1, 2002.
(3) Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

IMPORTANT INFORMATION ABOUT FUND EXPENSES

HYPOTHETICAL EXAMPLES OF A $1,000 INVESTMENT (UNAUDITED)

     We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

     The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

     These examples are based on an investment of $1,000 invested for six months beginning July 1, 2006 and held through December 31, 2006. The examples illustrate your fund's costs in two ways:

     - ACTUAL FUND PERFORMANCE in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

     - HYPOTHETICAL 5% ANNUAL RETURN is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case -- because the return used is not the fund's actual return -- the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

     Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2006.

DISCLOSURE OF FUND EXPENSES
FOR THE PERIOD JULY 1, 2006 TO DECEMBER 31, 2006

EXPENSE TABLE


----------------------------------------------------------------------------------------
                                                                              EXPENSES
                                      BEGINNING     ENDING      ANNUALIZED      PAID
                                        VALUE        VALUE       EXPENSE       DURING
                                       7/1/06      12/31/06       RATIO       PERIOD *
----------------------------------------------------------------------------------------

MONEY MARKET FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,025.10       0.51%        $2.58
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,022.66       0.51%        $2.57
----------------------------------------------------------------------------------------
LIMITED MATURITY BOND FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,032.80       0.51%        $2.62
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,022.63       0.51%        $2.61
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                              EXPENSES
                                      BEGINNING     ENDING      ANNUALIZED      PAID
                                        VALUE        VALUE       EXPENSE       DURING
                                       7/1/06      12/31/06       RATIO       PERIOD *
----------------------------------------------------------------------------------------

QUALITY BOND FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,050.50       0.59%        $3.06
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,022.22       0.59%        $3.02
----------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,077.00       0.86%        $4.50
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.88       0.86%        $4.38
----------------------------------------------------------------------------------------
FLEXIBLY MANAGED FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,112.80       0.86%        $4.60
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.88       0.86%        $4.40
----------------------------------------------------------------------------------------
GROWTH STOCK FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,122.30       1.00%        $5.35
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.16       1.00%        $5.10
----------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,117.70       0.88%        $4.70
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.77       0.88%        $4.48
----------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,063.60       0.85%        $4.44
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.90       0.85%        $4.35
----------------------------------------------------------------------------------------
INDEX 500 FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,124.90       0.35%        $1.87
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,023.44       0.35%        $1.79
----------------------------------------------------------------------------------------
MID CAP GROWTH FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,022.90       0.94%        $4.77
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.49       0.94%        $4.77
----------------------------------------------------------------------------------------
MID CAP VALUE FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,088.90       0.77%        $4.06
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,021.32       0.77%        $3.93
----------------------------------------------------------------------------------------
STRATEGIC VALUE FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,115.50       1.00%        $5.35
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.15       1.00%        $5.11
----------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $  944.50       0.97%        $4.73
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,020.34       0.97%        $4.92
----------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,106.70       1.16%        $6.17
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,019.35       1.16%        $5.91
----------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,174.80       1.25%        $6.85
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,018.91       1.25%        $6.36
----------------------------------------------------------------------------------------
REIT FUND
----------------------------------------------------------------------------------------
Actual Fund Performance               $1,000.00    $1,180.10       1.11%        $6.10
----------------------------------------------------------------------------------------
Hypothetical 5% Annual Return         $1,000.00    $1,019.61       1.11%        $5.65
----------------------------------------------------------------------------------------


* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days), then divided by 365.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
MONEY MARKET FUND




                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------


COMMERCIAL PAPER -- 27.3%
-----------------------------------------------------
AGRICULTURAL PRODUCTS -- 1.0%
Cargill Inc.
  5.350%, 01/03/07                  $ $800   $  $799
                                             -------
CHEMICALS -- 3.2%
BASF AG
  5.280%, 01/02/07                   2,500     2,499
                                             -------
ENERGY RESOURCES & SERVICES -- 3.3%
Wisconsin Electric Power
  5.330%, 01/02/07                   1,600     1,600
  5.330%, 01/12/07                   1,000       998
                                             -------
                                               2,598
                                             -------
FINANCE -- 15.4%
Genworth Finance Inc.,
  5.300%, 01/04/07                     485       485
HBOS Treasury Services PLC 144A @
  5.280%, 01/16/07                     400       399
  5.250%, 02/15/07                   1,500     1,490
ING (US) Funding Inc.,
  5.350%, 01/08/07                     135       135
  5.300%, 01/22/07                   2,000     1,994
  5.320%, 01/29/07                     493       491
UBS Finance Inc.
  5.350%, 01/03/07                     939       939
  5.320%, 01/04/07                     136       136
  5.320%, 01/11/07                     300       300
  5.350%, 01/11/07                     256       256
  5.310%, 01/18/07                   1,800     1,795
Westpac Bank
  5.270%, 01/18/07                     300       299
  5.260%, 01/24/07                     800       797
Westpac Security
  5.250%, 02/16/07                   2,500     2,483
                                             -------
                                              11,999
                                             -------
TELECOMMUNICATIONS -- 4.4%
Telstra Corp.
  5.280%, 03/14/07                   3,500     3,463
                                             -------
TOTAL COMMERCIAL PAPER
(COST $21,358)                                21,358
                                             -------

-----------------------------------------------------
CORPORATE BONDS -- 57.5%
-----------------------------------------------------
BANKING -- 4.4%
HBOS PLC 144A @
  3.125%, 01/12/07                   1,000       999
  5.452%, 01/12/07                     800       800
US Bank National Association
  5.337%, 01/25/07                   1,050     1,050
  2.400%, 03/12/07                     380       378
Wachovia Corp.
  5.428%, 02/06/07                     200       200
                                             -------
                                               3,427
                                             -------

ENERGY RESOURCES & SERVICES -- 4.6%
FPL Group Capital Inc.
  4.086%, 02/16/07                   3,637     3,631
                                             -------

FINANCE -- 26.5%
Bear Stearns Cos., Inc.
  5.700%, 01/15/07                   3,050     3,050
  5.534%, 01/16/07                     250       250
  7.000%, 03/01/07                     100       100
Boeing Capital Corp.
  5.750%, 02/15/07                   1,300     1,300
Canadian Imperial Bank of Commerce
  5.432%, 04/02/07                   1,000     1,000
CIT Group Inc.
  5.574%, 02/15/07                   2,000     2,001
Citi Group, Inc.
  5.442%, 01/12/07                      70        70
  7.375%, 04/02/07                   1,500     1,507
Deutsche Bank AG
  5.340%, 03/15/07                     975       975
Goldman Sachs Group Inc.
  5.510%, 01/09/07                     495       495
  7.200%, 03/01/07 144A @            3,000     3,008
HSBC Finance Corp.
  6.875%, 03/01/07                     100       100
  7.875%, 03/01/07                     822       825
International Lease Finance Corp.
  5.750%, 02/15/07                     800       800
JPMorgan Chase & Co.
  7.125%, 02/01/07                     430       431
Key Bank NA
  5.415%, 02/09/07                     500       500
M&I Marshall & Ilsley Bank
  2.625%, 02/09/07                     300       299
Merrill Lynch & Co., Inc.
  7.000%, 01/15/07                      50        50
  5.500%, 02/27/07                   2,500     2,501
Morgan Stanley
  5.800%, 04/01/07                     334       334
National Rural Utilities
  6.500%, 03/01/07                   1,100     1,102
SLMA Corp.
  5.625%, 04/10/07                      50        50
                                             -------
                                              20,748
                                             -------

FINANCE -- BANKS -- 2.8%
Nationwide Building Society 144A @
  2.625%, 01/30/07                   2,150     2,146
                                             -------
FINANCIAL SERVICES -- 3.8%
General Electric Capital Corp.
  2.800%, 01/15/07                   2,000     1,998
JPMorgan & Co., Inc.
  6.875%, 01/15/07                   1,000     1,000
                                             -------
                                               2,998
                                             -------
HEALTHCARE -- 4.6%
Unitedhealth Group, Inc.
  5.200%, 01/17/07                   3,610     3,610
                                             -------

INDUSTRIAL -- 2.6%
Caterpillar Finance Services Corp.
  3.000%, 02/15/07                   2,000     1,994
                                             -------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
MONEY MARKET FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


INSURANCE -- 3.7%
AIG Sunamer Global Financial, Inc.
  144A @
  5.100%, 01/17/07                  $  100   $   100
ASIF Global Financing XXVI 144A @
  2.500%, 01/30/07                   2,100     2,096
Met Life Global Funding I 144A @
  5.431%, 03/16/07                     700       700
                                             -------
                                               2,896
                                             -------
PHARMACEUTICALS -- 0.4%
Glaxosmithkline Capital
  2.375%, 04/16/07                     190       189
Merck & Co, Inc.
  2.500%, 03/30/07                     150       149
                                             -------
                                                 338
                                             -------
TELECOMMUNICATIONS -- 4.1%
SBC Communications 144A @
  4.214%, 06/05/07                   1,000       995
AT&T Corp.
  7.750%, 03/01/07                   2,201     2,209
                                             -------
                                               3,204
                                             -------
TOTAL CORPORATE BONDS
(COST $44,992)                                44,992
                                             -------
-----------------------------------------------------
VARIABLE RATE DEMAND NOTES -- 12.2%
-----------------------------------------------------
HEALTHCARE -- 0.6%
Barton Healthcare, LLC
  5.410%, 02/15/25                     155       155
Fairview Hospital & Healthcare
  Services
  5.380%, 11/01/15                     300       300
                                             -------
                                                 455
                                             -------
MUNICIPAL BONDS -- 9.1%
Berks County, PA, Industrial
  Development
  Authority 5.500%, 06/01/15           450       450
Columbia County, GA, Development
  Authority 5.400%, 03/01/10           800       800
Harris County, TX, Sports
  Authority Special
  Revenue
  5.380%, 11/15/30                   2,100     2,100
Illinois Development Finance
  Authority
  5.370%, 11/01/14                     600       600
Montgomery County, PA, Industrial
  Development Authority
  5.450%, 03/01/10                     540       540
New York, NY -- Subseries-A-9
  5.350%, 11/01/23                   2,000     2,000
Philadelphia Authority-For
  Industrial
  Development-Marketplace
  5.350%, 07/01/10                     670       670
                                             -------
                                               7,160
                                             -------
PARKING FACILITIES -- 2.5%
Liliha Parking LP
  5.850%, 08/01/24                   1,960     1,960
                                             -------
TOTAL VARIABLE RATE DEMAND NOTES
(COST $9,575)                                  9,575
                                             -------






                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------


SHORT-TERM INVESTMENTS -- 3.0%
-----------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempFund              1,031,445   $ 1,031
Evergreen Prime Cash Management
  Money Market Fund              1,274,835     1,275
                                             -------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,306)                                  2,306
                                             -------
TOTAL INVESTMENTS -- 100.0%
(COST $78,231)                               $78,231
                                             =======




----------------------
+  See Note 1 to Financial Statements.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.



-----------------------------------------------------------
    MATURITY
    SCHEDULE           MARKET        % OF
   (UNAUDITED)      VALUE (000)   PORTFOLIO   (CUMULATIVE)
-----------------------------------------------------------

  1 --   7 days       $18,339        23.4%        23.4%
  8 --  14 days         2,689         3.4%        26.8%
 15 --  30 days        17,568        22.5%        49.3%
 31 --  60 days        15,379        19.6%        68.9%
 61 --  90 days        21,032        26.9%        95.8%
 91 -- 120 days         2,229         2.9%        98.7%
121 -- 150 days             0         0.0%        98.7%
over 150 days             995         1.3%       100.0%
-------------------------------------------
                      $78,231       100.0%
                      =======       ======




Average Weighted Maturity -- 41 days

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
LIMITED MATURITY BOND FUND




                                      PAR      VALUE
                                     (000)     (000)+
------------------------------------------------------


U.S. TREASURY NOTES -- 13.7%
------------------------------------------------------
U.S. TREASURY INFLATION INDEXED NOTES -- 4.0%
  3.375%, 01/15/07#                $$ 1,500   $$1,908
                                              -------
U.S. TREASURY OBLIGATIONS -- 9.7%
  4.125%, 08/15/08#                   2,400     2,374
  4.875%, 05/31/11#                   1,000     1,007
  5.125%, 06/30/11                    1,250     1,271
                                              -------
                                                4,652
                                              -------
TOTAL U.S. TREASURY NOTES
(COST $6,344)                                   6,560
                                              -------

------------------------------------------------------
AGENCY OBLIGATIONS -- 17.5%
------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.1%
  5.000%, 06/15/31                    1,500     1,474
                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.4%
  6.850%, 09/15/19                      338       328
  4.384%, 12/01/33                    2,503     2,483
  3.500%, 04/01/34                    1,207     1,174
  6.014%, 07/01/36                    1,402     1,420
  6.100%, 09/01/36                    1,478     1,496
                                              -------
                                                6,901
                                              -------
TOTAL AGENCY OBLIGATIONS
(COST $8,436)                                   8,375
                                              -------

------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.4%
------------------------------------------------------
Asset Securitization Corp.
  7.400%, 10/13/26                      146       150
                                              -------
Atherton Franchisee Loan Funding
  6.720%, 05/15/20                      666       666
                                              -------
Banc of America Commercial
  Mortgage, Inc.
  5.039%, 11/10/42                    2,660     2,641
                                              -------
Bear Stearns Commercial Mortgage
  Securities, Inc.
  6.080%, 02/15/35                      596       603
  5.395%, 12/11/40                    1,500     1,509
  4.521%, 11/11/41                    1,000       967
                                              -------
                                                3,079
                                              -------
Conseco Finance Securitizations
  Corp.
  5.790%, 04/01/24                      143       143
                                              -------
Green Tree Financial Corp.
  7.650%, 04/15/19                      377       390
  7.250%, 09/15/26                      319       327
  7.330%, 03/01/30                       65        65
  6.500%, 02/01/31                    1,120     1,123
                                              -------
                                                1,905
                                              -------
JPMorgan Chase Commercial
  Mortgage Security Corp.
  5.464%, 10/12/35                      694       692
  4.545%, 01/15/42                    1,500     1,450
                                              -------
                                                2,142
                                              -------
LB-UBS Commercial Mortgage Trust
  4.821%, 04/15/30                    2,000     1,975
                                              -------
NationsLink Funding Corp.
  7.229%, 06/20/31                       46        46
                                              -------
PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                      350       352
                                              -------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(COST $13,159)                                 13,099
                                              -------





                                    NUMBER
                                  OF SHARES
------------------------------------------------------


SHORT-TERM INVESTMENTS -- 30.0%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempFund                  1,789      1,789
Evergreen Prime Cash Management
  Money Market Fund                  1,867      1,867
                                     PAR
                                    (000)
                                  ---------
Federal Home Loan Bank
  5.015%, 01/02/07                  10,700     10,699
                                              -------
TOTAL SHORT-TERM INVESTMENTS
(COST $14,355)                                 14,355
                                              -------

------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 11.4%
------------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                     30         30
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                     89         89
Institutional Money Market Trust
  5.302%, 01/02/2007                 5,185      5,185
IXIS Time Deposit
  5.30%, 01/02/2007                    121        121
National Bank Canada Time
  Deposit
  5.32%, 01/02/2007                     30         30
                                              -------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $5,455)                                   5,455
                                              -------
TOTAL INVESTMENTS -- 100.0%
(COST $47,749)                                $47,844
                                              =======




----------------------
+  See Note 1 to Financial Statements.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
QUALITY BOND FUND




                                     PAR      VALUE
                                    (000)     (000)+
-----------------------------------------------------



CORPORATE BONDS -- 7.8%
-----------------------------------------------------
AEROSPACE & DEFENSE -- 1.0%
United Technologies Corp.
  5.400%, 05/01/35                 $ 1,000   $   966
  6.050%, 06/01/36                   1,000     1,053
                                             -------
                                               2,019
                                             -------

AGRICULTURAL PRODUCTS -- 0.5%
Cargill Inc. 144A @
  6.125%, 09/15/36                   1,000     1,026
                                             -------

AUTOMOBILES & RELATED -- 0.4%
Ford Motor Co.
  7.450%, 07/16/31#                  1,000       785
                                             -------

CABLE OPERATORS -- 0.7%
Tele-Communications, Inc.
  9.875%, 06/15/22                   1,000     1,316
                                             -------

COMPUTERS & OFFICE EQUIPMENT -- 0.6%
IBM Corp.
  6.500%, 01/15/28                   1,000     1,092
                                             -------

DIVERSIFIED OPERATIONS -- 1.0%
Siemens Financieringsmat 144A@
  6.125%, 08/17/26                   2,000     2,044
                                             -------

FOOD & BEVERAGES -- 1.0%
Anheuser-Busch Co., Inc.
  5.750%, 04/01/36                   2,000     1,918
                                             -------

PHARMACEUTICALS -- 2.1%
Genentech, Inc.* 144A@
  5.250%, 07/15/35                   1,000       930
Glaxosmithkline Capital, Inc.
  5.375%, 04/15/34                   1,000       969
Merck & Co., Inc.
  6.400%, 03/01/28                   2,000     2,137
                                             -------
                                               4,036
                                             -------

RETAIL -- 0.5%
Wal-Mart Stores, Inc.
  5.250%, 09/01/35                   1,000       918
                                             -------
TOTAL CORPORATE BONDS
(COST $14,869)                                15,154
                                             -------


-----------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 21.9%
-----------------------------------------------------

U.S. TREASURY BONDS -- 1.6%
  5.375%, 02/15/31                   3,000     3,214
                                             -------

U.S. TREASURY NOTES -- 20.3%
  4.375%, 12/15/10                   2,500     2,471
  4.750%, 03/31/11#                 10,000    10,017
  4.875%, 04/30/11#                  3,000     3,019
  4.875%, 05/31/11#                 14,000    14,096
  3.875%, 02/15/13                   2,500     2,393
  4.250%, 11/15/13#                  2,500     2,434
  4.875%, 08/15/16#                  5,000     5,060
                                             -------
                                              39,490
                                             -------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $42,135)                                42,704
                                             -------


AGENCY OBLIGATIONS -- 13.0%
-----------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.5%
  5.00%, 06/15/31                    5,000     4,914
                                             -------

FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 10.4%
  6.850%, 09/15/19                   2,479     2,406
  3.500%, 04/01/34                   3,620     3,522
  6.014%, 07/01/36                   4,674     4,732
  5.983%, 08/01/36                   4,603     4,647
  6.100%, 09/01/36                   4,926     4,986
                                             -------
                                              20,293
                                             -------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.1%
  9.000%, 10/15/30                       9        10
  9.000%, 11/15/30                      16        17
  9.000%, 11/15/30                      78        85
                                             -------
                                                 112
                                             -------
TOTAL AGENCY OBLIGATIONS
(COST $25,407)                                25,319
                                             -------


-----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.5%
-----------------------------------------------------
Atherton Franchisee Loan Funding
  7.230%, 04/15/12                   1,917     1,964
                                             -------

Banc of America Commercial
  Mortgage, Inc. 4.885%, 11/10/42   10,000     9,930
                                             -------
Bear Stearns Commercial Mortgage
  Securities, Inc.
  4.830%, 08/15/38                   4,000     3,916
  5.395%, 12/11/40                   5,000     5,030
  4.521%, 11/11/41                   5,000     4,834
                                             -------
                                              13,780
                                             -------

Conseco Finance Securitizations
  Corp.
  7.730%, 04/01/32                      94        94
  5.790%, 05/01/33                     572       573
                                             -------
                                                 667
                                             -------

Green Tree Financial Corp.
  7.240%, 11/15/28                     785       336
  7.330%, 04/01/31                     258       259
                                             -------
                                                 595
                                             -------

JPMorgan Chase Commercial
  Mortgage Securities Corp.
  5.464%, 10/12/35                   2,775     2,770
  4.545%, 01/15/42                   5,000     4,832
                                             -------
                                               7,602
                                             -------

LB-UBS Commercial Mortgage Trust
  4.821%, 04/15/30                   3,000     2,961
                                             -------

Morgan Stanley Capital
  4.590%, 04/14/40                   5,000     4,859
                                             -------

PNC Mortgage Acceptance Corp.
  5.910%, 03/12/34                   1,399     1,408
                                             -------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS
(COST $43,716)                                43,766
                                             -------



PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
QUALITY BOND FUND

                                     PAR      VALUE
                                    (000)     (000)+
-----------------------------------------------------
ASSET BACKED SECURITIES -- 1.0%
-----------------------------------------------------
Railcar Leasing L.L.C.
  7.125%, 01/15/13                 $ 1,900   $ 1,976
                                             -------
(COST $1,908)




                                 NUMBER OF
                                   SHARES
-----------------------------------------------------



SHORT-TERM INVESTMENTS -- 15.1%
-----------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempFund              7,478,458     7,478
Evergreen Prime Cash Management
  Money Market Fund              7,858,509     7,859




                                     PAR
                                    (000)
                                   ------



Federal Home Loan Bank
  4.780%, 01/02/07                 14,200     14,198
                                            --------
TOTAL SHORT-TERM INVESTMENTS
(COST $29,535)                                29,535
                                            --------


-----------------------------------------------------
SECURITIES LENDING COLLATERAL -- 18.7%
-----------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                   301        301
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                   887        887
Institutional Money Market Trust
  5.302%, 01/02/2007               33,773     33,773
IXIS Time Deposit
  5.30%, 01/02/2007                 1,199      1,199
National Bank Canada Time Deposit
  5.32%, 01/02/2007                   301        301
                                            --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $36,461)                                36,461
                                            --------
TOTAL INVESTMENTS -- 100.0%
(COST $194,031)                             $194,915
                                            ========




----------------------
+  See Note 1 to Financial Statements.
*  Non-Income Producing Security.
#  Security position is either entirely or partially on loan.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND




                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------


CORPORATE BONDS -- 92.4%
-----------------------------------------------------

ADVERTISING -- 2.0%
Advanstar Communications, Inc.
  10.750%, 08/15/10                 $  300   $   322
Advanstar, Inc.
  15.000%, 10/15/11                    150       155
Affinity Group, Inc.+++
  10.875%, 02/15/12                     87        85
Lamar Advertising Co. CONV
  2.875%, 12/31/10                     300       406
Lamar Media Corp.
  6.625%, 08/15/15                     175       172
R.H. Donnelley Finance Corp.
  10.875%, 12/15/12                    175       190
RH Donnelley Corp.
  8.875%, 01/15/16                     375       393
                                             -------
                                               1,723
                                             -------

AEROSPACE & DEFENSE -- 1.2%
GenCorp, Inc. 144A @+++
  9.500%, 08/15/13                     497       526
Moog, Inc.
  6.250%, 01/15/15                     225       217
Sequa Corp.
  9.000%, 08/01/09                      50        53
Transdigm Inc.
  7.750%, 07/15/14                     200       205
                                             -------
                                               1,001
                                             -------

AUTOMOBILES & RELATED -- 3.4%
Commercial Vehicle Group, Inc.
  8.000%, 07/01/13                      50        48
Cooper Standard Automotive Corp.
  8.375%, 12/15/14                     175       137
Ford Motor Co. CONV
  4.250%, 12/15/36                      97       103
General Motors Corp.
  8.375%, 07/15/33                     500       462
Goodyear Tire & Rubber Co.
  7.857%, 08/15/11                      75        74
  8.625%, 12/01/11 144A @              400       413
H&E Equipment Services
  8.375%, 07/15/16                     200       210
Hertz Corporation 144A @
  8.875%, 01/01/14                     250       262
Lear Corporation 144A @
  8.750%, 12/01/16                     300       290
Neff Rental/Neff Finance
  11.250%, 06/15/12                    200       218
Rental Service Corp. 144A @
  9.500%, 12/01/14                     225       232
Sunstate Equipment Co LLC 144A @
  10.500%, 04/01/13                    200       212
Tenneco, Inc.
  8.625%, 11/15/14                     275       281
                                             -------
                                               2,942
                                             -------

BROADCAST/MEDIA -- 4.0%
Barrington Broadcasting, 144A @
  10.500%, 08/15/14                     75        75
EchoStar Communications Corp. CONV
  5.750%, 05/15/08                     125       126
Echostar DBS Corp.
  7.000%, 10/01/13                      25        25
  6.625%, 10/01/14                     300       293
Fisher Communications, Inc.
  8.625%, 09/15/14                      50        53
Gray Television, Inc.
  9.250%, 12/15/11                     250       262
Haights Cross+++
  11.750%, 08/15/11                    200       205
  18.737%, 08/15/11+                   100        63
Liberty Media Holding Corp. CONV
  4.000%, 11/15/29                     425       284
Lighthouse International Co. SA
  144A @
  8.000%, 04/30/14                     275       397
Lin Television Corp., CONV
  2.500%, 05/15/33                      38        36
Medianews Group, Inc.
  6.875%, 10/01/13                     175       158
  6.375%, 04/01/14                      50        43
Nexstar Finance Inc.
  10.730%, 04/01/13+                   300       269
  7.000%, 01/15/14                     150       141
Shaw Communications Inc.
  8.250%, 04/11/10                      75        80
Sinclair Broadcast Group
  8.000%, 03/15/12                     525       542
Videotron Ltee
  6.875%, 01/15/14                     175       176
  6.375%, 12/15/15                      50        49
XM Satellite Radio Inc.
  9.750%, 05/01/14                     225       225
                                             -------
                                               3,502
                                             -------

BUILDING & BUILDING SUPPLIES -- 1.2%
Associated Materials, Inc.
  13.910%, 03/01/14+                    50        34
Building Materials Corp. of
  America
  7.750%, 08/01/14                     325       294
Dycom Industries, Inc.
  8.125%, 10/15/15                     175       180
Esco Corp. 144A @
  8.388%, 12/15/13                     100       101
  8.625%, 12/15/13                     200       205
Interline Brands Inc.
  8.125%, 06/15/14                     250       257
                                             -------
                                               1,071
                                             -------

BUILDING & REAL ESTATE -- 0.4%
Brand Services, Inc.
  12.000%, 10/15/12                    225       249
Mobile Mini, Inc.
  9.500%, 07/01/13                      81        86
                                             -------
                                                 335
                                             -------

BUILDING PRODUCTS & SUPPLIES -- 0.3%
Texas Industries, Inc.
  7.250%, 07/15/13                     275       279
                                             -------
CABLE OPERATORS -- 1.2%
Charter Communications Operating
  LLC 144A @
  8.000%, 04/30/12                     650       675

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


CABLE OPERATORS -- (CONTINUED)
CSC Holdings, Inc.
  7.250%, 07/15/08                  $  225   $   227
Kabel Deutschland
  10.625%, 07/01/14                    125       139
                                             -------
                                               1,041
                                             -------

CHEMICALS -- 1.5%
Hercules, Inc.
  6.750%, 10/15/29                     150       146
Huntsman International LLC 144A @
  7.875%, 11/15/14                     350       352
Ineos Group Holdings Plc 144A @
  8.500%, 02/15/16                     300       286
Koppers, Inc.
  9.875%, 10/15/13                     100       108
Rhodia, SA 144A @
  6.238%, 10/15/13                     100       131
Rockwood Specialties Group, Inc.
  10.625%, 05/15/11                     50        52
Terra Capital
  11.500%, 06/01/10                    200       215
                                             -------
                                               1,290
                                             -------

COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.3%
Juniper Networks, Inc. CONV
  (0.532%), 06/15/08+                  150       162
SS&C Technologies, Inc.
  11.750%, 12/01/13                     75        82
                                             -------
                                                 244
                                             -------

COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.5%
Intel Corp. CONV
  2.950%, 12/15/35 144A @              125       113
  2.950%, 12/15/35                      25        22
UGS Corp.
  10.000%, 06/01/12                    275       300
                                             -------
                                                 435
                                             -------

COMPUTER SERVICES & SOFTWARE -- 1.4%
Serena Software Inc.
  10.375%, 03/15/16                     75        80
Sungard Data Systems, Inc.
  9.125%, 08/15/13                     375       394
  9.973%, 08/15/13                     125       130
UGS Capital Corp. II 144A @
  10.348%, 06/01/11                    263       269
Unisys Corp.
  7.875%, 04/01/08                     150       150
  6.875%, 03/15/10                     100        98
  8.000%, 10/15/12                      75        74
                                             -------
                                               1,195
                                             -------

COMPUTERS & OFFICE EQUIPMENT -- 0.5%
Xerox Corp.
  7.625%, 06/15/13                     100       105
  6.400%, 03/15/16                     151       154
  6.750%, 02/01/17                     150       157
                                             -------
                                                 416
                                             -------

CONSUMER PRODUCTS -- 2.4%
Acco Brands Corp.
  7.625%, 08/15/15                     175       172
American Greetings Corp.
  7.375%, 06/01/16                      50        51
FTD, Inc.
  7.750%, 02/15/14                     294       295
Gregg Appliances
  9.000%, 02/01/13                      25        24
Jostens Holdings Corp.
  9.854%, 12/01/13+                    550       485
Jostens IH Corp.
  7.625%, 10/01/12                     175       177
Leslie's Poolmart
  7.750%, 02/01/13                     275       274
Sealy Mattress Co.
  8.250%, 06/15/14                     275       287
Simmons Bedding Co.
  7.875%, 01/15/14                      75        76
  12.037%, 12/15/14+                   275       216
                                             -------
                                               2,057
                                             -------

CONTAINERS -- 2.0%
Ball Corp.
  6.875%, 12/15/12                      75        77
Berry Plastics Holding Corp. 144A
  @
  8.875%, 09/15/14                     150       152
  9.235%, 09/15/14                      75        76
Bway Corp.
  10.000%, 10/15/10                    150       157
Graham Packaging Co.
  8.500%, 10/15/12                      50        51
Graphic Packaging International
  Corp.
  8.500%, 08/15/11                      75        78
  9.500%, 08/15/13                     125       132
Greif Brothers Corp.
  8.875%, 08/01/12                     100       105
Owens-Brockway Glass Container,
  Inc.
  8.875%, 02/15/09                     325       332
  8.750%, 11/15/12                     250       265
  8.250%, 05/15/13                     100       103
Owens-Illinois, Inc.
  7.350%, 05/15/08                      75        75
Stone Container Corp.
  8.375%, 07/01/12                     100        98
                                             -------
                                               1,701
                                             -------

COSMETICS & TOILETRIES -- 0.1%
Chattem, Inc.
  7.000%, 03/01/14                      50        49
                                             -------
DISTRIBUTION SERVICES -- 0.2%
ADESA Corp.
  7.625%, 06/15/12                     200       207
                                             -------

DIVERSIFIED OPERATIONS -- 1.4%
Bombardier, Inc. 144A @
  6.750%, 05/01/12                     100        98
Covalence Specialty Material 144A
  @
  10.250%, 03/01/16                    125       114
Festival Fun Pk LLC
  10.875%, 04/15/14                     75        75
Fisher Scientific International,
  Inc.
  6.125%, 07/01/15                     250       247

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


DIVERSIFIED OPERATIONS -- (CONTINUED)
Leucadia National Corp.
  7.000%, 08/15/13                  $  275   $   279
Nell AF Sarl 144A @
  8.375%, 08/15/15                     350       360
                                             -------
                                               1,173
                                             -------

ELECTRONIC COMPONENTS -- 0.7%
NXP BV 144A @
  8.118%, 10/15/13                     175       178
  9.500%, 10/15/15                     425       436
                                             -------
                                                 614
                                             -------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 2.6%
Celestica Inc.
  7.875%, 07/01/11                     225       223
Conexant Systems Inc.
  9.126%, 11/15/10+ 144A @             175       178
  4.000%, 03/21/26 CONV                100        91
Flextronics International Ltd.
  6.250%, 11/15/14                     125       121
Freescale Semiconductor 144A @
  8.875%, 12/15/14                     350       349
  9.195%, 12/15/14                     125       124
  10.125%, 12/15/16                    450       451
L-3 Communications Corp.
  6.375%, 10/15/15                     325       322
Spansion LLC 144A @
  11.250%, 01/15/16                    150       158
Stats Chippac, Inc.
  6.750%, 11/15/11                     100        98
Superior Essex, Inc.
  9.000%, 04/15/12                     125       130
                                             -------
                                               2,245
                                             -------

ENERGY RESOURCES & SERVICES -- 6.9%
AES Corp.
  9.375%, 09/15/10                     275       299
  8.875%, 02/15/11                     300       322
  7.750%, 03/01/14                      75        79
  9.000%, 05/15/15 144A @              250       269
Allegheny Energy Supply Co. LLC
  7.800%, 03/15/11                      50        54
  8.250%, 04/15/12 144A @               25        27
Alpha Natural Resources LLC
  10.000%, 06/01/12                    200       217
CMS Energy Corp.
  8.500%, 04/15/11                      50        54
Copano Energy LLC
  8.125%, 03/01/16                     150       155
Hilcorp Energy Co. 144A @
  10.500%, 09/01/10                    250       268
  7.750%, 11/01/15                      50        49
Invensys Plc 144A @
  9.875%, 03/15/11                     260       279
Midwest Generation LLC
  8.750%, 05/01/34                     425       461
Mirant Americas Generation, LLC
  8.300%, 05/01/11                     200       205
Mirant North America LLC
  7.375%, 12/31/13                     850       863
Mission Energy Holding Co.
  13.500%, 07/15/08                    200       221
NRG Energy, Inc.
  7.250%, 02/01/14                     100       101
  7.375%, 02/01/16                     775       779
Orion Power Holdings, Inc.
  12.000%, 05/01/10                    300       341
Peabody Energy Corp.
  7.375%, 11/01/16                     125       133
Petrohawk Energy Corp.
  9.125%, 07/15/13                     175       184
Sierra Pacific Resources
  7.803%, 06/15/12+++                   25        26
  8.625%, 03/15/14                     250       268
Stone Energy Corp. 144A @
  8.124%, 07/15/10                     200       198
Utilicorp Canada Finance Corp.
  7.750%, 06/15/11                     150       158
                                             -------
                                               6,010
                                             -------

ENTERTAINMENT & LEISURE -- 2.3%
AMC Entertainment, Inc.
  11.000%, 02/01/16                    300       337
AMF Bowling Worldwide, Inc.
  10.000%, 03/01/10                    200       207
Cinemark, Inc.
  9.000%, 02/01/13                     100       106
  9.391%, 03/15/14+                    625       537
K2, Inc.
  7.375%, 07/01/14                     200       202
MTR Gaming Group, Inc. 144A @
  9.000%, 06/01/12                      50        51
Pokagon Gaming Authority 144A @
  10.375%, 06/15/14                    250       274
Speedway Motorsports Inc.
  6.750%, 06/01/13                      50        50
Town Sports International, Inc.
  9.625%, 04/15/11                      80        85
Tunica-Biloxi Gaming AU 144A @
  9.000%, 11/15/15                     125       129
                                             -------
                                               1,978
                                             -------

FINANCE -- 7.5%
BCP Caylux Holdings Luxembourg SCA
  9.625%, 06/15/14                     385       425
Couche-Tard U.S./Finance
  7.500%, 12/15/13                     325       332
FBOP Capital Trust II 144A @+++
  10.000%, 01/15/09                    150       160
Ford Motor Credit Co.
  9.957%, 04/15/12                   1,125     1,192
FTI Consulting Inc.
  7.625%, 06/15/13                     200       207
  7.750%, 10/01/16 144A @              150       156
General Motors Acceptance Corp.
  6.750%, 12/01/14                     725       745
  8.000%, 11/01/31                   1,350     1,550
Global Cash Access LLC
  8.750%, 03/15/12                     204       214
IAAI Finance Corp.
  11.000%, 04/01/13                    200       226

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


FINANCE -- (CONTINUED)
iPayment, Inc.
  9.750%, 05/15/14                  $  250   $   257
iPayment Investors LP 144A @+++
  12.750%, 07/15/14                    175       176
Poster Financial Group Inc.
  8.750%, 12/01/11                     250       260
Rafealla Apparel Group 144A @
  11.250%, 06/15/11                    201       205
Rainbow National Services 144A @
  8.750%, 09/01/12                      75        79
Stone Container Finance
  7.375%, 07/15/14                     325       302
                                             -------
                                               6,486
                                             -------

FOOD & BEVERAGES -- 1.2%
B&G Foods, Inc.
  8.000%, 10/01/11                     275       278
Del Monte Corp.
  8.625%, 12/15/12                     275       290
Reynolds American, Inc.
  7.250%, 06/01/13                     275       286
  7.625%, 06/01/16                     150       159
                                             -------
                                               1,013
                                             -------

HEALTHCARE -- 3.2%
Community Health Systems, Inc.
  6.500%, 12/15/12                     200       197
Concentra Operating Corp.
  9.500%, 08/15/10                     100       105
  9.125%, 06/01/12                     175       184
CRC Health Corp.
  10.750%, 02/01/16                    175       188
Fresenius Medical Care Capital
  Trust II
  7.875%, 02/01/08                      25        26
Genesis HealthCare Corp.
  8.000%, 10/15/13                     225       235
HCA Inc. 144A @
  9.250%, 11/15/16                     575       616
HCA-The Healthcare Corp.
  8.750%, 09/01/10                     375       391
Team Health Inc.
  11.250%, 12/01/13                    175       181
Triad Hospitals, Inc.
  7.000%, 11/15/13                     225       226
Vanguard Health Holding Co. II LLC
  9.000%, 10/01/14                     275       278
Ventas Realty Ltd. Partnership
  6.750%, 06/01/10                      75        77
  6.500%, 06/01/16                     100       103
                                             -------
                                               2,807
                                             -------

HOTELS & GAMING -- 1.5%
American Casino & Entertainment
  Properties LLC
  7.850%, 02/01/12                     200       204
Boyd Gaming Corp.
  8.750%, 04/15/12                      25        26
Buffalo Thunder, 144A @
  9.375%, 12/15/14                     225       229
Felcor Lodging LP
  8.500%, 06/01/11                      75        80
MGM Mirage, Inc.
  8.500%, 09/15/10                     100       107
  6.625%, 07/15/15                     225       214
Penn National Gaming Inc.
  6.750%, 03/01/15                     275       270
Pinnacle Entertainment
  8.250%, 03/15/12                      25        25
Trump Entertainment Resorts
  8.500%, 06/15/15                     175       174
                                             -------
                                               1,329
                                             -------

HOTELS & RESORTS -- 1.2%
Host Marriott LP
  7.125%, 11/01/13                      75        77
  6.375%, 03/15/15                      25        25
  6.750%, 06/01/16                     775       776
Little Trav Bay Odawa Inc. 144A
  @+++
  10.250%, 02/15/14                    125       126
                                             -------
                                               1,004
                                             -------

INDUSTRIAL -- 0.6%
Abitibi Consolidated, Inc.
  5.250%, 06/20/08                     125       120
  8.550%, 08/01/10                     100        95
American Commercial Lines/ACL
  Finance
  9.500%, 02/15/15                     200       222
Chukchansi Economic Development
  Authority 144A @+++
  8.780%, 11/15/12                     125       129
                                             -------
                                                 566
                                             -------

MACHINERY & HEAVY EQUIPMENT -- 1.0%
Case New Holland, Inc.
  9.250%, 08/01/11                     225       238
Columbus McKinnon Corp.
  8.875%, 11/01/13                     300       317
Stewart & Stevenson LLC, 144A @
  10.000%, 07/15/14                    200       210
Terex Corp.
  7.375%, 01/15/14                      75        76
                                             -------
                                                 841
                                             -------

MANUFACTURING -- 2.2%
Accuride Corp.
  8.500%, 02/01/15                     200       193
AGY Holding Corp. 144A @
  11.000%, 11/15/14                    125       125
Broder Bros. Co.
  11.250%, 10/15/10                    175       170
Foundation PA Coal Co.
  7.250%, 08/01/14                     250       254
General Cable Corp.
  9.500%, 11/15/10                     225       239
Indalex Holdings 144A @
  11.500%, 02/01/14                    125       131
Nutro Products, Inc., 144A @
  9.230%, 10/15/13                     150       155
  10.750%, 04/15/14                    200       219

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


MANUFACTURING -- (CONTINUED)
RBS Global & Rexnord Corp., 144A @
  9.500%, 08/01/14                  $  375   $   390
  11.750%, 08/01/16                     50        52
                                             -------
                                               1,928
                                             -------

MEDICAL SERVICES & EQUIPMENT -- 0.7%
DaVita, Inc.
  6.625%, 03/15/13                     150       150
  7.250%, 03/15/15                     150       153
U.S. Oncology, Inc.
  9.000%, 08/15/12                     125       132
  10.750%, 08/15/14                     75        83
Warner Chilcott Corp.
  8.750%, 02/01/15                      81        83
                                             -------
                                                 601
                                             -------

MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
Biovail Corp.
  7.875%, 04/01/10                     175       179
VWR International, Inc.
  8.000%, 04/15/14                     150       155
                                             -------
                                                 334
                                             -------

METAL COMPONENTS & PRODUCTS -- 0.7%
Century Aluminum Co.
  7.500%, 08/15/14                     125       127
Gerdau AmeriSteel Corp.
  10.375%, 07/15/11                    100       107
Metals USA Inc.
  11.125%, 12/01/15                    150       165
Novelis, Inc. 144A @
  7.250%, 02/15/15                     225       218
                                             -------
                                                 617
                                             -------

METALS & MINING -- 0.7%
Aleris International, Inc. 144A @
  10.000%, 12/15/16                    175       176
Arch Western Finance LLC
  6.750%, 07/01/13                     150       149
Gibraltar Industries, Inc.
  8.000%, 12/01/15                     275       271
                                             -------
                                                 596
                                             -------

OFFICE EQUIPMENT & SERVICES -- 0.2%
IKON Office Solutions, Inc.
  7.750%, 09/15/15                     200       210
                                             -------
OFFICE PROPERTY -- 0.2%
Saul Centers, Inc.
  7.500%, 03/01/14                     150       152
                                             -------

OIL & GAS -- 5.5%
AmeriGas Partners L.P.
  7.250%, 05/20/15                     150       152
ANR Pipeline Co.
  8.875%, 03/15/10                      50        52
Atlas Pipeline Partners
  8.125%, 12/15/15                     125       128
Chaparral Energy Inc.
  8.500%, 12/01/15                     275       274
Chesapeake Energy Corp.
  6.500%, 08/15/17                     250       244
  6.875%, 11/15/20                     450       442
Clayton William Emergy
  7.750%, 08/01/13                     175       161
Colorado Interstate Gas
  6.800%, 11/15/15                     125       130
Complete Product Services 144A @
  8.000%, 12/15/16                     175       179
Compton Petroleum Corp.
  7.625%, 12/01/13                     325       314
Denbury Resources, Inc.
  7.500%, 04/01/13                     200       203
  7.500%, 12/15/15                      75        77
Dynegy Roseton/Danskammer LLC
  7.270%, 11/08/10                     175       179
Encore Acquisition Co.
  7.250%, 12/01/17                     225       218
Ferrellgas Partners LP
  8.750%, 06/15/12                     225       231
Forest Oil Corp.
  8.000%, 12/15/11                     100       104
Hanover Compressor Co.
  7.500%, 04/15/13                     225       227
  9.000%, 06/01/14                      75        81
Magnum Hunter Resources, Inc.
  9.600%, 03/15/12                      32        34
OPTI Canada Inc.,144A @
  8.250%, 12/15/14                     225       231
Range Resources Corp.
  6.375%, 03/15/15                     200       195
  7.500%, 05/15/16                     150       154
Southern Natural Gas Co.
  8.875%, 03/15/10                     100       105
Swift Energy Co.
  9.375%, 05/01/12                      50        53
Williams Cos., Inc.
  8.125%, 03/15/12                     225       244
  7.625%, 07/15/19                      50        54
  7.500%, 01/15/31                     150       156
  7.750%, 06/15/31                     100       105
                                             -------
                                               4,727
                                             -------

PAPER & RELATED PRODUCTS -- 2.9%
Boise Cascade LLC
  7.125%, 10/15/14                     325       314
Domtar Inc.
  7.875%, 10/15/11                     125       130
  5.375%, 12/01/13                      75        68
  9.500%, 08/01/16                      25        27
Georgia Pacific Corp.
  8.125%, 05/15/11                     150       158
  7.000%, 01/15/15 144A @              100       100
  7.700%, 06/15/15                     150       153
  7.125%, 01/15/17 144A @              350       349
MDP Acquisitions Plc
  9.625%, 10/01/12                     350       371
Newpage Corp.
  10.000%, 05/01/12                     25        26
  11.621%, 05/01/12                    150       162
  12.000%, 05/01/13                    125       132
Norske Skog Canada Ltd
  7.375%, 03/01/14                     175       166

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


PAPER & RELATED PRODUCTS -- (CONTINUED)
Verso Paper Holdings LLC 144A @
  9.121%,  08/01/14                 $   50   $    51
  9.125%,  08/01/14                    100       104
  11.375%, 08/01/16                    225       236
                                             -------
                                               2,547
                                             -------

PHARMACEUTICALS -- 0.6%
Amerisourcebergen Corp.
  5.625%, 09/15/12                     225       221
Mylan Laboratories, Inc.
  5.750%, 08/15/10                     175       175
Omnicare, Inc.
  6.750%, 12/15/13                     100        99
  6.875%, 12/15/15                      50        49
                                             -------
                                                 544
                                             -------

PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.3%
Eastman Kodak Co.
  7.250%, 11/15/13                     225       224
                                             -------

PRINTING & PUBLISHING -- 2.5%
Dex Media Inc.
  8.064%, 11/15/13+                     25        22
Dex Media East LLC
  12.125%, 11/15/12                    292       322
Dex Media Finance/West
  9.875%, 08/15/13                     225       245
Idearc, Inc. 144A @
  8.000%, 11/15/16                     800       812
Morris Publishing
  7.000%, 08/01/13                     275       261
Nebraska Book Co., Inc.
  8.625%, 03/15/12                     375       360
Quebecor World Inc. 144A @
  9.750%, 01/15/15                     125       126
                                             -------
                                               2,148
                                             -------

RESTAURANTS -- 0.6%
O'Charley's, Inc.
  9.000%, 11/01/13                     200       210
Real Mex Restaurants Inc.
  10.000%, 04/01/10                    125       132
The Restaurant Company
  10.000%, 10/01/13                    225       212
                                             -------
                                                 554
                                             -------
RETAIL -- 2.7%
Amerigas Part/Eagle Fin
  7.125%, 05/20/16                     275       275
AutoNation, Inc.
  7.374%, 04/15/13                      75        75
  7.000%, 04/15/14                      75        76
Bon-ton Dept Stores Inc.
  10.250%, 03/15/14                    200       205
General Nutrition Center
  8.500%, 12/01/10                     175       180
  8.625%, 01/15/11                      50        53
GSC Holdings Corp.
  8.000%, 10/01/12                     750       784
Pathmark Stores, Inc.
  8.750%, 02/01/12                     225       225
Payless Shoesource, Inc.
  8.250%, 08/01/13                      25        26
Sally Holdings LLC 144A @
  9.250%, 11/15/14                     225       229
The Pantry, Inc.
  7.750%, 02/15/14                     200       201
                                             -------
                                               2,329
                                             -------

SERVICES -- COMMERCIAL -- 1.9%
Brickman Group Ltd.
  11.750%, 12/15/09                    100       106
Digicel Limited 144A @+++
  9.250%, 09/01/12                     300       320
Education Management LLC 144A @
  10.250%, 06/01/16                    550       582
Interface, Inc.
  10.375%, 02/01/10                    350       387
  9.500%, 02/01/14                      25        26
Mac-Gray Corp.
  7.625%, 08/15/15                     200       203
                                             -------
                                               1,624
                                             -------

SPECIAL PURPOSE ENTITY -- 0.9%
AAC Group Holding Corp.
  10.755%, 10/01/12+                   150       131
  12.750%, 10/01/12                    130       138
Canwest Media Inc.
  8.000%, 09/15/12                     287       300
JSG Funding PLC
  7.750%, 04/01/15                     100        96
Stripes Acq/Susser Financial 144A
  @
  10.625%, 12/15/13                    123       134
                                             -------
                                                 799
                                             -------

TELECOMMUNICATIONS -- 14.5%
Allbritton Communications Co.
  7.750%, 12/15/12                     425       429
American Tower Corp.
  7.250%, 12/01/11                      50        52
  3.000%, 08/15/12 CONV                150       285
  7.125%, 10/15/12                     100       103
Broadview Networks Holdings 144A @
  11.375%, 09/01/12                    125       130
Canadian Satellite Radio+++
  12.750%, 02/15/14                    125       126
Centennial Communication
  10.000%, 01/01/13                     75        80
  10.125%, 06/15/13                    275       296
Citizens Communications Co.
  6.250%, 01/15/13                     125       123
  7.875%, 01/15/27 144A @              125       126
  9.000%, 08/15/31                     500       543
Cricket Communications Corp. 144A
  @
  9.375%, 11/01/14                     325       343
DirecTV Holdings
  8.375%, 03/15/13                     350       364
Dobson Cellular Systems
  9.875%, 11/01/12                     150       164
Dobson Communications Corp.
  8.875%, 10/01/13                     225       229

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                      PAR     VALUE
                                     (000)    (000)+
-----------------------------------------------------

CORPORATE BONDS -- (CONTINUED)
----------------------------------------------------


TELECOMMUNICATIONS -- (CONTINUED)
GCI Inc.,
  7.250%, 02/15/14                  $  225   $   223
Hellas II 144A @
  11.110%, 01/15/15                    225       226
Horizon PCS, Inc.
  11.375%, 07/15/12                    100       112
Insight Midwest LP/Insight
  Capital, Inc.
  9.750%, 10/01/09                      52        53
Intelsat Bermuda Co., Ltd.
  9.614%, 01/15/12                     200       202
Intelsat Sub Holding Co., Ltd.
  8.250%, 01/15/13                     125       127
IPCS, Inc.
  11.500%, 05/01/12                    125       139
Level 3 Communications, Inc. CONV
  6.000%, 09/15/09                      52        49
  11.500%, 03/01/10                    200       212
  6.000%, 03/15/10                      48        44
Level 3 Financing, Inc. 144A @
  9.250%, 11/01/14                     125       128
Lucent Technologies, Inc.
  6.500%, 01/15/28                     150       138
  6.450%, 03/15/29                      25        23
Metropcs Wireless Inc., 144A @
  9.250%, 11/01/14                     400       418
Mobile Services Group Inc., 144A @
  9.750%, 08/01/14                     200       209
Nextel Partners, Inc.
  8.125%, 07/01/11                     200       208
Nordic Tel Co., Holdings 144A @
  8.875%, 05/01/16                     675       722
Nortel Networks Ltd. 144A @
  9.730%, 07/15/11                     275       290
Panamsat Corp.
  9.000%, 08/15/14                     262       277
Qwest Corp.
  7.875%, 09/01/11                     250       266
  8.875%, 03/15/12                     225       251
  8.640%, 06/15/13                     225       244
  7.500%, 10/01/14                     375       398
Rogers Cable, Inc.
  6.750%, 03/15/15                     150       155
Rogers Wireless Communications,
  Inc.
  9.625%, 05/01/11                     250       284
  8.000%, 12/15/12                     825       881
  7.500%, 03/15/15                     100       109
Rural Cellular Corp.
  9.875%, 02/01/10                     125       133
  10.899%, 11/01/12                     75        78
Sirus Satellite Radio
  9.625%, 08/01/13                     225       221
Syniverse Technologies Inc.
  7.750%, 08/15/13                     225       224
Time Warner Telecom Holdings
  9.250%, 02/15/14                      25        27
US LEC Corp.
  13.870%, 10/01/09                    100       106
Valor Telecomm LLC
  7.750%, 02/15/15                     150       161
West Corp. 144A @
  9.500%, 10/15/14                      75        75
  11.000%, 10/15/16                    300       303
Wind Acquisition Fin SA 144A @
  10.750%, 12/01/15                    325       370
Windstream Corp. 144A @
  8.625%, 08/01/16                   1,000     1,095
                                             -------
                                              12,574
                                             -------

TEXTILES & APPAREL -- 0.6%
Invista 144A @
  9.250%, 05/01/12                     225       241
Tandus Group
  9.750%, 02/15/10                     250       256
                                             -------
                                                 497
                                             -------

TRANSPORTATION & RELATED SERVICES -- 1.2%
CHC Helicopter Corp.
  7.375%, 05/01/14                     150       145
Continental Airlines, Inc.
  8.750%, 12/01/11                     175       177
Delta Air Lines, Inc.
  27.525%, 12/15/09+ ++++              275       184
Offshore Logistics, Inc.
  6.125%, 06/15/13                     225       213
Travelport Inc. 144A @
  11.875%, 09/01/16                    225       231
Tfm Sa De Cv
  9.375%, 05/01/12                     100       107
                                             -------
                                               1,057
                                             -------

WASTE MANAGEMENT -- 0.4%
Allied Waste North America, Inc.
  9.250%, 09/01/12                      25        27
Casella Waste Systems, Inc.
  9.750%, 02/01/13                     325       341
                                             -------
                                                 368
                                             -------
TOTAL CORPORATE BONDS
(COST $78,079)                                79,984
                                             -------





                                 NUMBER OF
                                   SHARES
-----------------------------------------------------


COMMON STOCK -- 2.6%
-----------------------------------------------------

ENERGY RESOURCES & SERVICES -- 0.2%
Reliant Energy, Inc.*                9,375       133
                                             -------

ENTERTAINMENT & LEISURE -- 0.4%
Progressive Gaming
  International*+++                  1,200        11
Regal Entertainment Group           15,625       333
                                             -------
                                                 344
                                             -------

HOTELS & GAMING -- 0.1%
Lakes Entertainment, Inc.*          10,925       118
                                             -------
OIL & GAS -- 0.2%
PNM Resources Inc.+++                   21         1
Williams Cos., Inc.                  8,000       209
                                             -------
                                                 210
                                             -------

RETAIL -- 0.0%
Pathmark Stores, Inc.*+++            1,532        17
                                             -------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
HIGH YIELD BOND FUND

                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------
COMMON STOCK -- (CONTINUED)
----------------------------------------------------


TELECOMMUNICATIONS -- 1.6%
Citizens Communications Co.          9,400   $   135
Crown Castle International
  Corp.*                             4,775       154
Dobson Communications Corp.*             1         0
Geoeye, Inc.*+++                     3,277        63
Loral Space & Communications
  Ltd.*                              6,856       279
Rogers Wireless Communications,
  Inc.                               7,125       425
Telus Corp.                          3,625       162
Windstream Corp.                     9,725       138
                                             -------
                                               1,356
                                             -------

WASTE MANAGEMENT -- 0.1%
Synagro Technologies, Inc.          24,100       107
                                             -------
TOTAL COMMON STOCKS
(COST $2,215)                                  2,285
                                             -------


-----------------------------------------------------
PREFERRED STOCK -- 2.1%
-----------------------------------------------------
AUTOMOBILES & RELATED -- 1.0%
Ford Motor Co. Cap TR II             4,650       159
General Motors Corp.                31,725       672
                                             -------
                                                 831
                                             -------

BROADCAST/MEDIA -- 0.2%
Ion Media Networks                      16         1
Spanish Broadcasting System+++         178       196
                                             -------
                                                 197
                                             -------

ENERGY RESOURCES & SERVICES -- 0.8%
Lucent Technologies Capital
  Trust                                425       438
NRG Energy, Inc.                       175       260
                                             -------
                                                 698
                                             -------

TELECOMMUNICATIONS -- 0.1%
Loral Skynet Corp.+++                  413        85
                                             -------
TEXTILES & APPAREL -- 0.0%
Anvil Holdings, Inc.*+++            13,020        13
                                             -------
TOTAL PREFERRED STOCKS
(COST $1,790)                                  1,824
                                             -------


-----------------------------------------------------
WARRANTS -- 0.2%
-----------------------------------------------------
Geoeye Inc. Warrant*+++                612         6
IPCS, Inc. 144A @*+++                  300        --
KMC Telecom Holdings, Inc. 144A
  @*+++                                200        --
MDP Acquisitions Plc 144A @*+++        100         2
Pathmark Stores, Inc.*+++            2,350         1
SW Acquisition*+++                       1        --
TravelCenters of America,
  Inc.*+++                           1,800        92
TravelCenters of America,
  Inc.*+++                             500        25
UbiquiTel, Inc. 144A @*+++             900        --
                                             -------
TOTAL WARRANTS
(COST $94)                                       126
                                             -------


SHORT-TERM INVESTMENTS -- 2.7%
-----------------------------------------------------
T. Rowe Price Reserve
Investment Fund (COST $2,370)    2,370,202     2,370
                                             -------
TOTAL INVESTMENTS -- 100.0%
(COST $84,548)                               $86,589
                                             =======




----------------------
+       See Note 1 to Financial Statements.
*       Non-Income Producing Security.
CONV -- Convertible
+ Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.
+++ Illiquid security. The total market value of illiquid securities at December 31, 2006 is $2,454,000.
++++   Defaulted security.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

   The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
FLEXIBLY MANAGED FUND




                                   NUMBER      VALUE
                                 OF SHARES     (000)+
-------------------------------------------------------


COMMON STOCKS -- 50.3%
-------------------------------------------------------


BANKING -- 3.5%
Banco Popolare di Verona e
  Novara Scrl                      288,700    $  8,289
First Horizon National Corp.#      154,000       6,434
Royal Bank of Scotland Group
  Plc                              331,653      12,942
SunTrust Banks, Inc.#              154,100      13,014
U.S. Bancorp#                      402,800      14,577
                                              --------
                                                55,256
                                              --------

BROADCAST/MEDIA -- 3.0%
Comcast Corp.*#                    129,800       5,494
EchoStar Communications Corp.*#    232,600       8,846
Liberty Media Holding
  Corp. -- Capital Series A*        84,800       8,309
Liberty Media Holding
  Corp. -- Interactive A*          361,000       7,787
Meredith Corp.                      14,100         794
Time Warner, Inc.#                 718,900      15,658
                                              --------
                                                46,888
                                              --------

BUILDING PRODUCTS & SUPPLIES -- 0.8%
American Standard Cos., Inc.#      128,200       5,878
Centex Corp.#                      113,200       6,370
                                              --------
                                                12,248
                                              --------

CHEMICALS -- 0.8%
Du Pont (E.I.) De Nemours and
  Co.#                             258,700      12,601
                                              --------

COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.4%
Juniper Networks, Inc.*#           299,700       5,676
                                              --------

COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.3%
Intel Corp.#                       979,800      19,841
                                              --------

COMPUTER SERVICES & SOFTWARE -- 3.1%
First Data Corp.                   360,800       9,208
Microsoft Corp.                  1,296,400      38,710
                                              --------
                                                47,918
                                              --------

CONSUMER PRODUCTS -- 0.8%
Fortune Brands, Inc.                62,000       5,294
Newell Rubbermaid, Inc.            238,200       6,896
                                              --------
                                                12,190
                                              --------

DIVERSIFIED OPERATIONS -- 5.2%
General Electric Co.               767,000      28,540
Honeywell International, Inc.      310,300      14,038
Tyco International Ltd.          1,255,000      38,152
                                              --------
                                                80,730
                                              --------

ENERGY RESOURCES & SERVICES -- 1.9%
Entergy Corp.                      127,600      11,780
PPL Corp.                          523,100      18,748
                                              --------
                                                30,528
                                              --------

FINANCE -- 3.7%
Ameriprise Financial, Inc.         230,000      12,535
H&R Block, Inc.#                   562,700      12,964
JPMorgan Chase & Co.               280,800      13,563
Legg Mason, Inc.#                  105,300      10,009
Prudential Financial, Inc.         104,300       8,955
                                              --------
                                                58,026
                                              --------

FINANCIAL SERVICES -- 0.2%
Western Union Co.                  139,700       3,132
                                              --------

FOOD & BEVERAGES -- 2.9%
Anheuser-Busch Co., Inc.           267,600      13,166
Coca-Cola Co.                      440,500      21,254
General Mills, Inc.                188,000      10,829
                                              --------
                                                45,249
                                              --------

INSURANCE -- 6.1%
American International Group,
  Inc.#                            370,800      26,572
Aon Corp.#                         220,300       7,785
CIGNA Corp.                         31,400       4,131
Genworth Financial, Inc.#          331,500      11,341
Hartford Financial Services
  Group, Inc.#                     147,300      13,745
Marsh & McLennan Cos., Inc.#       556,400      17,059
White Mountains Insurance Group
  Ltd.                              17,500      10,140
XL Capital Ltd.                     74,400       5,358
                                              --------
                                                96,131
                                              --------

MANUFACTURING -- 0.2%
Chemtura Corp.#                    366,041       3,525
                                              --------

MEDICAL SERVICES & EQUIPMENT -- 1.1%
Baxter International, Inc.         179,800       8,341
Cardinal Health, Inc.              138,500       8,923
                                              --------
                                                17,264
                                              --------

MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
Boston Scientific Corp.*           412,400       7,085
                                              --------

METAL COMPONENTS & PRODUCTS -- 0.2%
Alcoa, Inc.                        108,700       3,262
                                              --------

METALS & MINING -- 0.9%
Newmont Mining Corp.#              184,500       8,330
Teck Cominco Ltd. Class B           78,084       5,884
                                              --------
                                                14,214
                                              --------

OIL & GAS -- 3.4%
Baker Hughes, Inc.                  73,900       5,517
Chevron Corp.                       66,480       4,888
CNX Gas Corp.*#                    184,700       4,710
Murphy Oil Corp.#                  570,400      29,005
Total SA -- ADR                    130,500       9,386
                                              --------
                                                53,506
                                              --------

PAPER & RELATED PRODUCTS -- 1.5%
Bowater, Inc.#                     223,200       5,022
International Paper Co.#           556,500      18,977
                                              --------
                                                23,999
                                              --------

PHARMACEUTICALS -- 3.5%
Merck & Co., Inc.                  183,300       7,992
Pfizer, Inc.                       837,900      21,701
Wyeth                              492,100      25,058
                                              --------
                                                54,751
                                              --------

PRINTING & PUBLISHING -- 0.5%
Idearc, Inc.*                       12,890         369
New York Times Co.#                309,000       7,528
                                              --------
                                                 7,897
                                              --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
FLEXIBLY MANAGED FUND

                                   NUMBER      VALUE
                                 OF SHARES     (000)+
-------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
------------------------------------------------------


RETAIL -- 1.5%
CVS Corp.                          121,300    $  3,749
Home Depot, Inc.#                  481,100      19,321
                                              --------
                                                23,070
                                              --------

SERVICES -- COMMERCIAL -- 0.3%
ServiceMaster Co.                  396,700       5,201
                                              --------

TELECOMMUNICATIONS -- 3.0%
AT&T, Inc.#                        474,400      16,960
BellSouth Corp.                    203,000       9,563
Sprint Nextel Corp.#               687,000      12,978
Telus Corp.                            700          31
Verizon Communications, Inc.#      214,800       7,999
                                              --------
                                                47,531
                                              --------
TOTAL COMMON STOCKS
(COST $635,691)                                787,719
                                              --------





                                   PAR
                                  (000)
------------------------------------------------------


CORPORATE BONDS -- 11.2%
------------------------------------------------------


ADVERTISING -- 0.3%
Lamar Advertising Co. CONV
  2.875%, 12/31/10               $ 3,400       4,611
                                            --------

AEROSPACE & DEFENSE -- 0.1%
Alliant Techsystems, Inc. CONV
  3.000%, 08/15/24                   579         683
                                            --------

APARTMENTS -- 0.3%
United Dominion Realty Trust,
  Inc.
  144A @+++ CONV
  4.000%, 12/15/35                 4,165       4,889
                                            --------

BROADCAST/MEDIA -- 1.4%
Echostar Communications Corp.
  CONV
  5.750%, 05/15/08                 8,239       8,393
Liberty Media Holding Corp.
  CONV
  3.250%, 03/15/31                16,175      13,486
                                            --------
                                              21,879
                                            --------

DIVERSIFIED OPERATIONS -- 0.3%
Tyco International Ltd. CONV
  3.125%, 01/15/23                 3,503       4,961
                                            --------

ENERGY RESOURCES & SERVICES -- 0.1%
Teco Energy, Inc.
  7.000%, 05/01/12                 1,675       1,763
                                            --------

FOOD & BEVERAGES -- 0.7%
General Mills, Inc. CONV
  (0.0693%), 10/28/22+            13,643      10,113
                                            --------

HEALTHCARE -- 0.3%
LifePoint Hospitals, Inc. CONV
  3.250%, 08/15/25                 5,003       4,497
                                            --------

INSURANCE -- 0.3%
USF&G Corp. CONV
  6.088%, 03/03/09+                4,784       4,401
                                            --------

MEDICAL SERVICES & EQUIPMENT -- 1.0%
Amgen, Inc. CONV
  0.375%, 02/01/13#                4,084       4,013
  0.375%, 02/01/13 144A @+++       9,453       9,288
Beckman Coulter, Inc.# 144A
  @+++ CONV
  2.500%, 12/15/36                 2,388       2,427
                                            --------
                                              15,728
                                            --------

MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
Invitrogen Corp. CONV
  3.250%, 06/15/25                 3,717       3,499
                                            --------

OIL & GAS -- 1.5%
Peabody Energy CONV
  4.750%, 12/15/36                 8,900       8,488
Schlumberger Ltd. CONV
  1.500%, 06/01/23                 2,934       5,175
  2.125%, 06/01/23                 4,326       7,100
Williams Cos, Inc.
  8.125%, 03/15/12                 2,800       3,031
                                            --------
                                              23,794
                                            --------

PHARMACEUTICALS -- 1.2%
Omnicare Inc. CONV
  3.250%, 12/15/35                 1,476       1,280
Roche Holdings, Inc. 144A @+++
  CONV
  3.618%, 07/25/21+               12,200      11,691
Valeant Pharmaceuticals
  International CONV
  4.000%, 11/15/13                 5,990       5,705
                                            --------
                                              18,676
                                            --------

RETAIL -- 0.7%
Amazon.com, Inc. CONV
  4.750%, 02/01/09                 4,892       4,800
The TJX Companies, Inc. CONV
  (0.666%), 02/13/21+              6,977       6,576
                                            --------
                                              11,376
                                            --------

TELECOMMUNICATIONS -- 2.8%
Crown Castle International
  Corp. CONV
  4.000%, 07/15/10                 1,580       4,712
Lucent Technologies, Inc. CONV
  2.750%, 06/15/23                 2,700       2,902
  2.750%, 06/15/25                11,023      12,456
  8.000%, 08/01/31#               10,200      10,200
Nextel Communications, Inc.
  7.375%, 08/01/15                13,750      14,100
                                            --------
                                              44,370
                                            --------
TOTAL CORPORATE BONDS
(COST $159,537)                              175,240
                                            --------




                                 NUMBER OF
                                   SHARES
--------------------------------------------------------


PREFERRED STOCKS -- 5.3%
--------------------------------------------------------

AUTOMOBILES & RELATED -- 1.7%
General Motors Corp.              1,023,700    $ 25,879
                                               --------

CHEMICAL & FERTILIZER -- 0.2%
Hercules, Inc.                        4,083       3,491
                                               --------

CONSUMER PRODUCTS -- 0.9%
Newell Financial Trust I
  5.250%                            299,300      14,254
                                               --------

CONTAINERS -- 0.1%
Owens-Illinois, Inc.                 48,400       1,791
                                               --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
FLEXIBLY MANAGED FUND

                                 NUMBER OF      VALUE
                                   SHARES       (000)+
--------------------------------------------------------
PREFERRED STOCKS -- (CONTINUED)
-------------------------------------------------------


ENERGY RESOURCES & SERVICES -- 0.3%

NRG Energy, Inc.                $     3,300    $  4,900
                                               --------

FINANCE -- 1.2%
Affiliated Managers Group,
  Inc. 144A @+++                    150,000       7,856
E*TRADE Financial Corp.             111,100       3,233
Federal National Mortgage
  Association                            70       6,984
                                               --------
                                                 18,073
                                               --------

INSURANCE -- 0.7%
Aspen Insurance Holdings,
  Ltd.                               94,900       5,191
Genworth Financial, Inc.            156,000       5,721
                                               --------
                                                 10,912
                                               --------

TELECOMMUNICATIONS -- 0.2%
IPC Holdings Ltd.                   115,600       3,396
                                               --------
TOTAL PREFERRED STOCKS
(COST $70,827)                                   82,696
                                               --------


--------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
--------------------------------------------------------

PAPER & RELATED PRODUCTS -- 0.3%
Potlatch Holding Corp.#             104,521       4,580
                                               --------
(COST $2,606)


--------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.7%
--------------------------------------------------------
T. Rowe Price Reserve
  Investment Fund               245,260,594     245,261
                                               --------
(COST $245,261)



                                    PAR
                                   (000)
-------------------------------------------------------


U.S. TREASURY NOTES -- 1.5%
-------------------------------------------------------
U.S. Treasury Note#
  4.875%, 05/31/08               $ 11,815       11,809
  4.875%, 05/15/09                 11,815       11,841
                                            ----------
TOTAL U.S. TREASURY NOTES
(COST $23,602)                                  23,650
                                            ----------


-------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 15.7%
-------------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                 1,788        1,788
Bear Stearns Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                6,155        6,155
CIBC Yankee Certificate of
  Deposit
  5.32%, 01/29/2007                 6,850        6,850
Cullinan Financial Corp
  Variable Rate Bank Deposit
  5.32%, 01/22/2007                13,371       13,371
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                 9,509        9,509
Institutional Money Market
  Trust
  5.302%, 01/02/2007              155,953      155,953
IXIS Time Deposit
  5.30%, 01/02/2007                 7,119        7,119
Morgan Stanley Variable Rate
  Commercial Paper
  5.372%, 01/02/2007               24,680       24,680
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                 1,788        1,788
Sedna Financial Floating Rate
  Note
  5.29%, 01/25/2007                19,296       19,296
                                            ----------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $246,509)                                246,509
                                            ----------
TOTAL INVESTMENTS -- 100.0%
(COST $1,384,033)                           $1,565,655
                                            ==========



----------------------
+     See Note 1 to Financial Statements.
*     Non-Income Producing Security.
#     Security position is either entirely or partially on loan.
ADR    -- American Depository Receipt
CONV   -- Convertible
+ Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.
+++ Illiquid security. The total market value of illiquid securities at December 31, 2006 is $36,151,000.
@ Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
GROWTH STOCK FUND




                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------



COMMON STOCKS -- 80.5%
------------------------------------------------------
AEROSPACE & DEFENSE -- 0.4%
General Dynamics Corp.               8,400   $    624
                                             --------
AGRICULTURAL PRODUCTS -- 0.5%
Monsanto Co.                        14,400        756
                                             --------
BANKING -- 2.6%
Anglo Irish Bank Corp. Plc          54,544      1,129
Erste Bank der
  oesterreichischen Sparkassen
  AG                                16,165      1,238
Northern Trust Corp.                15,700        953
UniCredito Italiano SpA             99,700        872
                                             --------
                                                4,192
                                             --------
BROADCAST/MEDIA -- 3.4%
EchoStar Communications Corp.*#     11,300        430
Grupo Televisa S.A. ADR             30,900        834
Harman International
  Industries, Inc.                  12,700      1,269
Liberty Media Holding
  Corp. -- Capital Series A*        11,530      1,130
Liberty Media Holding
  Corp. -- Interactive A*           31,750        685
Viacom, Inc., Class B*              27,300      1,120
                                             --------
                                                5,468
                                             --------
BUILDING & REAL ESTATE -- 0.5%
Lennar Corp.#                       16,100        844
                                             --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 2.9%
eBay, Inc.*#                        18,300        550
Google, Inc.*#                       5,100      2,348
Juniper Networks, Inc.*#            50,000        947
Yahoo!, Inc.*#                      34,100        871
                                             --------
                                                4,716
                                             --------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.8%
Cisco Systems, Inc.*                59,600      1,629
Intel Corp.#                        19,600        397
International Game Technology,
  Inc.                              18,600        859
                                             --------
                                                2,885
                                             --------
COMPUTER SERVICES & SOFTWARE -- 4.6%
Adobe Systems, Inc.*                20,800        855
Affiliated Computer Services,
  Inc.*                              1,700         83
Autodesk, Inc.*                     23,500        951
Automatic Data Processing,
  Inc.                              31,600      1,556
EMC Corp.*                          50,900        672
Intuit, Inc.*                       15,000        458
Microsoft Corp.                     81,975      2,448
Oracle Corp.*                       25,500        437
                                             --------
                                                7,460
                                             --------
COMPUTERS & OFFICE EQUIPMENT -- 0.7%
Apple Computer, Inc.*                9,000        764
Dell, Inc.*#                        16,700        419
                                             --------
                                                1,183
                                             --------
CONSUMER PRODUCTS -- 0.8%
NIKE, Inc.                           6,700        664
Reckitt Benckiser Plc               13,600        620
                                             --------
                                                1,284
                                             --------
COSMETICS & TOILETRIES -- 0.9%
Procter & Gamble Co.                21,312      1,370
                                             --------
DISTRIBUTION SERVICES -- 0.2%
Fastenal Co.                        10,300        369
                                             --------
DIVERSIFIED OPERATIONS -- 4.2%
General Electric Co.               150,900      5,615
Tyco International Ltd.#            38,700      1,176
                                             --------
                                                6,791
                                             --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 3.9%
Analog Devices, Inc.                29,700        976
Applied Materials, Inc.#            42,400        782
ASML Holding NV*#                   11,300        278
Marvell Technology Group, Ltd.*     75,900      1,457
Maxim Integrated Products,
  Inc.                              37,900      1,160
Samsung Electronics Co.                556        365
Texas Instruments, Inc.             13,100        377
Xilinx, Inc.                        40,100        955
                                             --------
                                                6,350
                                             --------
ENTERTAINMENT & LEISURE -- 0.3%
Carnival Corp.#                     10,900        535
                                             --------
FINANCE -- 12.2%
American Express Co.                34,600      2,100
Charles Schwab Corp.                58,400      1,129
Chicago Mercantile Exchange
  Holdings, Inc.#                      600        306
Citigroup, Inc.                     37,500      2,089
Countrywide Financial Corp.#        23,800      1,010
Deutsche Boerse AG                   2,302        423
E*TRADE Financial Corp.*            54,300      1,217
Franklin Resources, Inc.            11,100      1,223
Goldman Sachs Group, Inc.            4,500        897
Legg Mason, Inc.#                   10,500        998
Morgan Stanley                      15,200      1,238
Prudential Financial, Inc.          16,500      1,417
SLM Corp.                           25,300      1,234
State Street Corp.                  25,800      1,740
UBS AG                              44,216      2,676
                                             --------
                                               19,697
                                             --------
FOOD & BEVERAGES -- 1.3%
InBev NV                             8,878        584
PepsiCo, Inc.                       17,400      1,088
Sysco Corp.                         13,200        485
                                             --------
                                                2,157
                                             --------
HEALTHCARE -- 2.9%
Humana, Inc.*                        8,300        459
Medco Health Solutions, Inc.*       18,900      1,010
UnitedHealth Group, Inc.            59,600      3,202
                                             --------
                                                4,671
                                             --------
HOTELS & GAMING -- 1.1%
MGM Mirage, Inc.*                   13,600        780
Wynn Resorts, Ltd.#                 10,000        939
                                             --------
                                                1,719
                                             --------
HOTELS & RESORTS -- 0.3%
Marriott International, Inc.#       10,900        520
                                             --------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
GROWTH STOCK FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


INSURANCE -- 3.5%
Aetna, Inc.                         19,200   $    829
American International Group,
  Inc.#                             29,600      2,121
Hartford Financial Services
  Group, Inc.#                       5,000        467
WellPoint, Inc.*                    27,100      2,132
                                             --------
                                                5,549
                                             --------
MACHINERY & HEAVY EQUIPMENT -- 1.9%
Danaher Corp.                       27,200      1,970
Deere & Co.#                         4,800        456
Joy Global Inc.#                    12,900        624
                                             --------
                                                3,050
                                             --------
MEDICAL SERVICES & EQUIPMENT -- 4.0%
Amgen, Inc.*                        31,600      2,159
Celgene Corp.*#                     13,400        771
Medtronic, Inc.#                    30,200      1,616
St. Jude Medical, Inc.*             12,000        439
Stryker Corp.                       15,300        843
Zimmer Holdings, Inc.*#              7,100        556
                                             --------
                                                6,384
                                             --------
MEDICAL SUPPLIES & EQUIPMENT -- 0.4%
Sepracor, Inc.*#                    11,400        702
                                             --------
METALS & MINING -- 0.6%
BHP Billiton, Ltd.                  50,095        996
                                             --------
OIL & GAS -- 5.1%
Baker Hughes, Inc.                  19,600      1,464
EOG Resources, Inc.                 11,900        743
Exxon Mobil Corp.                   18,000      1,379
Murphy Oil Corp.#                   12,200        620
Schlumberger Ltd.                   39,700      2,508
Total SA                            20,640      1,485
                                             --------
                                                8,199
                                             --------
PHARMACEUTICALS -- 5.5%
Caremark Rx, Inc.                   38,900      2,222
Eli Lilly & Co.                     10,700        557
Genentech, Inc.*                    12,400      1,006
Gilead Sciences, Inc.*              18,500      1,201
Novartis AG                         28,994      1,666
Roche Holding AG                     7,817      1,399
Wyeth#                              16,500        840
                                             --------
                                                8,891
                                             --------
RETAIL -- 6.3%
Amazon.com, Inc.*#                  30,700      1,212
Best Buy Co., Inc.                   6,650        327
CVS Corp.                           24,700        763
Home Depot, Inc.#                   14,500        582
Kohl's Corp.*#                      26,500      1,813
PETsMART, Inc.                      30,200        872
Target Corp.                        29,900      1,706
Walgreen Co.#                       15,000        688
Wal-Mart de Mexico SA de CV ADR      8,800        386
Wal-Mart Stores, Inc.#              28,400      1,312
Whole Foods Market, Inc.#            9,800        460
                                             --------
                                               10,121
                                             --------
SERVICES -- COMMERCIAL -- 1.5%
Accenture Ltd.*                     63,500      2,345
                                             --------
TELECOMMUNICATIONS -- 5.0%
AMDOCS Ltd.*                        32,700      1,267
America Movil S.A.B. de C.V.
  ADR Series L                      32,200      1,456
Corning, Inc.*                      22,700        424
Crown Castle International
  Corp.*#                           42,100      1,360
Qualcomm, Inc.#                     12,200        461
Rogers Wireless Communications,
  Inc.                              27,500      1,640
Telefonaktiebolaget LM
  Ericsson, Class B                251,600      1,012
Telus Corp.                          8,700        389
                                             --------
                                                8,009
                                             --------
TRANSPORTATION & RELATED SERVICES -- 1.2%
Expeditors International of
  Washington, Inc.                  17,000        689
Southwest Airlines Co.              84,400      1,293
                                             --------
                                                1,982
                                             --------
TOTAL COMMON STOCKS
(COST $108,530)                               129,819
                                             --------

------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash                604,550        605
BlackRock Provident
  Institutional
  Funds -- TempFund                604,550        605
T. Rowe Price Reserve
  Investment Fund                1,541,001      1,541
                                             --------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,751)                                   2,751
                                             --------





                                     PAR
                                    (000)
------------------------------------------------------


SECURITIES LENDING COLLATERAL -- 17.8%
------------------------------------------------------

Bank of Montreal Time Deposit,
  5.25%, 01/02/2007                $  $238        238
Bear Stearns Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                   385        385
Citigroup Variable Rate Master
  Note
  5.382%, 01/02/2007                   827        827
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                  1,119      1,119
Institutional Money Market Trust
  5.302%, 01/02/2007                18,182     18,182
IXIS Time Deposit
  5.30%, 01/02/2007                    950        950
Morgan Stanley Floating Rate Note
  5.362%, 01/02/2007                   161        161
Morgan Stanley Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                 4,918      4,918
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                    239        238

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
GROWTH STOCK FUND

                                     PAR       VALUE
                                    (000)     (000)+
------------------------------------------------------

SECURITIES LENDING COLLATERAL -- (CONTINUED)
-----------------------------------------------------


Sedna Financial Floating Rate
  Note
  5.29%, 01/25/2007                $   839   $    839
Tango Finance Corp. Floating Rate
  Note
  5.32%, 01/29/2007                    766        766
                                             --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $28,623)                                 28,623
                                             --------
TOTAL INVESTMENTS -- 100.0%
(COST $139,904)                              $161,193
                                             ========




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR -- American Depository Receipt



------------------------------------------------------
COMMON STOCKS                   % OF MARKET     VALUE
COUNTRY DIVERSIFICATION            VALUE       (000)+
-------------------------------------------------------

United States                       86.9%     $112,785
Switzerland                          4.4%        5,740
France                               1.1%        1,485
Bermuda                              1.1%        1,457
Austria                              1.0%        1,238
Ireland                              0.9%        1,129
Sweden                               0.8%        1,012
Australia                            0.8%          996
Italy                                0.7%          872
Mexico                               0.6%          835
United Kingdom                       0.5%          620
Belgium                              0.4%          584
Germany                              0.3%          423
Korea                                0.3%          365
Netherlands                          0.2%          278
                                ----------------------
                                   100.0%     $129,819
                                ======================




The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
LARGE CAP VALUE FUND




                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------



COMMON STOCKS -- 76.0%
------------------------------------------------------
AEROSPACE & DEFENSE -- 2.5%
General Dynamics Corp.              28,600   $  2,126
Lockheed Martin Corp.               10,200        939
Raytheon Co.#                       68,300      3,606
Rockwell Collins, Inc.              15,300        968
                                             --------
                                                7,639
                                             --------

AGRICULTURAL PRODUCTS -- 0.8%
Monsanto Co.                        42,700      2,243
                                             --------

BANKING -- 4.9%
Bank of America Corp.               81,640      4,359
Bank of New York Co., Inc.          53,480      2,106
BB&T Corp.                           5,700        251
Fifth Third Bancorp                  9,900        405
Marshall & Ilsley Corp.#            28,900      1,390
Mellon Financial Corp.#             33,200      1,399
Regions Financial Corp.             15,300        572
SunTrust Banks, Inc.#               24,100      2,035
U.S. Bancorp#                       48,100      1,741
Zions Bancorporation                 3,800        313
                                             --------
                                               14,571

                                             --------
BROADCAST/MEDIA -- 2.3%
Comcast Corp.*                     102,500      4,293
Gannett Co., Inc.                    3,900        236
Liberty Media Corp. -- Capital
  A*                                 2,700        265
News Corp. -- Class B               34,300        764
Time Warner, Inc.#                  54,700      1,191
                                             --------
                                                6,749
                                             --------

CHEMICALS -- 0.6%
Air Products & Chemicals, Inc.       5,000        352
Praxair, Inc.                       22,300      1,323
                                             --------
                                                1,675

                                             --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 0.1%
Symantec Corp.*                     14,200        296

                                             --------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 0.6%
Sun Microsystems, Inc.*            334,900      1,815

                                             --------
COMPUTER SERVICES & SOFTWARE -- 0.6%
Automatic Data Processing,
  Inc.                              38,497      1,896

                                             --------
COMPUTERS & OFFICE EQUIPMENT -- 1.0%
Hewlett-Packard Co.                 54,200      2,232
International Business Machines
  Corp.                              6,200        602
Pitney Bowes, Inc.                   4,900        226
                                             --------
                                                3,060

                                             --------
CONSUMER PRODUCTS -- 0.8%
Clorox Co.                          39,000      2,502

                                             --------
COSMETICS & TOILETRIES -- 4.2%
Colgate-Palmolive Co.                8,900        581
Kimberly-Clark Corp.                34,883      2,370
Procter & Gamble Co.               151,863      9,760
                                             --------
                                               12,711
                                             --------

DIVERSIFIED OPERATIONS -- 2.4%
3M Co.                               2,200        171
Eaton Corp.                          2,844        214
General Electric Co.               166,200      6,184
Illinois Tool Works, Inc.#          13,200        610
                                             --------
                                                7,179
                                             --------

ENERGY RESOURCES & SERVICES -- 6.6%
Ameren Corp.#                       24,400      1,311
Consolidated Edison, Inc.#          15,900        764
Dominion Resources, Inc.#           21,600      1,811
DTE Energy Co.                       2,000         97
Duke Energy Corp.                   34,400      1,142
Dynegy Inc. Class A*                 8,518         62
Emerson Electric Co.                53,400      2,354
Entergy Corp.                        5,100        471
FPL Group, Inc.#                    53,643      2,919
PG&E Corp.#                         77,400      3,663
PPL Corp.                           52,400      1,878
Progress Energy, Inc.               27,800      1,364
Southern Co.                        54,500      2,009
                                             --------
                                               19,845

                                             --------
FINANCE -- 7.4%
American Express Co.                 4,000        243
Capital One Financial Corp.          7,500        576
Citigroup, Inc.                    159,247      8,870
Countrywide Financial Corp.#        11,000        467
Federal National Mortgage
  Association                       60,700      3,605
Freddie Mac#                        50,200      3,409
JP Morgan Chase & Co.               82,200      3,970
Mitsubishi UFJ Financial Group,
  Inc. -- ADR                       45,800        570
Morgan Stanley                       7,300        594
                                             --------
                                               22,304
                                             --------

FINANCIAL SERVICES -- 0.3%
MBIA, Inc.#                         12,400        906
                                             --------

FOOD & BEVERAGES -- 7.0%
Anheuser-Busch Co., Inc.            19,810        975
Campbell Soup Co.#                  79,700      3,100
Coca-Cola Co.                       44,300      2,137
Coca-Cola Enterprises, Inc.         61,321      1,252
Diageo Plc ADR                      49,502      3,926
Kellogg Co.                         17,900        896
Kraft Foods, Inc.#                 157,300      5,616
PepsiCo, Inc.                       49,900      3,121
                                             --------
                                               21,023
                                             --------

HEALTHCARE -- 0.1%
Medco Health Solutions, Inc.*        8,000        428
                                             --------

INSTRUMENTS -- CONTROLS -- 0.3%
Parker Hannifin Corp.#              11,243        864
                                             --------
INSURANCE -- 3.6%
ACE Ltd.                            20,600      1,248
Aetna, Inc.                          9,400        406
American International Group,
  Inc.#                             67,910      4,866
Hartford Financial Services
  Group, Inc.#                       1,800        168
Lincoln National Corp.              14,500        963
MetLife, Inc.#                      11,600        685
St. Paul Travelers Cos., Inc.        4,700        252
The Allstate Corp.                  14,900        970
XL Capital Ltd                      16,448      1,185
                                             --------
                                               10,743
                                             --------

MACHINERY & HEAVY EQUIPMENT -- 0.3%
Caterpillar, Inc.                   16,800      1,030
                                             --------

MEDICAL SERVICES & EQUIPMENT -- 1.2%
Baxter International, Inc.          79,994      3,711
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
LARGE CAP VALUE FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


MEDICAL SUPPLIES & EQUIPMENT -- 2.2%
AstraZeneca Plc -- ADR#             25,800   $  1,382
Boston Scientific Corp.*           173,100      2,974
Sanofi-Aventis ADR#                 46,500      2,147
                                             --------
                                                6,503
                                             --------

METAL COMPONENTS & PRODUCTS -- 0.3%
Phelps Dodge Corp.                   7,800        934
                                             --------

METALS & MINING -- 2.3%
Barrick Gold Corp.#                136,200      4,181
Newmont Mining Corp.#               61,700      2,786
                                             --------
                                                6,967
                                             --------

OIL & GAS -- 8.1%
Chesapeake Energy Corp.#            27,800        808
Chevron Corp.                       28,800      2,118
Devon Energy Corp.                  19,800      1,328
El Paso Energy Corp.                92,500      1,413
Exxon Mobil Corp.                  181,000     13,870
Occidental Petroleum Corp.           4,600        225
Schlumberger Ltd.                   66,300      4,188
Williams Cos Inc.                   15,300        400
                                             --------
                                               24,350
                                             --------

PAPER & RELATED PRODUCTS -- 1.0%
International Paper Co.#            83,980      2,864
                                             --------

PHARMACEUTICALS -- 7.0%
Abbott Laboratories                 34,500      1,680
Bristol-Myers Squibb Co.#           65,400      1,721
Johnson & Johnson                   21,400      1,413
MedImmune, Inc.*#                   34,107      1,104
Merck & Co., Inc.                   20,900        911
Novartis AG ADR                     87,700      5,037
Pfizer, Inc.                        36,973        958
Schering-Plough Corp.#              57,400      1,357
Teva Pharmaceutical Industries
  Ltd. ADR#                         55,800      1,734
Wyeth#                              96,200      4,899
                                             --------
                                               20,814
                                             --------

RETAIL -- 2.2%
CVS Corp.                           23,200        717
Federated Department Stores,
  Inc.#                             18,300        698
Kroger Co.                         162,300      3,744
Wal-Mart Stores, Inc.#              29,300      1,353
                                             --------
                                                6,512
                                             --------

SERVICES -- COMMERCIAL -- 1.3%
Fluor Corp.                         10,400        849
IAC/InterActiveCorp.*#              77,800      2,891
                                             --------
                                                3,740

                                             --------
TELECOMMUNICATIONS -- 2.8%
AT&T, Inc.#                        175,520      6,275
BellSouth Corp.                     46,700      2,200
                                             --------
                                                8,475
                                             --------

WASTE MANAGEMENT -- 1.2%
Waste Management, Inc.              94,572      3,478
                                             --------
TOTAL COMMON STOCKS
(COST $188,851)                               227,827
                                             --------

SHORT-TERM INVESTMENTS -- 1.9%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash              2,858,772      2,859
BlackRock Provident
  Institutional
  Funds -- TempFund              2,858,772      2,859
                                             --------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,718)                                   5,718
                                             --------





                                     PAR
                                    (000)
------------------------------------------------------


SECURITIES LENDING COLLATERAL -- 22.1%
------------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                $   742        742
Bear Stearns Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                   814        814
  5.382%, 01/02/2007                 4,287      4,287
CIBC Yankee Certificate of
  Deposit
  5.32%, 01/29/2007                    698        698
CitiGroup Variable Rate Master
  Note
  5.382%, 01/02/2007                    91         91
Cullinan Financial Corp. Variable
  Rate Bank Deposit
  5.32%, 01/22/2007                    500        500
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                  2,920      2,920
Institutional Money Market Trust
  5.302%, 01/02/2007                46,949     46,949
IXIS Time Deposit
  5.30%, 01/02/2007                  2,954      2,954
Morgan Stanley Floating Rate
  Commercial Paper
  5.372%, 01/02/2007                   248        248
Morgan Stanley Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                 3,859      3,859
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                    742        742
Sedna Financial Floating Rate
  Note
  5.29%, 01/25/2007                     10         10
Tango Financial Corp. Floating
  Rate Note
  5.32%, 01/29/2007                  1,521      1,521
                                             --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $66,335)                                 66,335
                                             --------
TOTAL INVESTMENTS -- 100.0%
(COST $260,904)                              $299,880
                                             ========




----------------------
+  See Note 1 to Financial Statements.
*  Non-income producing security.
# Security position is either entirely or partially on loan.
ADR -- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
LARGE CAP GROWTH FUND




                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------



COMMON STOCKS -- 77.2%
-----------------------------------------------------

ADVERTISING -- 1.7%
Omnicom Group, Inc.                 6,170    $   645
                                             -------
AUTOMOBILES & RELATED -- 3.1%
Harley-Davidson, Inc.#              7,860        554
Rockwell Automation, Inc.          10,040        613
                                             -------
                                               1,167
                                             -------
BANKING -- 4.2%
Fifth Third Bancorp#               22,143        906
Wachovia Corp.#                    11,640        663
                                             -------
                                               1,569
                                             -------
CHEMICALS -- 3.3%
Ecolab, Inc.                       11,540        522
Praxair, Inc.                      11,860        704
                                             -------
                                               1,226
                                             -------
COMPUTER SERVICES & SOFTWARE -- 5.5%
Electronic Arts, Inc.*             20,965      1,056
Microsoft Corp.                    34,520      1,031
                                             -------
                                               2,087
                                             -------
COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Dell, Inc.*#                       25,160        631
                                             -------
COSMETICS & TOILETRIES -- 1.6%
Procter & Gamble Co.                9,130        587
                                             -------
DIVERSIFIED OPERATIONS -- 5.7%
General Electric Co.               32,490      1,209
Illinois Tool Works, Inc.#         19,920        920
                                             -------
                                               2,129
                                             -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 4.2%
Linear Technology Corp.            17,765        539
Texas Instruments, Inc.            36,510      1,051
                                             -------
                                               1,590
                                             -------
FINANCE -- 8.7%
CIT Group, Inc.                    14,490        808
Merrill Lynch & Co., Inc.#          6,450        600
SLM Corp.                          18,740        914
State Street Corp.                  7,740        522
T. Rowe Price Group, Inc.           9,770        428
                                             -------
                                               3,272
                                             -------
FOOD & BEVERAGES -- 2.2%
Sysco Corp.                        22,660        833
                                             -------
INSTRUMENTS -- CONTROLS -- 2.2%
Johnson Controls, Inc.              9,460        813

                                             -------
INSURANCE -- 4.5%
AFLAC, Inc.#                       15,420        710
American International Group,
  Inc.#                            13,470        965
                                             -------
                                               1,675
                                             -------

MACHINERY & HEAVY EQUIPMENT -- 1.5%
Dover Corp.                        11,530        565
                                             -------

MEDICAL SERVICES & EQUIPMENT -- 4.2%
Amgen, Inc.*                       14,570        995
Medtronic, Inc.#                   11,260        603
                                             -------
                                               1,598
                                             -------

OIL & GAS -- 1.6%
Exxon Mobil Corp.                   7,820        599
                                             -------

PHARMACEUTICALS -- 7.3%
Alcon, Inc.                         6,560        733
Express Scripts, Inc.*             10,115        724
Gilead Sciences, Inc.*             13,730        892
Pfizer, Inc.                       15,480        401
                                             -------
                                               2,750
                                             -------
RESTAURANTS -- 2.0%
Starbucks Corp.*#                  21,240        752
                                             -------
RETAIL -- 7.2%
Kohl's Corp.*#                     14,990      1,026
The TJX Companies, Inc.            20,510        585
Walgreen Co.#                      23,660      1,086
                                             -------
                                               2,697
                                             -------
SERVICES -- COMMERCIAL -- 1.5%
Cintas Corp.                       14,680        583
                                             -------
TELECOMMUNICATIONS -- 1.9%
Qualcomm, Inc.                     19,350        731
                                             -------
TRANSPORTATION  & RELATED SERVICES -- 1.4%
Southwest Airlines Co.             33,320        510
                                             -------
TOTAL COMMON STOCKS
(COST $26,268)                                29,009
                                             -------


-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
-----------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash               385,136        385
BlackRock Provident
  Institutional
  Funds -- TempFund               385,136        385
                                             -------
TOTAL SHORT-TERM INVESTMENTS
(COST $770)                                      770
                                             -------





                                      PAR
                                     (000)

-----------------------------------------------------



SECURITIES LENDING COLLATERAL -- 20.8%
-----------------------------------------------------
Bear Stearns Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                $  979       979
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                     78        78
CIBC Yankee Certificate of Deposit
  5.32%, 01/29/2007                    585       585
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                    563       563
Institutional Money Market Trust
  5.302%, 01/02/2007                 4,673     4,673
IXIS Time Deposit
  5.30%, 01/02/2007                    312       312

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
LARGE CAP GROWTH FUND

                                      PAR     VALUE
                                     (000)    (000)+

-----------------------------------------------------

SECURITIES LENDING COLLATERAL -- (CONTINUED)
----------------------------------------------------


Morgan Stanley Floating Rate
  Commercial Paper 5.362%,
  01/02/2007                        $  531   $   531
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                     78        78
                                             -------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $7,799)                                  7,799
                                             -------
TOTAL INVESTMENTS -- 100.0%
(COST $34,837)                               $37,578
                                             =======




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND




                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------


COMMON STOCKS -- 81.0%
------------------------------------------------------

ADVERTISING -- 0.2%
Interpublic Group of Cos.,
  Inc.*                             8,550    $    105
Monster Worldwide, Inc.*            2,487         116
Omnicom Group, Inc.                 3,312         346
                                             --------
                                                  567
                                             --------

AEROSPACE & DEFENSE -- 1.6%
Boeing Co.                         15,324       1,362
General Dynamics Corp.              7,842         583
Lockheed Martin Corp.               6,900         635
Northrop Grumman Corp.              6,694         453
Raytheon Co.#                       8,617         455
Rockwell Collins, Inc.              3,240         205
United Technologies Corp.          19,451       1,216
                                             --------
                                                4,909
                                             --------

AGRICULTURAL PRODUCTS -- 0.3%
Archer-Daniels Midland Co.         12,737         407
Monsanto Co.                       10,529         553
                                             --------
                                                  960
                                             --------

AUTOMOBILES & RELATED -- 0.6%
Ford Motor Co.*#                   36,607         275
General Motors Corp.               10,961         337
Genuine Parts Co.#                  3,302         157
Goodrich Corp.                      2,417         110
Goodyear Tire & Rubber Co.*         3,439          72
Harley-Davidson, Inc.#              5,022         354
PACCAR, Inc.                        4,812         312
Rockwell Automation, Inc.           3,298         201
                                             --------
                                                1,818
                                             --------

BANKING -- 4.6%
Bank of America Corp.              87,032       4,647
Bank of New York Co., Inc.         14,810         583
BB&T Corp.                         10,483         460
Comerica, Inc.                      3,078         181
Commerce Bancorp, Inc.              3,634         128
Compass Bancshares, Inc.            2,516         150
Fifth Third Bancorp                10,815         443
First Horizon National Corp.#       2,412         101
Huntington Bancshares, Inc.         4,605         109
KeyCorp#                            7,782         296
M&T Bank Corp.                      1,501         183
Marshall & Ilsley Corp.#            4,944         238
Mellon Financial Corp.              7,982         336
National City Corp.#               12,240         447
Northern Trust Corp.                3,633         220
PNC Financial Services Group,
  Inc.                              5,694         422
Regions Financial Corp.            14,129         528
Sovereign Bancorp, Inc.#            6,965         177
SunTrust Banks, Inc.#               6,863         580
U.S. Bancorp#                      34,068       1,233
Wachovia Corp.                     36,939       2,104
Zions Bancorp                       2,072         171
                                             --------
                                               13,737
                                             --------

BROADCAST/MEDIA -- 2.3%
CBS Corp., Class B#                15,146         472
Clear Channel Communications,
  Inc.                              9,570         340
Comcast Corp.*#                    40,333       1,707
Gannett Co., Inc.#                  4,541         275
Harman International
  Industries, Inc.                  1,264         126
McGraw-Hill Cos., Inc.              6,864         467
Meredith Corp.                        750          42
News Corp. -- Class A              45,364         975
Time Warner, Inc.#                 77,374       1,685
Univision Communications,
  Inc.*#                            4,889         173
Viacom, Inc., Class B*             13,552         556
                                             --------
                                                6,818
                                             --------

BUILDING & REAL ESTATE -- 0.2%
CB Richard Ellis Group, Inc.*       3,581         119
D.R. Horton, Inc.                   5,348         141
KB Home#                            1,522          78
Lennar Corp.#                       2,671         140
Pulte Homes, Inc.#                  4,095         136
                                             --------
                                                  614
                                             --------

BUILDING PRODUCTS & SUPPLIES -- 0.2%
American Standard Cos., Inc.        3,361         154
Centex Corp.#                       2,300         130
Masco Corp.#                        7,639         228
Vulcan Materials Co.                1,829         164
                                             --------
                                                  676
                                             --------
CABLE OPERATORS -- 0.1%
The DIRECTV Group, Inc.*           14,939         372
                                             --------

CHEMICALS -- 1.0%
Air Products & Chemicals, Inc.      4,270         300
Dow Chemical Co.                   18,512         739
Du Pont (E.I.) De Nemours and
  Co.#                             17,826         868
Eastman Chemical Co.                1,594          95
Ecolab, Inc.                        3,455         156
Hercules, Inc.*                     2,200          43
Pall Corp.                          2,372          82
PPG Industries, Inc.                3,202         206
Praxair, Inc.                       6,257         371
Rohm & Haas Co.#                    2,751         141
Sigma-Aldrich Corp.                 1,277          99
                                             --------
                                                3,100
                                             --------

COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.3%
eBay, Inc.*#                       22,425         674
Google, Inc.*#                      4,153       1,912
Juniper Networks, Inc.*#           10,964         208
Symantec Corp.*                    18,179         379
Yahoo!, Inc.*#                     23,725         606
                                             --------
                                                3,779
                                             --------

COMPUTER -- NETWORK PRODUCTS & SERVICES -- 2.2%
Cisco Systems, Inc.*              117,693       3,216
Intel Corp.#                      111,748       2,263
International Game Technology,
  Inc.                              6,577         304
Network Appliance, Inc.*            7,245         284
Sun Microsystems, Inc.*            68,211         370

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


COMPUTER -- NETWORK PRODUCTS &
  SERVICES -- (CONTINUED)
Symbol Technologies, Inc.*          4,936    $     74
VeriSign, Inc.*                     4,750         114
                                             --------
                                                6,625
                                             --------

COMPUTER SERVICES & SOFTWARE -- 3.6%
Adobe Systems, Inc.*               11,305         465
Affiliated Computer Services,
  Inc.*                             2,297         112
Autodesk, Inc.*                     4,490         182
Automatic Data Processing,
  Inc.                             10,671         525
BMC Software, Inc.*                 3,974         128
CA Inc.                             7,959         180
Citrix Systems, Inc.*               3,499          95
Cognizant Technology Solutions
  Inc.*                             2,748         212
Computer Sciences Corp.*            3,328         178
Compuware Corp.*                    6,826          57
Electronic Arts, Inc.*#             5,978         301
Electronic Data Systems Corp.#     10,024         276
EMC Corp.*                         42,683         563
First Data Corp.                   14,841         379
Intuit, Inc.*                       6,757         206
Lexmark International, Inc.*#       1,897         139
Microsoft Corp.                   167,657       5,006
NCR Corp.*#                         3,453         148
Novell, Inc.*                       6,570          41
Oracle Corp.*                      77,532       1,329
Sabre Group Holdings Corp.          2,565          82
Unisys Corp.*                       6,678          52
                                             --------
                                               10,656
                                             --------

COMPUTERS & OFFICE EQUIPMENT -- 2.6%
Apple Computer, Inc.*              16,483       1,399
Dell, Inc.*#                       44,025       1,105
Hewlett-Packard Co.#               53,082       2,186
International Business Machines
  Corp.                            29,194       2,836
Xerox Corp.*                       18,707         317
                                             --------
                                                7,843
                                             --------

CONSUMER PRODUCTS -- 1.8%
Altria Group, Inc.                 40,619       3,486
Brunswick Corp.#                    1,779          57
Clorox Co.                          2,942         189
Fortune Brands, Inc.#               2,933         251
Hasbro, Inc.                        3,078          84
Mattel, Inc.                        7,391         167
Newell Rubbermaid, Inc.             5,372         156
NIKE, Inc.                          3,644         361
Reynolds American, Inc.             3,322         217
UST, Inc.                           3,118         181
V.F. Corp.                          1,732         142
Whirlpool Corp.#                    1,519         126
                                             --------
                                                5,417
                                             --------

CONTAINERS -- 0.1%
Ball Corp.                          2,019          88
Bemis Co., Inc.                     2,031          69
Pactiv Corp.*                       2,578          92
                                             --------
                                                  249
                                             --------

COSMETICS & TOILETRIES -- 1.9%
Avon Products, Inc.                 8,615         285
Colgate-Palmolive Co.               9,967         650
Estee Lauder Cos., Inc.             2,468         101
Kimberly-Clark Corp.                8,882         603
Procter & Gamble Co.               61,412       3,947
                                             --------
                                                5,586
                                             --------

DIVERSIFIED OPERATIONS -- 3.9%
3M Co.                             14,271       1,112
Ashland Inc.                        1,108          77
Eaton Corp.                         2,887         217
General Electric Co.              199,777       7,434
Honeywell International, Inc.      15,824         716
Illinois Tool Works, Inc.           8,129         375
International Flavors &
  Fragrances, Inc.                  1,512          74
ITT Corp.                           3,579         203
Leggett & Platt, Inc.               3,468          83
Patterson Companies, Inc.*          2,693          96
Textron, Inc.                       2,431         228
Tyco International Ltd.#           38,545       1,172
                                             --------
                                               11,787
                                             --------
EDUCATION -- 0.0%
Apollo Group, Inc.*#                2,712         106
                                             --------

ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 1.5%
Advanced Micro Devices, Inc.*      10,632         216
Agilent Technologies, Inc.*         7,920         276
Altera Corp.*                       7,012         138
Analog Devices, Inc.                6,628         218
Applied Materials, Inc.#           26,918         496
Broadcom Corp.*                     9,088         294
Jabil Circuit, Inc.                 3,579          88
KLA-Tencor Corp.#                   3,858         192
Linear Technology Corp.             5,793         176
LSI Logic Corp.*#                   7,764          70
Maxim Integrated Products, Inc.     6,215         190
Micron Technology, Inc.*           14,620         204
Molex, Inc.                         2,747          87
National Semiconductor Corp.        5,592         127
Novellus Systems, Inc.*#            2,395          82
NVIDIA Corp.*                       6,890         255
PMC-Sierra, Inc.*#                  4,066          27
QLogic Corp.*                       3,055          67
SanDisk Corp.*                      4,361         188
Sanmina-SCI Corp.*                 10,326          36
Solectron Corp.*                   17,724          57
Tektronix, Inc.                     1,598          47
Teradyne, Inc.*                     3,678          55
Texas Instruments, Inc.            28,758         828
Xilinx, Inc.                        6,516         155
                                             --------
                                                4,569
                                             --------

ENERGY RESOURCES & SERVICES -- 3.2%
AES Corp.*                         12,872         284
Allegheny Energy, Inc.*             3,202         147
Ameren Corp.#                       3,997         215
American Electric Power Co.,
  Inc.                              7,666         326
American Power Conversion Corp.     3,276         100
Centerpoint Energy, Inc.#           6,063         101

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


ENERGY RESOURCES & SERVICES -- (CONTINUED)
CMS Energy Corp.*#                  4,310    $     72
CONSOL Energy, Inc.                 3,539         114
Consolidated Edison, Inc.#          4,976         239
Constellation Energy Group,
  Inc.#                             3,488         240
Cooper Industries Ltd.              1,761         159
Dominion Resources, Inc.#           6,855         575
DTE Energy Co.                      3,449         167
Duke Energy Corp.                  24,336         808
Dynegy, Inc., Class A*              7,336          53
Edison International                6,314         287
Emerson Electric Co.               15,550         686
Entergy Corp.                       4,009         370
Exelon Corp.                       13,003         805
FirstEnergy Corp.                   6,186         373
FPL Group, Inc.#                    7,834         426
KeySpan Corp.                       3,397         140
NiSource, Inc.                      5,290         127
Peabody Energy Corp.                5,112         207
PG&E Corp.                          6,760         320
Pinnacle West Capital Corp.#        1,935          98
PPL Corp.                           7,394         265
Progress Energy, Inc.               4,926         242
Public Service Enterprise
  Group, Inc.#                      4,887         324
Questar Corp.                       1,664         138
Southern Co.                       14,394         531
Teco Energy, Inc.                   4,054          70
TXU Corp.                           8,900         482
Xcel Energy, Inc.                   7,885         182
                                             --------
                                                9,673
                                             --------

ENTERTAINMENT & LEISURE -- 0.7%
Carnival Corp.#                     8,624         423
Harrah's Entertainment, Inc.        3,605         298
The Walt Disney Co.                40,087       1,374
                                             --------
                                                2,095
                                             --------

FIBER OPTICS -- 0.0%
JDS Uniphase Corp.*                 4,073          68
                                             --------

FINANCE -- 9.1%
Ambac Financial Group, Inc.         2,056         183
American Express Co.               23,349       1,416
Ameriprise Financial, Inc.          4,689         256
Bear Stearns Cos., Inc.#            2,273         370
Capital One Financial Corp.         7,906         607
Charles Schwab Corp.               19,823         383
CIT Group, Inc.                     3,843         214
Citigroup, Inc.                    95,229       5,304
Countrywide Financial Corp.#       12,036         511
E*TRADE Financial Corp.*            8,274         186
Equifax, Inc.                       2,425          99
Federal National Mortgage
  Association                      18,897       1,122
Federated Investors, Inc.           1,750          59
Fidelity National Information
  Services, Inc.                    3,154         126
Franklin Resources, Inc.            3,230         356
Freddie Mac#                       13,430         912
Goldman Sachs Group, Inc.           8,252       1,645
H&R Block, Inc.#                    6,246         144
Janus Capital Group, Inc.           3,841          83
JPMorgan Chase & Co.               67,230       3,247
Legg Mason, Inc.#                   2,546         242
Lehman Brothers Holdings, Inc.#    10,272         802
MBIA, Inc.#                         2,612         191
Merrill Lynch & Co., Inc.          17,131       1,595
Moody's Corp.#                      4,555         315
Morgan Stanley                     20,515       1,671
Paychex, Inc.                       6,561         259
Prudential Financial, Inc.          9,244         794
SLM Corp.                           7,922         386
State Street Corp.                  6,435         434
Synovus Financial Corp.             6,298         194
T. Rowe Price Group, Inc.           5,109         224
Washington Mutual, Inc.            18,318         833
Wells Fargo Co.#                   65,428       2,327
                                             --------
                                               27,490
                                             --------

FINANCIAL SERVICES -- 0.2%
Chicago Mercantile Exchange
  Holdings, Inc.#                     674         344
Western Union Co.                  14,854         333
                                             --------
                                                  677
                                             --------

FOOD & BEVERAGES -- 2.6%
Anheuser-Busch Co., Inc.           14,900         733
Brown-Forman Corp.                  1,526         101
Campbell Soup Co.#                  4,220         164
Coca-Cola Co.                      39,519       1,907
Coca-Cola Enterprises, Inc.         5,371         110
ConAgra Foods, Inc.                 9,875         267
Constellation Brands, Inc.*#        4,071         118
Dean Foods Co.*                     2,592         110
General Mills, Inc.                 6,648         383
Heinz (H.J.) Co.#                   6,385         287
Kellogg Co.                         4,863         243
McCormick & Co., Inc.               2,546          98
Molson Coors Brewing Co.              886          68
PepsiCo, Inc.                      31,824       1,991
Sara Lee Corp.                     14,474         246
Sysco Corp.                        11,979         440
The Hershey Co.#                    3,369         168
The Pepsi Bottling Group, Inc.      2,652          82
Tyson Foods, Inc.                   4,883          80
Wm. Wrigley Jr., Co.#               4,254         220
                                             --------
                                                7,816
                                             --------

FOREST PRODUCTS -- 0.1%
Plum Creek Timber Co.               3,431         137
                                             --------

HEALTHCARE -- 0.9%
Coventry Health Care, Inc.*         3,088         154
Health Management Associates,
  Inc.                              4,662          98
Humana, Inc.*                       3,221         178
IMS Health, Inc.                    3,845         106
McKesson Corp.                      5,736         291
Medco Health Solutions, Inc.*       5,686         304
Tenet Healthcare Corp.*             9,134          64
UnitedHealth Group, Inc.           26,105       1,403
                                             --------
                                                2,598
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


HOTELS & RESORTS -- 0.2%
Hilton Hotels Corp.#                7,492    $    261
Marriott International, Inc.#       6,513         311
Wyndham Worldwide Corp.*            3,840         123
                                             --------
                                                  695
                                             --------
HUMAN RESOURCES -- 0.0%
Robert Half International,
  Inc.                              3,247         121
                                             --------

INSTRUMENTS -- CONTROLS -- 0.4%
Johnson Controls, Inc.              3,794         326
Millipore Corp.*#                   1,035          69
Parker Hannifin Corp.#              2,285         176
PerkinElmer, Inc.                   2,383          53
Thermo Fisher Scientific, Inc.*     7,908         358
Waters Corp.*                       1,966          96
                                             --------
                                                1,078
                                             --------

INSURANCE -- 4.2%
ACE Ltd.                            6,309         382
Aetna, Inc.                        10,116         437
AFLAC, Inc.#                        9,583         441
American International Group,
  Inc.                             50,384       3,610
Aon Corp.#                          6,001         212
Chubb Corp.                         7,977         422
CIGNA Corp.                         1,987         261
Cincinnati Financial Corp.          3,357         152
Genworth Financial, Inc.#           8,589         294
Hartford Financial Services
  Group, Inc.#                      6,142         573
Lincoln National Corp.              5,564         369
Loews Corp.                         8,855         367
Marsh & McLennan Cos., Inc.#       10,681         327
MetLife, Inc.#                     14,733         869
MGIC Investment Corp.               1,608         101
Principal Financial Group,
  Inc.                              5,228         307
Progressive Corp.                  14,761         358
SAFECO Corp.                        2,039         128
St. Paul Cos., Inc.                13,372         718
The Allstate Corp.                 12,111         789
Torchmark Corp.                     1,900         121
UnumProvident Corp.                 6,638         138
WellPoint, Inc.*                   12,016         946
XL Capital Ltd                      3,499         252
                                             --------
                                               12,574
                                             --------

MACHINERY -- 0.1%
Terex Corp.*                        1,971         127
                                             --------

MACHINERY & HEAVY EQUIPMENT -- 0.8%
Black & Decker Corp.                1,318         105
Caterpillar, Inc.                  12,607         773
Cummins, Inc.#                      1,016         120
Danaher Corp.                       4,593         333
Deere & Co.#                        4,480         426
Dover Corp.                         3,956         194
Ingersoll-Rand Co.                  5,942         233
Snap-On, Inc.                       1,131          54
Stanley Works#                      1,575          79
                                             --------
                                                2,317
                                             --------

MEDICAL SERVICES -- 0.0%
Manor Care, Inc.                    1,433          67
                                             --------

MEDICAL SERVICES & EQUIPMENT -- 2.2%
Amgen, Inc.*                       22,607       1,544
Bausch & Lomb, Inc.#                1,042          54
Baxter International, Inc.         12,683         588
Becton, Dickinson & Co.             4,779         335
Biomet, Inc.                        4,746         196
C.R. Bard, Inc.                     1,995         166
Cardinal Health, Inc.               7,849         506
Celgene Corp.*#                     7,218         415
Genzyme Corp.*                      5,094         314
Laboratory Corp. of America
  Holdings*                         2,430         179
Medtronic, Inc.#                   22,309       1,194
Quest Diagnostics, Inc.             3,099         164
St. Jude Medical, Inc.*             6,850         250
Stryker Corp.                       5,760         317
Zimmer Holdings, Inc.*#             4,625         363
                                             --------
                                                6,585
                                             --------

MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
Boston Scientific Corp.*           22,853         393
                                             --------

METAL COMPONENTS & PRODUCTS -- 0.5%
Alcoa, Inc.                        16,804         505
Allegheny Technologies, Inc.#       1,952         177
Nucor Corp.#                        5,855         320
Phelps Dodge Corp.                  3,953         473
United States Steel Corp.           2,296         168
                                             --------
                                                1,643
                                             --------

METALS & MINING -- 0.2%
Freeport-McMoRan Copper & Gold,
  Inc.                              3,816         213
Newmont Mining Corp.#               8,725         394
                                             --------
                                                  607
                                             --------
OFFICE EQUIPMENT & SERVICES -- 0.1%
Pitney Bowes, Inc.                  4,300         199
                                             --------

OFFICE SUPPLIES -- 0.0%
Avery Dennison Corp.                1,829         124
                                             --------

OIL & GAS -- 8.1%
Anadarko Petroleum Corp.            8,910         388
Apache Corp.                        6,384         424
Baker Hughes, Inc.                  6,216         464
BJ Services Co.                     5,681         166
Chesapeake Energy Corp.#            8,060         234
Chevron Corp.                      42,249       3,107
ConocoPhillips                     31,896       2,295
Devon Energy Corp.                  8,566         575
El Paso Energy Corp.               13,670         209
EOG Resources, Inc.                 4,718         295
Exxon Mobil Corp.                 113,037       8,662
Halliburton Co.                    19,487         605
Hess Corp.#                         5,246         260
Kinder Morgan, Inc.                 2,078         220
Marathon Oil Corp.                  6,812         630
Murphy Oil Corp.#                   3,625         184
Nabors Industries Ltd.*             5,801         173
National-Oilwell Varco, Inc.*       3,401         208

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


OIL & GAS -- (CONTINUED)
NICOR, Inc.                           866    $     41
Noble Corp.                         2,627         200
Occidental Petroleum Corp.         16,697         815
Peoples Energy Corp.                  745          33
Rowan Cos., Inc.                    2,140          71
Schlumberger Ltd.                  22,834       1,442
Sempra Energy                       5,081         285
Smith International, Inc.           3,864         159
Sunoco, Inc.                        2,386         149
Transocean, Inc.*                   5,666         458
Valero Energy Corp.                11,717         599
Weatherford International,
  Ltd.*                             6,583         275
Williams Cos., Inc.                11,557         302
XTO Energy, Inc.                    7,091         334
                                             --------
                                               24,262
                                             --------
PAPER & RELATED PRODUCTS -- 0.3%
International Paper Co.#            8,817         301
MeadWestvaco Corp.                  3,511         106
Sealed Air Corp.                    1,562         101
Temple-Inland, Inc.                 2,073          95
Weyerhaeuser Co.                    4,584         324
                                             --------
                                                  927
                                             --------

PHARMACEUTICALS -- 5.9%
Abbott Laboratories                29,746       1,449
Allergan, Inc.#                     2,979         357
AmerisourceBergen Corp.             3,722         167
Applera Corp. -- Applied
  Biosystems Group                  3,550         130
Barr Pharmaceuticals, Inc.*         2,061         103
Biogen Idec, Inc.*                  6,533         321
Bristol-Myers Squibb Co.#          38,116       1,003
Caremark Rx, Inc.                   8,265         472
Eli Lilly & Co.                    19,079         994
Express Scripts, Inc.*              2,624         188
Forest Laboratories, Inc.*          6,138         311
Gilead Sciences, Inc.*              8,911         579
Hospira, Inc.*                      3,019         101
Johnson & Johnson                  56,191       3,710
King Pharmaceuticals, Inc.*         4,711          75
MedImmune, Inc.*                    4,635         150
Merck & Co., Inc.                  42,075       1,835
Mylan Laboratories, Inc.            4,106          82
Pfizer, Inc.                      139,742       3,619
Schering-Plough Corp.#             28,733         679
Watson Pharmaceuticals, Inc.*       1,985          52
Wyeth#                             26,099       1,329
                                             --------
                                               17,706
                                             --------

PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.1%
Eastman Kodak Co.#                  5,567         144
                                             --------

PRINTING & PUBLISHING -- 0.1%
Donnelley (R.R.) & Sons Co.         4,201         149
Dow Jones & Co., Inc.               1,261          48
New York Times Co.#                 2,786          68
Tribune Co.#                        3,694         114
                                             --------
                                                  379
                                             --------

REAL ESTATE -- 0.1%
Realogy Corp.*                      4,154         126
                                             --------

RESTAURANTS -- 0.7%
Darden Restaurants, Inc.            2,845         114
McDonald's Corp.                   23,968       1,063
Starbucks Corp.*#                  14,653         519
Wendy's International, Inc.         1,852          61
Yum! Brands, Inc.                   5,137         302
                                             --------
                                                2,059
                                             --------

RETAIL -- 4.4%
Amazon.com, Inc.*                   5,987         236
AutoNation, Inc.*                   2,899          62
AutoZone, Inc.*                       981         113
Bed Bath & Beyond, Inc.*            5,478         209
Best Buy Co., Inc.                  7,818         384
Big Lots, Inc.*                     2,122          49
Circuit City Stores, Inc.           2,749          52
Coach, Inc.*                        7,121         306
Costco Wholesale Corp.              8,881         470
CVS Corp.                          15,961         493
Dillard's, Inc.#                    1,179          41
Dollar General Corp.                6,047          97
Family Dollar Stores, Inc.#         2,938          86
Federated Department Stores,
  Inc.#                            10,178         388
Gap, Inc.                          10,211         199
Home Depot, Inc.#                  39,553       1,588
J.C. Penney Co., Inc.#              4,360         337
Kohl's Corp.*#                      6,337         434
Kroger Co.                         13,904         321
Limited Brands                      6,628         192
Liz Claiborne, Inc.                 1,986          86
Lowe's Cos., Inc.#                 29,512         919
Nordstrom, Inc.#                    4,433         219
Office Depot, Inc.*#                5,395         206
OfficeMax, Inc.                     1,443          72
RadioShack Corp.                    2,632          44
Safeway, Inc.#                      8,591         297
Sears Holding Corp.*                1,610         270
Sherwin-Williams Co.                2,168         138
Staples, Inc.                      14,005         374
SUPERVALU, Inc.                     3,990         143
Target Corp.                       16,645         950
The TJX Companies, Inc.             8,820         252
Tiffany & Co.                       2,623         103
Walgreen Co.#                      19,447         892
Wal-Mart Stores, Inc.#             47,659       2,201
Whole Foods Market, Inc.#           2,770         130
                                             --------
                                               13,353
                                             --------

SERVICES -- COMMERCIAL -- 0.2%
Cintas Corp.                        2,644         105
Convergys Corp.*                    2,670          63
Fiserv, Inc.*                       3,356         176
Fluor Corp.                         1,706         139
IAC/InterActiveCorp*#               4,325         161
                                             --------
                                                  644
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


TELECOMMUNICATIONS -- 4.0%
ADC Telecommunications, Inc.*       2,272    $     33
Alltel Corp.                        7,241         438
AT&T, Inc.#                        74,477       2,663
Avaya, Inc.*                        8,800         123
BellSouth Corp.                    35,351       1,665
CenturyTel, Inc.                    2,224          97
Ciena Corp.*                        1,636          45
Citizens Communications Co.         6,238          90
Comverse Technology, Inc.*#         3,914          83
Corning, Inc.*                     30,317         567
Embarq Corp.                        2,897         152
L-3 Communications Holdings,
  Inc.                              2,421         198
Motorola, Inc.                     46,851         963
Qualcomm, Inc.#                    32,027       1,210
Qwest Communications
  International, Inc.*#            31,165         261
Sprint Nextel Corp.#               56,105       1,060
Tellabs, Inc.*                      8,562          88
The E.W. Scripps Co.                1,614          81
Verizon Communications, Inc.       56,581       2,107
Windstream Corp.                    9,240         131
                                             --------
                                               12,055
                                             --------
TEXTILES & APPAREL -- 0.0%
Jones Apparel Group, Inc.           2,136          71
                                             --------
TRANSPORTATION & RELATED SERVICES -- 1.4%
Burlington Northern Santa Fe
  Corp.                             6,961         514
CSX Corp.                           8,434         290
FedEx Corp.                         5,942         646
Norfolk Southern Corp.              7,692         387
Ryder Systems, Inc.                 1,176          60
Southwest Airlines Co.             15,346         235
Union Pacific Corp.#                5,227         481
United Parcel Service, Inc.        20,805       1,560
                                             --------
                                                4,173
                                             --------
WASTE MANAGEMENT -- 0.1%
Allied Waste Industries, Inc.*      4,921          61
Waste Management, Inc.             10,368         381
                                             --------
                                                  442
                                             --------

WHOLESALE DISTRIBUTOR -- 0.0%
Grainger (W.W.), Inc.               1,417          99
                                             --------
TOTAL COMMON STOCKS
(COST $219,573)                               243,712
                                             --------


------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
------------------------------------------------------

APARTMENTS -- 0.2%
Apartment Investment &
  Management Co.                    1,870         105
Archstone-Smith Trust               4,232         246
Equity Residential Properties
  Trust#                            5,661         287
                                             --------
                                                  638
                                             --------

BUILDING & REAL ESTATE -- 0.1%
Kimco Realty Corp.                  4,380         197
                                             --------

DIVERSIFIED OPERATIONS -- 0.1%
Vornado Realty Trust#               2,502         304
                                             --------

HOTELS & RESORTS -- 0.1%
Starwood Hotels & Resorts
  Worldwide, Inc.                   4,108         257
                                             --------

INDUSTRIAL -- 0.1%
Prologis                            4,795         291
                                             --------

OFFICE PROPERTY -- 0.2%
Boston Properties, Inc.             2,264         253
Equity Office Properties Trust      6,812         328
                                             --------
                                                  581
                                             --------

REGIONAL MALLS -- 0.1%
Simon Property Group, Inc.#         4,288         435
                                             --------

STORAGE -- 0.1%
Public Storage, Inc.                2,374         232
                                             --------
TOTAL REAL ESTATE INVESTMENT
TRUSTS
(COST $1,894)                                   2,935
                                             --------


------------------------------------------------------
RIGHTS -- 0.0%
------------------------------------------------------
Seagate Tax Refund Rights           4,100           0
                                             --------
(COST $0)
------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash                 3,047       3,047
                                             --------
(COST $3,047)




                                     PAR
                                    (000)
------------------------------------------------------
U. S. TREASURY OBLIGATIONS -- 0.1%
------------------------------------------------------

U.S. Treasury Bill
  4.990%, 02/08/07++++             $   135        134
U.S. Treasury Bill
  4.850%, 05/10/07++++                  15         15
                                             --------
TOTAL U. S. TREASURY OBLIGATIONS
(COST $149)                                       149
                                             --------

------------------------------------------------------
SECURITIES LENDING COLLATERAL -- 16.9%
------------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                    342        342
Bear Stearns Variable Rate
  Commercial Paper
  5.362%, 01/02/2007                   176        176
  5.382%, 01/02/2007                 1,808      1,808
  5.372%, 01/02/2007                   263        263
CIBC Yankee Certificate of
  Deposit
  5.32%, 01/29/2007                    222        222
CitiGroup Variable Rate Master
  Note
  5.382%, 01/02/2007                 1,481      1,481
Cullinan Financial Corp. Variable
  Rate Bank Deposit
  5.32%, 01/22/2007                  4,421      4,421
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                  1,971      1,971
Institutional Money Market Trust
  5.302%, 01/02/2007                27,841     27,841
IXIS Time Deposit,
  5.30%, 01/02/2007                  1,362      1,362
                                       56

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INDEX 500 FUND

                                     PAR       VALUE
                                    (000)     (000)+
------------------------------------------------------
SECURITIES LENDING COLLATERAL -- (CONTINUED)
-----------------------------------------------------


Morgan Stanley Floating Rate
  Commercial Paper
  5.362%, 01/02/2007               $   673   $    673
  5.372%, 01/02/2007                 1,474      1,474
Morgan Stanley Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                 7,881      7,881
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                    342        342
Sedna Financial Floating Rate
  Note
  5.29%, 01/25/2007                    399        399
Tango Financial Corp. Floating
  Rate Note
  5.32%, 01/29/2007                    218        218
                                             --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $50,874)                                 50,874
                                             --------
TOTAL INVESTMENTS -- 100.0%
(COST $275,537)                              $300,717
                                             ========



----------------------
+      See Note 1 to Financial Statements.
*      Non-income producing security.
#      Security position is either entirely or partially on loan.
++++  Market value held as collateral for the open futures contract.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
MID CAP GROWTH FUND




                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------



COMMON STOCKS -- 75.2%
-----------------------------------------------------
ADVERTISING --  1.3%
Focus Mesia Holding Ltd ADR*         7,060   $   469
Monster Worldwide, Inc.*            19,850       926
                                             -------
                                               1,395
                                             -------
AGRICULTURAL PRODUCTS -- 0.9%
Agrium, Inc.#                       13,950       439
Bunge Limited.#                      7,370       535
                                             -------
                                                 974
                                             -------
BANKING -- 0.8%
Northern Trust Corp.                14,410       875
                                             -------
BROADCASTING/MEDIA -- 1.0%
Harman International
  Industries, Inc.                  10,570     1,056
                                             -------
BUILDING & REAL ESTATE -- 0.9%
CB Richard Ellis Group, Inc.
  Class A*                          30,840     1,024
                                             -------
COMPUTER INTERNET SERVICES & SOFTWARE -- 1.6%
aQuantive, Inc.*#                   22,370       552
Digital River, Inc.*#               10,090       563
VeriSign, Inc.*                     29,430       708
                                             -------
                                               1,823
                                             -------
COMPUTER -- NETWORKS & SERVICES -- 5.1%
F5 Networks Inc.*                   19,940     1,480
International Game Technology,
  Inc.                              45,530     2,104
Network Appliance, Inc.*#           26,430     1,038
Polycom, Inc.*#                     36,050     1,114
                                             -------
                                               5,736
                                             -------
COMPUTER SERVICES & SOFTWARE -- 3.6%
Activision, Inc.*#                  46,310       798
Akamai Technologies, Inc.*#         24,270     1,289
Electronic Arts, Inc.*#             16,490       831
Salesforce.com, Inc.*#              31,410     1,145
                                             -------
                                               4,063
                                             -------
COMPUTERS & OFFICE EQUIPMENT -- 0.3%
Isilon Systems, Inc.                12,740       352
                                             -------
CONSUMER PRODUCTS -- 1.0%
Polo Ralph Lauren Corp.             14,810     1,150
                                             -------
CONTAINERS -- 0.4%
Owens-Illinois, Inc.*#              23,060       425
                                             -------
DIVERSIFIED OPERATIONS --  0.5%
Harsco Corp.                         7,870       599
                                             -------
ELECTRONIC COMPONENTS & SEMICONDUCTORS --  7.0%
Altera Corp.*                       40,130       790
AMETEK, Inc.                        27,135       864
KLA-Tencor Corp.                    31,130     1,549
MEMC Electronic Materials,
  Inc.*                             19,890       778
NVIDIA Corp.*#                      40,360     1,494
QLogic Corp.*                       39,020       855
SanDisk Corp.*                       9,890       425
Varian Semiconductor Equipment
  Associates, Inc.*                 24,405     1,111
                                             -------
                                               7,866
                                             -------
ELECTRONICS -- SEMICONDUCTORS -- 0.7%
Integrated Device Technology,
  Inc.*#                            48,830       756
                                             -------
ENERGY RESOURCES & SERVICES -- 2.2%
Energy Conversion Devices,
  Inc.*#                            11,420       388
McDermott International, Inc.*      16,670       848
Questar Corp.#                       4,830       401
The Williams Companies, Inc.        29,210       763
                                             -------
                                               2,400
                                             -------
ENTERTAINMENT & LEISURE -- 0.5%
GameStop Corp.*#                     9,950       548
                                             -------
FIBER OPTICS -- 0.6%
JDS Uniphase Corp.*#                37,677       628
                                             -------
FINANCE -- 5.4%
Affiliated Managers Group,
  Inc.*#                             9,485       997
Greenhill & Co., Inc.#               8,130       600
Intercontinental Exchange,
  Inc.                              10,450     1,128
Nasdaq Stock Market, Inc.*#         20,070       618
Paychex, Inc.                       21,280       841
T. Rowe Price Group, Inc.           31,120     1,362
TD Ameritrade Holding Corp.#        32,690       529
                                             -------
                                               6,075
                                             -------
FINANCIAL SERVICES --  0.2%
Synovus Financial Corp.              8,430       260
                                             -------
FOOD & BEVERAGES -- 1.9%
Hansen Natural Corp.*               14,320       482
McCormick & Co., Inc.               13,430       518
Wm. Wrigley Jr. Co.#                20,590     1,065
                                             -------
                                               2,065
                                             -------
HOSPITALS -- 0.7%
Psychiatric Solutions, Inc.         21,690       814
                                             -------
HOTELS & GAMING -- 3.7%
Hilton Hotels Corp.#                43,490     1,518
Pinnacle Entertainment, Inc.*       12,710       421
WMS Industries, Inc.#               23,570       822
Wynn Resorts, Ltd.*#                14,650     1,375
                                             -------
                                               4,136
                                             -------
INSTRUMENTS -- CONTROLS -- 1.0%
Thermo Electron Corp.*#             25,850     1,171
                                             -------
INSURANCE -- 0.4%
Arch Capital Group Ltd.*             5,820       393
                                             -------
MANUFACTURING -- 1.1%
General Cable Corp.*                12,230       535
Roper Industries, Inc.#             13,820       694
                                             -------
                                               1,229
                                             -------
MEDICAL SERVICES & EQUIPMENT -- 3.7%
Celgene Corp.*                      25,790     1,484
DaVita, Inc.*#                       5,750       327
Henry Schein, Inc.*                  8,490       416
Intuitive Surgical, Inc.*#           7,910       759
New River Pharmaceuticals,
  Inc.#                              7,930       434
St. Jude Medical, Inc.*             19,160       700
                                             -------
                                               4,120
                                             -------
MEDICAL SUPPLIES & EQUIPMENT -- 0.6%
Sepracor, Inc.*                     10,490       646
                                             -------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
MID CAP GROWTH FUND

                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------

COMMON STOCKS -- (CONTINUED)
----------------------------------------------------


METAL COMPONENTS & PRODUCTS -- 2.0%
Allegheny Technologies, Inc.#        8,070   $   732
Precision Castparts Corp.           19,350     1,515
                                             -------
                                               2,247
                                             -------
OIL & GAS -- 4.8%
Cameron International Corp.*        18,010       955
National-Oilwell Varco, Inc.*#      13,990       856
Quicksilver Resources, Inc.*#       12,680       464
Range Resources Corp.#              44,205     1,213
Smith International, Inc.#          24,280       997
Southwestern Energy Co.*#           10,280       360
Superior Energy Services, Inc.*     17,240       563
                                             -------
                                               5,408
                                             -------
PHARMACEUTICALS -- 5.4%
Alexion Pharmaceuticals, Inc.*#     13,700       553
Allergan, Inc.#                     10,980     1,315
Applera Corp. -- Applied
  Biosystems Group                  18,790       689
Forest Laboratories, Inc.*          16,090       814
Medicis Pharmaceutical Corp.        11,550       406
MedImmune, Inc.*                    14,670       475
Pharmaceutical Product
  Development, Inc.                 25,670       827
Shire PLC -- ADR                    15,580       962
                                             -------
                                               6,041
                                             -------
PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.6%
Cymer, Inc.*#                       16,340       718
                                             -------
RETAIL -- 3.8%
Coach, Inc.*                        51,030     2,192
J.C. Penney Company, Inc.#          14,420     1,116
Under Armour, Inc. -- Class A*#     18,460       931
                                             -------
                                               4,239
                                             -------
SERVICES -- COMMERCIAL -- 3.3%
Ctrip.com International Ltd.
  ADR                                8,140       509
Fiserv, Inc.*                       20,830     1,092
Nutri/System, Inc.*#                21,880     1,387
VistaPrint Ltd.*                    20,810       689
                                             -------
                                               3,677

                                             -------
TELECOMMUNICATIONS --  4.2%
American Tower Corp.*               33,890     1,264
Crown Castle International
  Corp.*#                           22,770       735
Leap Wireless International,
  Inc.*                              8,310       494
NII Holdings, Inc.*#                33,960     2,188
                                             -------
                                               4,681
                                             -------

TEXTILES & APPAREL -- 1.4%
Guess?, Inc.*                       16,810     1,066
The Children's Place Retail
  Stores, Inc.*                      8,170       519
                                             -------
                                               1,585
                                             -------


TRANSPORTATION & RELATED SERVICES -- 2.6%
C.H. Robinson Worldwide, Inc.#      15,980       654
Continental Airlines, Inc.*#        24,710     1,019
CSX Corp.                           16,740       576
US Airways Group, Inc.*             12,430       669
                                             -------
                                               2,918
                                             -------
TOTAL COMMON STOCKS
(COST $72,281)                                84,093
                                             -------

-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
-----------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash              1,526,911     1,527
                                             -------
(COST $1,527)




                                     PAR
                                    (000)
------------------------------------------------------


SECURITIES LENDING COLLATERAL -- 23.4%
------------------------------------------------------
Bank Of Montreal Time Deposit
  5.25%, 01/02/2007                $  $334        334
Bear Stearns Variable Rate
  Commercial Paper
  5.382%, 01/02/2007                 1,099      1,099
Cullinan Financial Corp Variable
  Rate Note
  5.32%, 01/22/2007                     94         94
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                  1,057      1,057
Institutional Money Market Trust
  5.302%, 01/02/2007                21,727     21,727
IXIS Time Deposit
  5.30%, 01/02/2007                  1,332      1,332
Morgan Stanley Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                    10         10
National Bank Canada Time Deposit
  5.32%, 01/02/2007                    334        334
Tango Financial Corporation
  Floating Rate Note
  5.32%, 01/29/2007                    250        250
                                             --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $26,237)                                 26,237
                                             --------
TOTAL INVESTMENTS -- 100.0%
(COST $100,045)                              $111,857
                                             ========




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR -- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
MID CAP VALUE FUND




                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------



COMMON STOCKS -- 74.6%
------------------------------------------------------
AEROSPACE & DEFENSE -- 1.0%
Empresa Brasileira de
  Aeronautic ADR                   39,500    $  1,636
                                             --------
AUTOMOBILES & RELATED -- 3.2%
Advance Auto Parts, Inc.           45,600       1,621
Harley-Davidson, Inc.#             25,100       1,769
United Rentals, Inc.*              72,900       1,854
                                             --------
                                                5,244
                                             --------
BANKING -- 2.3%
Hudson City Bancorp, Inc.#        108,000       1,499
IndyMac Bancorp, Inc.#             49,600       2,240
                                             --------
                                                3,739
                                             --------
BUILDING & REAL ESTATE -- 10.7%
Colonial Properties Trust          29,500       1,383
Developers Diversified Realty
  Corp.                            20,300       1,278
Hovanian Enterprises, Inc.*#       71,000       2,407
iStar Financial, Inc.              44,600       2,133
KB Home#                           47,200       2,420
Lennar Corp.#                      46,200       2,424
Meritage Homes Corp.               45,000       2,147
NVR, Inc.*                          3,700       2,387
The Ryland Group, Inc.             16,300         890
                                             --------
                                               17,469
                                             --------
BUILDING PRODUCTS & SUPPLIES -- 1.4%
Centex Corp.#                      41,100       2,313
                                             --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.1%
Check Point Software
  Technologies, Ltd.*#             66,500       1,458
McAfee, Inc.*                      13,200         375
                                             --------
                                                1,833
                                             --------
COMPUTER SERVICES & SOFTWARE -- 3.7%
Activision. Inc.*#                 87,000       1,500
Affiliated Computer Services,
  Inc.*                            20,300         991
Lexmark International, Inc.*#      26,600       1,947
Take-Two Interactive Software,
  Inc.*#                           84,400       1,499
                                             --------
                                                5,937
                                             --------
CONSUMER PRODUCTS -- 1.0%
Whirlpool Corp.#                   19,100       1,586
                                             --------
DIVERSIFIED OPERATIONS -- 1.3%
Eaton Corp.                        14,600       1,097
Walter Industries, Inc.            35,200         952
                                             --------
                                                2,049
                                             --------
ELECTRONIC COMPONENTS -- 0.7%
Avnet, Inc.*#                      47,300       1,208
                                             --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 0.8%
International Rectifier Corp.*     32,400       1,248
                                             --------
ENERGY RESOURCES & SERVICES -- 5.9%
DPL, Inc.                          43,600       1,211
Edison International               23,700       1,078
Mirant Corp.*                      50,000       1,579
NRG Energy, Inc.*#                 37,800       2,117
Peabody Energy Corp                32,800       1,325
TXU Corp.                          43,300       2,347
                                             --------
                                                9,657
                                             --------
FINANCE -- 1.7%
Bear Stearns Cos., Inc.#           16,900       2,751
                                             --------
FOOD & BEVERAGES -- 1.8%
Constellation Brands, Inc.*#       61,400       1,782
Tyson Foods, Inc.                  71,700       1,179
                                             --------
                                                2,961
                                             --------
HEALTHCARE -- 2.7%
Coventry Health Care, Inc.*        37,150       1,859
LifePoint Hospitals, Inc. *        31,600       1,065
NBTY, Inc.*                        33,700       1,401
                                             --------
                                                4,325
                                             --------
INSTRUMENTS -- CONTROLS -- 0.0%
Johnson Controls, Inc.                200          17
                                             --------
INSURANCE -- 4.1%
Aetna, Inc.                        49,600       2,142
CIGNA Corp.                        15,800       2,079
Endurance Specialty Holdings
  Ltd.                             41,400       1,514
The PMI Group, Inc.                18,600         877
                                             --------
                                                6,612
                                             --------
MACHINERY & HEAVY EQUIPMENT -- 1.9%
Ingersoll-Rand Co.                 16,600         650
Terex Corp.*#                      36,800       2,376
                                             --------
                                                3,026
                                             --------
MANUFACTURING -- 1.4%
Chicago Bridge & Iron Company
  N.V.                             82,000       2,242
Mueller Water Products, Inc.*       5,100          76
                                             --------
                                                2,318
                                             --------

MEDICAL PRODUCTS -- 0.6%
The Cooper Companies, Inc.#        21,700         966

                                             --------

METAL COMPONENTS & PRODUCTS -- 4.4%
Cleveland Cliffs, Inc.             40,100       1,942
Phelps Dodge Corp.                 18,500       2,215
Timken Co.                         51,300       1,497
United States Steel Corp.          19,700       1,441
                                             --------
                                                7,095
                                             --------

METALS & MINING -- 2.7%
Arch Coal, Inc.#                   61,500       1,847
Joy Global, Inc.#                  54,200       2,620
                                             --------
                                                4,467
                                             --------

OIL & GAS -- 10.2%
Canadian Natural Resources
  Ltd.                             38,000       2,023
Denbury Resources, Inc.*           62,300       1,731
National Fuel Gas Co.#             23,900         921
Noble Corp.                        24,500       1,866
Oceaneering International,
  Inc.*                            34,000       1,350
Oil States International, Inc.*    41,100       1,325
Quicksilver Resources, Inc.*#      37,200       1,361
Southwestern Energy Co.*#          36,900       1,293
Sunoco, Inc.                       13,500         842
Talisman Energy, Inc.              84,295       1,432
Williams Cos., Inc.                45,800       1,196

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
MID CAP VALUE FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


OIL & GAS -- (CONTINUED)
XTO Energy, Inc.                   24,942    $  1,174
                                             --------
                                               16,514
                                             --------

PHARMACEUTICALS -- 3.2%
Endo Pharmaceuticals Holdings,
  Inc.*                            45,800       1,263
Omnicare, Inc.#                    39,900       1,541
Shire PLC -- ADR                   38,400       2,372
                                             --------
                                                5,176
                                             --------
RETAIL -- 3.8%
Aeropostale, Inc.*                 50,100       1,547
Circuit City Stores, Inc.#         75,500       1,433
Hot Topic, Inc.*                   73,600         982
Ross Stores, Inc.                  21,400         627
The TJX Companies, Inc.            56,500       1,611
                                             --------
                                                6,200
                                             --------
TELECOMMUNICATIONS -- 2.0%
Arris Group, Inc.*                120,400       1,506
L-3 Communications Holdings,
  Inc.                             21,800       1,783
                                             --------
                                                3,289
                                             --------
TRANSPORTATION & RELATED SERVICES -- 1.0%
Frontline, Ltd#                    27,600         879
Ship Finance International,
  Ltd#                             30,740         730
                                             --------
                                                1,609
                                             --------
TOTAL COMMON STOCKS
(COST $105,552)                               121,245
                                             --------


------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.9%
------------------------------------------------------
DIVERSIFIED OPERATIONS -- 0.8%
First Industrial Realty Trust,
  Inc.                             29,300       1,374
                                             --------
HEALTHCARE -- 0.5%
Ventas, Inc.                       18,400         779
                                             --------
REAL ESTATE -- 0.6%
Annaly Capital Management,
  Inc.#                            65,100         905
                                             --------
TOTAL REAL ESTATE INVESTMENT
TRUSTS
(COST $2,731)                                   3,058
                                             --------

------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- FedFund                204,136         204
BlackRock Provident
  Institutional
  Funds -- TempFund               204,136         204
                                             --------
TOTAL SHORT-TERM INVESTMENTS
(COST $408)                                       408
                                             --------





                                     PAR
                                    (000)
------------------------------------------------------


SECURITIES LENDING COLLATERAL -- 23.3%
------------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                $   332        332
Bear Stearns Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                   378        378
  5.382%, 01/02/2007                 1,203      1,203
CIBC Yankee Certificate of
  Deposit
  5.32%, 01/29/2007                  1,779      1,779
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                  1,622      1,622
Institutional Money Market Trust
  5.302%, 01/02/2007                22,915     22,915
IXIS Time Deposit
  5.30%, 01/02/2007                  1,323      1,323
Morgan Stanley Variable Rate
  Commercial Paper
  5.372%, 01/02/2007                 2,484      2,484
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                    332        332
Sedna Financial Floating Rate
  Note
  5.29%, 01/25/2007                  5,507      5,507
                                             --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $37,875)                                 37,875
                                             --------
TOTAL INVESTMENTS -- 100.0%
(COST $146,566)                              $162,586
                                             ========




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR  -- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
STRATEGIC VALUE FUND




                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------



COMMON STOCKS -- 77.5%
-----------------------------------------------------
ADVERTISING -- 2.2%
Interpublic Group of Cos.,
  Inc.*#                           95,600    $ 1,170
                                             -------
AGRICULTURAL PRODUCTS -- 2.9%
Monsanto Co.                        9,400        494
Potash Corp. of Saskatchewan,
  Inc.                              1,600        230
The Mosaic Co.*                    39,500        844
                                             -------
                                               1,568
                                             -------
AUTOMOBILES & RELATED -- 1.5%
Genuine Parts Co.#                 16,400        778
                                             -------
BROADCAST/MEDIA -- 1.9%
Clear Channel Communications,
  Inc.                             28,600      1,016
                                             -------
CHEMICALS -- 1.6%
Eastman Chemical Co.               14,300        848
                                             -------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.8%
McAfee, Inc.*                      31,400        891
Openwave Systems, Inc.*             9,800         90
                                             -------
                                                 981
                                             -------
COMPUTER SERVICES & SOFTWARE -- 5.2%
Cadence Design Systems, Inc.*      45,500        815
Sabre Group Holdings Corp.         41,500      1,323
Sybase, Inc.*                      25,000        618
                                             -------
                                               2,756
                                             -------
CONSUMER PRODUCTS -- 2.3%
American Greetings Corp.           19,100        456
Newell Rubbermaid, Inc.            14,900        431
Tupperware Brands Corp.            15,700        355
                                             -------
                                               1,242
                                             -------
CONTAINERS -- 3.0%
Ball Corp.                         22,400        977
Pactiv Corp.*                      18,200        650
                                             -------
                                               1,627
                                             -------
ENERGY RESOURCES & SERVICES -- 8.6%
Ameren Corp.#                      15,500        833
CMS Energy Corp.*#                 51,500        860
Dynegy, Inc., Class A*                 24          0
Hubbell, Inc.                      15,600        705
NiSource, Inc.                     37,200        897
Northeast Utilities, Inc.          34,100        960
Puget Energy, Inc.                 14,600        370
                                             -------
                                               4,625
                                             -------
FIBER OPTICS -- 0.9%
JDS Uniphase Corp.*#               29,775        496
                                             -------

FOOD & BEVERAGES -- 1.9%
Coca-Cola Enterprises, Inc.        21,500        439
OSI Restaurant Partners, Inc.      15,100        592
                                             -------
                                               1,031
                                             -------

INSURANCE -- 8.2%
ACE Ltd.                            6,800        412
Aetna, Inc.                        10,200        440
Conseco, Inc.*                     25,900        517
Everest Re Group Ltd.               4,000        392
Genworth Financial, Inc.#          11,500        393
PartnerRe Ltd.                     12,000        852
SAFECO Corp.                        6,800        425
The PMI Group, Inc.                 3,700        175
XL Capital Ltd                     11,200        807
                                             -------
                                               4,413
                                             -------

MACHINERY & HEAVY EQUIPMENT -- 1.9%
Cummins, Inc.#                      3,200        378
Snap-On, Inc.                      13,400        638
                                             -------
                                               1,016
                                             -------

MANUFACTURING -- 1.0%
Chemtura Corp.                     52,800        508
                                             -------
METAL COMPONENTS & PRODUCTS -- 1.1%
Timken Co.                         21,000        612
                                             -------
OIL & GAS -- 4.8%
EOG Resources, Inc.                13,300        831
GlobalSantaFe Corp.#               13,700        805
Halliburton Co.#                   23,500        730
Southwest Gas Corp.                 5,700        219
                                             -------
                                               2,585
                                             -------
PAPER & RELATED PRODUCTS -- 2.4%
Bowater, Inc.#                     23,100        520
MeadWestvaco Corp.                 25,100        755
                                             -------
                                               1,275
                                             -------
PHARMACEUTICALS -- 3.4%
King Pharmaceuticals, Inc.*        55,900        890
Mylan Laboratories, Inc.           46,900        936
                                             -------
                                               1,826
                                             -------
PRINTING & PUBLISHING -- 3.9%
Donnelley (R.R.) & Sons Co.        28,352      1,008
R.H. Donnelley Corp.*#             17,300      1,085
                                             -------
                                               2,093
                                             -------
RESTAURANTS -- 1.1%
Brinker International, Inc.        18,750        565
                                             -------
RETAIL -- 5.5%
Federated Department Stores,
  Inc.#                             9,300        355
Foot Locker, Inc.                  25,300        555
Kroger Co.                         22,700        524
OfficeMax, Inc.                    18,200        904
Safeway, Inc.#                     17,500        605
                                             -------
                                               2,943

                                             -------
TELECOMMUNICATIONS -- 8.6%
ADC Telecommunications, Inc.*      38,400        558
Avaya, Inc.*                       64,900        907
CenturyTel, Inc.                   10,300        450
Embarq Corp.                       13,700        720
Level 3 Communications, Inc.*#     25,500        143
Qwest Communications
  International, Inc.*#           141,900      1,188
Tellabs, Inc.*                     63,200        648
                                             -------
                                               4,614

                                             -------
WASTE MANAGEMENT -- 0.9%
Allied Waste Industries, Inc.*     38,900        478
                                             -------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
STRATEGIC VALUE FUND

                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------

COMMON STOCKS -- (CONTINUED)
----------------------------------------------------


WHOLESALE DISTRIBUTOR -- 0.9%
Grainger (W.W.), Inc.#              7,100    $   497
                                             -------
TOTAL COMMON STOCKS
(COST $34,691)                                41,563
                                             -------

-----------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
-----------------------------------------------------
HOTELS & RESORTS -- 1.0%
Host Hotels & Resorts, Inc.#       20,800        510
                                             -------
(COST $333)

-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
-----------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash               845,705        846
BlackRock Provident
  Institutional
  Funds -- TempFund               845,707        846
                                             -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,692)                                  1,692
                                             -------





                                      PAR
                                     (000)
-----------------------------------------------------


SECURITIES LENDING COLLATERAL --  18.3%
-----------------------------------------------------
Bank of Montreal Time Deposit
  5.250%, 01/02/2007                $ $135       135
Deutsche Bank Time Deposit
  4.750%, 01/02/2007                   399       399
Institutional Money Market Trust
  5.302%, 01/02/2007                 8,608     8,608
IXIS Time Deposit
  5.300%, 01/02/2007                   539       539
National Bank of Canada Time
  Deposit
  5.320%, 01/02/2007                   135       135
                                             -------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $9,816)                                  9,816
                                             -------
TOTAL INVESTMENTS -- 100.0%
(COST $46,532)                               $53,581
                                             =======




----------------------
+ See Note 1 to Financial Statements
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
SMALL CAP GROWTH FUND




                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------


COMMON STOCKS -- 89.4%
------------------------------------------------------
AEROSPACE & DEFENSE -- 0.9%
Kaman Corp.                        46,500    $ $1,041
                                             --------
AGRICULTURAL PRODUCTS --  1.0%
The Andersons, Inc.                28,600       1,212
                                             --------
BANKING -- 1.0%
Greene County Bancshares, Inc.     29,750       1,182
                                             --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 2.9%
Pc-Tel, Inc.*                      20,500         192
Perficient, Inc.*                 130,000       2,133
Smith Micro Software, Inc.*        74,200       1,053
                                             --------
                                                3,378
                                             --------
COMPUTER -- NETWORK PRODUCTS & SERVICES --  4.5%
Atheros Communications*            58,000       1,237
Oplink Communications, Inc.*       66,600       1,369
The Knot, Inc.*                   101,000       2,650
                                             --------
                                                5,256
                                             --------
COMPUTER SERVICES & SOFTWARE -- 11.8%
Axcelis Technologies, Inc.*        74,600         435
Comsys It Partners, Inc.*          39,200         792
Concur Technologies, Inc.*#       150,000       2,406
Innerworkings, Inc.*               92,700       1,479
Interactive Intelligence, Inc.*    50,800       1,139
Itron, Inc.*#                      40,000       2,074
OPNET Technologies, Inc.*          67,400         974
SimpleTech, Inc.*#                142,700       1,809
Sykes Enterprises, Inc.*           65,700       1,159
Tyler Technologies, Inc.*         102,100       1,436
                                             --------
                                               13,703
                                             --------
DATE PROCESSING MANAGEMENT -- 0.6%
First Consulting Group, Inc.*      46,000         633
                                             --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 5.6%
Diodes, Inc.*                      32,950       1,169
NovAtel, Inc.*                     48,400       1,931
Nu Horizons Electronics Corp.*      5,300          55
Rudolph Technologies, Inc.*        80,700       1,285
Standard Microsystems Corp.*       25,500         713
Syntax-Brillian Corp.*#           161,700       1,389
                                             --------
                                                6,542
                                             --------
ELECTRONICS -- SEMICONDUCTORS -- 0.6%
Semitool, Inc.*                    25,600         341
Ultra Clean Holdings, Inc.*        30,000         371
                                             --------
                                                  712
                                             --------
ENERGY RESOURCES & SERVICES -- 4.5%
Advanced Energy Industries,
  Inc.*                            61,800       1,166
Atlas America, Inc.*               45,000       2,294
Fuel Tech, Inc.*                   70,000       1,725
                                             --------
                                                5,185
                                             --------
ENTERTAINMENT & LEISURE -- 2.2%
Steiner Leisure Ltd.*              55,000       2,503
                                             --------
FINANCIAL SERVICES --  1.3%
Huron Consulting Group, Inc.*      33,500       1,519
                                             --------
FOOD & BEVERAGES  -- 3.8%
Boston Beer Company, Inc.*         32,400       1,166
MGP Ingredients, Inc.              53,600       1,212
National Beverage Corp.#           84,700       1,188
SunOpta, Inc.*                     95,900         844
                                             --------
                                                4,410
                                             --------
HEALTHCARE -- 0.9%
LHC Group Inc.*                    36,700       1,046
                                             --------
HOME FURNISHINGS -- HOUSEWARES -- 2.5%
American Woodmark Corp.#           32,800       1,373
Kimball International,
  Inc. -- Class B                  64,200       1,560
                                             --------
                                                2,933
                                             --------
HUMAN RESOURCES -- 2.8%
AMN Healthcare Services, Inc.*     80,400       2,214
Kforce, Inc.*                      85,100       1,036
                                             --------
                                                3,250
                                             --------
INSURANCE -- 5.2%
American Physicians Capital,
  Inc.*                            61,950       2,480
CNA Surety Corp.*                  37,700         811
Darwin Professional
  Underwriters, Inc.*              33,000         774
Safety Insurance Group, Inc.       38,000       1,927
                                             --------
                                                5,992
                                             --------
MACHINERY & HEAVY EQUIPMENT -- 5.1%
Applied Industrial
  Technologies, Inc.               16,650         438
Kadant, Inc.*                      52,600       1,282
Newport Corp.*                     61,700       1,293
The Gorman-Rupp Co.                36,850       1,362
The Middleby Corp.*                15,000       1,570
                                             --------
                                                5,945
                                             --------
MANUFACTURING -- 4.0%
Brush Engineered Materials,
  Inc.*                            20,500         692
Ceradyne, Inc.*                    44,900       2,537
Superior Essex, Inc.*              42,600       1,416
                                             --------
                                                4,645
                                             --------
MEDICAL PRODUCTS -- 1.1%
Bradley Pharmaceuticals, Inc.*     28,400         584
Bruker BioSciences Corp.*          95,800         719
                                             --------
                                                1,303
                                             --------
MEDICAL SUPPLIES & EQUIPMENT -- 2.8%
Allscripts Healthcare
  Solutions, Inc.*                 56,700       1,530
Cutera, Inc.*                      40,800       1,102
Somanetics Corp.*                  26,400         603
                                             --------
                                                3,235
                                             --------
MEDICAL SERVICES -- 1.2%
ICON Plc. ADR *                    37,400       1,410
                                             --------
METAL COMPONENTS & PRODUCTS -- 1.1%
LKQ Corp.*                         55,000       1,264
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
SMALL CAP GROWTH FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


OIL & GAS -- 4.4%
Allis-Chalmers Energy, Inc.*       25,300    $    583
Arena Resources, Inc.*             11,900         508
Delek US Holdings, Inc.            26,600         436
Gulf Island Fabrication, Inc.      27,500       1,015
Lufkin Industries, Inc.            18,500       1,074
Matrix Service Co.*                49,500         797
OMNI Energy Services Corp.*        70,800         693
                                             --------
                                                5,106
                                             --------
PHARMACEUTICALS -- 0.8%
PARAXEL International Corp.*       31,900         924
                                             --------
RETAIL -- 6.8%
Charlotte Russe Holding, Inc.*     66,000       2,030
EZCORP, Inc.*                     150,000       2,438
Movado Group, Inc.                 60,200       1,746
PC Connection, Inc.*               43,300         642
Smith & Wesson Holding Corp#      100,000       1,034
                                             --------
                                                7,890
                                             --------
SECURITY TECHNOLOGY -- 1.8%
VASCO Data Security
  International, Inc.*            170,600       2,022
                                             --------
SERVICES -- COMMERCIAL -- 1.8%
Teletech Holdings, Inc.*           87,000       2,078
                                             --------
TELECOMMUNICATIONS -- 2.5%
Alaska Communications Systems
  Group, Inc.                      99,500       1,511
Cbeyond, Inc.*                     46,400       1,419
                                             --------
                                                2,930
                                             --------
TEXTILES & APPAREL -- 0.9%
Steven Madden, Ltd.                29,989       1,052
                                             --------
TRANSPORTATION & RELATED SERVICES -- 3.0%
Celadon Group, Inc.*              120,000       2,010
Hub Group, Inc.*                   54,000       1,488
                                             --------
                                                3,498
                                             --------
TOTAL COMMON STOCKS
(COST $88,271)                                103,799
                                             --------

------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.4%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash               812,893         813
BlackRock Provident
  Institutional
  Funds -- TempFund               812,894         813
                                             --------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,626)                                   1,626
                                             --------





                                     PAR      VALUE
                                    (000)    (000)+
-----------------------------------------------------


SECURITIES LENDING COLLATERAL -- 9.2%
-----------------------------------------------------
Bank Of Montreal Time Deposit
  5.25%, 01/02/2007                $ $164   $    164
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                   485        485
Institutional Money Market Trust
  5.302%, 01/02/2007                9,215      9,215
IXIS Time Deposit
  5.30%, 01/02/2007                   655        655
National Bank Canada Time Deposit
  5.32%, 01/02/2007                   165        165
                                            --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $10,684)                                10,684
                                            --------
TOTAL INVESTMENTS -- 100.0%
(COST $100,581)                             $116,109
                                            ========




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR -- American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
SMALL CAP VALUE FUND




                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------



COMMON STOCKS -- 80.6%
------------------------------------------------------
AEROSPACE & DEFENSE -- 0.8%
Ducommun, Inc.*                      8,767   $    201
EDO Corp.                           27,681        657
MTC Technologies, Inc.*             26,952        634
                                             --------
                                                1,492
                                             --------
AUTOMOBILES & RELATED -- 3.1%
Commercial Vehicle Group, Inc.*     51,544      1,124
Lithia Motots, Inc.                  6,228        179
LoJack Corp.*                       28,650        489
Tenneco, Inc.*                      65,634      1,623
Wabash National Corp.              171,259      2,586
                                             --------
                                                6,001
                                             --------
BANKING -- 12.4%
Alabama National BanCorporation     24,267      1,668
Alliance Bankshares Corp.*          17,901        280
Bancorp, Inc.*                      54,795      1,622
Bank of the Osarks, Inc.             3,070        102
Berkshire Hills Bancorp, Inc.       18,763        628
Brookline Bancorp, Inc.#            56,800        748
Cardinal Financial Corp.            59,030        605
Central Pacific Financial
  Corp.                             28,060      1,088
Chittenden Corp.                    18,608        571
Citizens Banking Corp.#             26,943        714
Columbia Banking System Inc.        21,993        772
F.N.B. Corp.                        35,152        642
Fidelity Bankshares, Inc.           22,698        900
First Financial Bankshares           5,996        251
Glacier Bancorp Inc.                37,454        915
IBERIABANK Corp.                    24,428      1,442
Irwin Financial Corp.               21,240        481
Midwest Banc Holdings, Inc.         35,300        838
Millenium Bankshares Corp.          39,127        365
Nexity Financial Corp.*             15,796        190
PFF Bancorp, Inc.                   67,528      2,330
Placer Sierra Bancshares            38,101        906
Prosperity Bancshares, Inc.         24,903        859
Signature Bank*                     64,442      1,996
Southcoast Financial Corp.*         15,828        328
Sterling Bancorp                    16,516        325
Sterling Financial Corp.             5,802        196
Summit State Bank                   11,977        153
Texas United Bancshares, Inc.       15,482        532
United Community Banks, Inc.        40,646      1,314
West Coast Bancorp                  12,295        426
                                             --------
                                               24,187
                                             --------
BUILDING & REAL ESTATE -- 2.2%
Beazer Homes USA, Inc.#             22,761      1,070
Hovanian Enterprises, Inc.*#        28,876        979
Modtech Holdings, Inc.*             46,471        230
Ryland Group, Inc.                  21,394      1,169
WCI Communities, Inc.*#             42,705        819
                                             --------
                                                4,267
                                             --------
BUILDING MAINTENANCE & SERVICES -- 0.3%
Goodman Global, Inc.*               39,834        685
                                             --------
BUILDING PRODUCTS & SUPPLIES -- 0.8%
Builders Firstsource, Inc.*         17,417        311
Universal Forest Products,
  Inc.                              27,709      1,291
                                             --------
                                                1,602
                                             --------
CABLE OPERATORS -- 1.1%
Anixter International, Inc.*        12,758        693
RCN Corp.*                          51,349      1,548
                                             --------
                                                2,241
                                             --------
CHEMICALS -- 3.3%
Albemarle Corp.                     21,962      1,577
American Vanguard Corp.             12,299        196
H.B. Fuller Co.                     24,769        639
KMG Chemicals, Inc.                 27,646        276
Minerals Technologies, Inc.         33,339      1,960
Penford Corp.                       16,129        279
Uap Holding Corp.                   61,658      1,553
                                             --------
                                                6,480
                                             --------
COMPUTER -- INTERNET SERVICES & SOFTWARE -- 1.2%
Blackboard, Inc.*#                  18,018        541
eFunds Corp.*                       56,847      1,564
Vignette Corp.*                     18,115        309
                                             --------
                                                2,414
                                             --------
COMPUTER -- NETWORK PRODUCTS & SERVICES -- 1.4%
Foundry Networks, Inc.*             60,931        913
Hypercom Corp.*                     41,453        263
Insight Enterprises, Inc.*          66,379      1,253
Micros Systems, Inc.*                6,784        357
                                             --------
                                                2,786
                                             --------
COMPUTER SERVICES & SOFTWARE -- 3.8%
Electronics For Imaging Inc.*       50,343      1,338
JDA Software Group, Inc.*           83,349      1,148
Lawson Software, Inc.*             223,853      1,654
Parametric Technology, Corp.*       96,488      1,739
The Bisys Group, Inc.*              42,281        546
Transactions Systems
  Architects, Inc.*                 17,584        572
Witness Systems, Inc.*              20,954        367
                                             --------
                                                7,364
                                             --------
CONSULTING SERVICES --  0.5%
Hewitt Associates, Inc.             15,454        398
MAXIMUS, Inc.                       20,341        626
                                             --------
                                                1,024
                                             --------
CONSUMER PRODUCTS -- 1.8%
Fossil, Inc.*                       61,051      1,379
Playtex Products, Inc.*             99,807      1,436
Prestige Brands Holdings, Inc.*     28,589        372
Select Comfort Corp.*               23,368        406
                                             --------
                                                3,593
                                             --------
COSMETICS & TOILETRIES -- 0.8%
Elizabeth Arden, Inc.*              79,244      1,510
                                             --------
DATA PROCESSING MANAGEMENT -- 0.3%
Intermec, Inc.*                     26,119        634
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
SMALL CAP VALUE FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


DISTRIBUTION SERVICES -- 1.3%
NuCo2, Inc.*                        17,381   $    427
Owens & Minor, Inc.                 28,281        885
Watsco, Inc.                        28,071      1,324
                                             --------
                                                2,636
                                             --------
DIVERSIFIED OPERATIONS -- 0.3%
Actuant Corp.                        8,764        418
Lydall, Inc.*                       20,151        217
                                             --------
                                                  635
                                             --------
EDUCATION -- 0.3%
ITT Educational Services, Inc.*      8,830        586
                                             --------
ELECTRONIC COMPONENTS & SEMICONDUCTORS -- 5.4%
Aeroflex, Inc*                      11,949        140
ATMI, Inc.*                         27,893        851
Belden CDT Inc.                     31,611      1,236
Brooks Automation, Inc.*            87,269      1,257
CyberOptics Corp.*                  14,046        178
Emulex Corp.*                       93,102      1,816
Entegris, Inc.*                     52,867        572
Formfactor, Inc.*                   12,697        473
Franklin Electric Co., Inc.         11,005        566
Integrated Device Technology,
  Inc.*#                            85,556      1,324
IPG Photonics Corp.                  3,697         89
ON Semiconductor Corp.*#            18,262        138
Semtech Corp.                       36,337        475
Tessera Technologies, Inc.*         35,043      1,414
                                             --------
                                               10,529
                                             --------
ENERGY RESOURCES & SERVICES -- 5.2%
Baldor Electric Co.                 10,789        361
Cleco Corp.                         41,837      1,056
Comfort Systems USA, Inc.           68,739        869
Dynegy Inc. -- Class A*             31,805        230
El Paso Electric Co.*              106,877      2,605
Empire District Electric Co.         2,342         58
Graftech International Ltd.*       161,821      1,120
ITC Holdings Corp.                   3,269        130
MGE Energy, Inc.                     4,790        175
Sierra Pacific Resources*           68,498      1,153
South Jersey Industries, Inc.       30,495      1,018
Unisource Energy Corp.               9,796        357
Westar Energy, Inc.                 41,142      1,068
                                             --------
                                               10,200
                                             --------
ENTERTAINMENT & LEISURE -- 0.5%
K2, Inc.*                           78,182      1,031
                                             --------
FINANCE -- 3.8%
Accredited Home Lenders Holding
  Co.*#                             64,266      1,753
Affiliated Managers Group,
  Inc.*#                             7,110        748
Apollo Investment Corp.             20,618        462
Financial Federal Corp.             53,628      1,577
First Niagara Financial Group,
  Inc.                              61,298        911
Knight Capital Group*               28,288        542
Macquarie Infrastucture Co.         23,014        817
Technology Investment Capital
  Corp.                             43,076        695
                                             --------
                                                7,505
                                             --------
FOOD & BEVERAGES -- 1.0%
Nash Finch Co.                      22,497        614
RARE Hospitality International,
  Inc.*                             33,865      1,115
Sanderson Farms, Inc.                5,818        176
                                             --------
                                                1,905
                                             --------
HEALTHCARE -- 0.4%
Cardiac Science Corp.*              98,468        795
                                             --------
HOTELS & GAMING -- 1.0%
Aztar Corp.*                        10,598        577
Boyd Gaming Corp.#                  22,756      1,031
Isle of Capri Casinos, Inc.*        14,505        385
                                             --------
                                                1,993
                                             --------
HUMAN RESOURCES -- 0.3%
Resources Connection, Inc.*         21,939        699
                                             --------
INDUSTRIAL -- 0.6%
Infrasource Services, Inc.*         30,162        657
Tennant Co.                         16,723        485
                                             --------
                                                1,142
                                             --------
INSTRUMENTS -- CONTROLS -- 0.8%
PerkinElmer, Inc.                   69,579      1,547
                                             --------
INSURANCE -- 4.4%
American Equity Investment Life
  Holdings Co.                     101,745      1,326
Aspen Insurance Holdings, Ltd.      27,169        716
Donegal Group, Inc.                 24,661        483
National Atlantic Holdings
  Corp.*                            25,086        293
NYMAGIC, Inc.                       14,078        515
ProAssurance Corp.*                 28,122      1,404
ProCentury Corp.                    56,948      1,054
RLI Corp.                           21,023      1,186
StanCorp Financial Group, Inc.      18,566        836
The Navigators Group, Inc.*         17,606        848
                                             --------
                                                8,661
                                             --------
MACHINERY & HEAVY EQUIPMENT -- 0.5%
Applied Industrial
  Technologies, Inc.                19,609        516
MTS Systems Corp.                   11,736        453
                                             --------
                                                  969
                                             --------
MANUFACTURING -- 0.3%
Hydril Co.*                          6,093        458
Trex Company, Inc.*#                 3,372         77
                                             --------
                                                  535
                                             --------
MEDICAL PRODUCTS -- 0.8%
American Medical Systems
  Holdings, Inc.*                   76,957      1,425
Greatbatch, Inc.*                    5,007        135
                                             --------
                                                1,560
                                             --------
MEDICAL SERVICES & EQUIPMENT -- 0.6%
Symmetry Medical, Inc.*             80,305      1,111
                                             --------
METAL COMPONENTS & PRODUCTS -- 1.8%
Commercial Metals Co.               47,471      1,225
Mueller Industries, Inc.            34,116      1,081
Olympic Steel, Inc.                 18,687        415
Rbc Bearings, Inc.*                 29,171        836
                                             --------
                                                3,557
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
SMALL CAP VALUE FUND

                                 NUMBER OF     VALUE
                                   SHARES     (000)+
------------------------------------------------------

COMMON STOCKS -- (CONTINUED)
-----------------------------------------------------


OIL & GAS -- 4.7%
Geomet, Inc.*                       45,033   $    468
Northwest Natural Gas Co.           29,389      1,247
Oil States International, Inc.*     44,489      1,434
Parallel Petroleum Corp.*           60,057      1,055
Range Resources Corp.               50,778      1,394
SEMCO Energy, Inc.*                 28,344        173
Southwest Gas Corp.                 22,198        852
Vectren Corp.                        3,180         90
W-H Energy Services, Inc.*          17,313        843
Williams Partners LP                40,532      1,569
                                             --------
                                                9,125
                                             --------
PAPER & RELATED PRODUCTS -- 0.6%
Caraustar Industries, Inc.*        139,750      1,131
                                             --------
PHARMACEUTICALS -- 0.8%
Medarex, Inc.*                      84,656      1,252
Salix Pharmaceuticals Ltd.*         31,438        383
                                             --------
                                                1,635
                                             --------
RESTAURANTS -- 2.0%
Applebee's International, Inc.#     22,227        548
California Pizza Kitchen, Inc.*     30,526      1,017
CEC Entertainment, Inc.*            32,622      1,313
Ruby Tuesday, Inc.                  13,426        369
The Steak N Shake Co.*              35,659        628
                                             --------
                                                3,875
                                             --------
RETAIL -- 3.0%
Aaron Rents, Inc.#                  33,890        976
Big Lots, Inc.*#                    61,226      1,403
Casey's General Stores, Inc.        52,245      1,230
Charming Shoppes, Inc.*             75,667      1,024
Christopher & Banks, Corp.          10,050        188
Gymboree Corp.*                     14,705        561
Hot Topic, Inc.*                    25,941        346
Sharper Image Corp.*#                6,272         58
                                             --------
                                                5,786
                                             --------
SERVICES -- COMMERCIAL -- 1.5%
Kanbay International Inc.*          17,495        503
Providence Service Corp.*           37,776        949
School Specialty, Inc.*             23,144        868
Unifirst Corp.                      15,643        601
                                             --------
                                                2,921
                                             --------
TELECOMMUNICATIONS -- 2.5%
Andrew Corp.*                       39,451        403
Dobson Communications Corp.*       166,626      1,451
Knology, Inc.*                      28,346        302
Premiere Global Services, Inc.*    147,426      1,392
Tekelec*                            85,047      1,261
                                             --------
                                                4,809
                                             --------
TEXTILES & APPAREL -- 0.7%
G & K Services, Inc.                15,385        598
K-Swiss, Inc.#                      24,590        756
                                             --------
                                                1,354
                                             --------
TRANSPORTATION & RELATED SERVICES -- 0.9%
AirTran Holdings, Inc.*#            51,438        604
Forward Air Corp.                   17,706        512
Heartland Express, Inc.             44,905        675
                                             --------
                                                1,791
                                             --------
WASTE MANAGEMENT -- 0.8%
Waste Connections, Inc.*            36,004      1,496
                                             --------
TOTAL COMMON STOCKS
(COST $136,560)                               157,799
                                             --------

------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 9.9%
------------------------------------------------------

APARTMENTS -- 0.4%
American Campus Communities,
  Inc.                              30,751        875
                                             --------
BUILDING & REAL ESTATE -- 0.4%
Digital Realty Trust, Inc.          23,703        811
                                             --------
DIVERSIFIED OPERATIONS -- 1.2%
Entertainment Properties Trust      20,571      1,202
Lexington Realty Trust#             52,099      1,169
                                             --------
                                                2,371
                                             --------
FINANCE -- 2.1%
Commercial Net Lease Realty#        52,783      1,211
MFA Mortgage Investments, Inc.     145,682      1,120
RAIT Financial Trust                49,119      1,694
                                             --------
                                                4,025
                                             --------
HEATHCARE --  1.1%
Cogdell Spencer, Inc.               22,051        474
Omega Healthcare Investors,
  Inc.                              89,886      1,593
                                             --------
                                                2,067
                                             --------
HOTELS & RESORTS --  0.4%
Lasalle Hotel Properties            18,261        837
                                             --------
LOCAL RETAIL -- 0.4%
Arcadia Realty Trust                28,693        718
                                             --------
OFFICE PROPERTY -- 3.3%
BioMed Realty Trust, Inc.           30,436        871
Brandywine Realty Trust             45,070      1,499
Parkway Properties, Inc.            38,934      1,986
Spirit Finance Corp.               162,823      2,030
                                             --------
                                                6,386
                                             --------
REGIONAL MALLS -- 0.1%
Agree Realty Corp.                   6,916        238
                                             --------
STORAGE -- 0.5%
U-Store-It Trust                    49,465      1,017
                                             --------
TOTAL REAL ESTATE INVESTMENT
TRUSTS
(COST $15,689)                                 19,345
                                             --------

------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash              2,166,062      2,166
RBB Sansom Street Fund Money
  Market Portfolio               2,166,061      2,166
                                             --------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,332)                                   4,332
                                             --------


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
SMALL CAP VALUE FUND


                                     PAR      VALUE
                                    (000)    (000)+
-----------------------------------------------------


SECURITIES LENDING COLLATERAL -- 7.3%
-----------------------------------------------------
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                $ $161   $    161
Bear Stearns Variable Rate
  Commercial Paper
  5.382%, 01/02/2007                2,201      2,201
CIBC Yankee Certificate of
  Deposit
  5.32%, 01/29/2007                   517        517
Deutsche Bank Trade Bank
  4.75%, 01/02/2007                   687        687
Institutional Money Market Trust
  5.302%, 01/02/2007                9,039      9,039
IXIS Time Deposit
  5.30%, 01/02/2007                   643        643
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                   162        162
Tango Financial Corp Floating
  Rate Note
  5.32%, 01/29/2007                   776        776
                                            --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $14,186)                                14,186
                                            --------
TOTAL INVESTMENTS -- 100.0%
(COST $170,767)                             $195,662
                                            ========




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INTERNATIONAL EQUITY FUND




                                  NUMBER OF     VALUE
                                   SHARES      (000)+
-------------------------------------------------------



COMMON STOCKS -- 86.8%
-------------------------------------------------------

AUSTRALIA -- 6.8%
Aristocrat Leisure Ltd.             375,752   $  4,698
Australia & New Zealand Banking
  Group Ltd.                        173,300      3,847
Macquarie Bank Ltd.                  17,400      1,082
Westfield Group                     314,774      5,203
Westfield Group                      10,220        168
Woolworths Ltd.                     316,610      5,964
                                              --------
                                                20,962
                                              --------
BELGIUM -- 2.9%
Colruyt NV                           18,925      4,038
InBev NV*                            74,600      4,909
                                              --------
                                                 8,947
                                              --------
BRAZIL -- 2.5%
Banco Itau Holding Financeira
  S.A. ADR#                         124,850      4,513
Souza Cruz S.A.                     185,600      3,305
                                              --------
                                                 7,818
                                              --------
FRANCE -- 2.4%
M6 Metropole Television              94,900      3,386
Total S.A.                           56,700      4,080
                                              --------
                                                 7,466
                                              --------
INDIA -- 4.4%
Bharat Heavy Electricals Ltd.        62,400      3,232
HDFC Bank Ltd.                       41,200        989
HDFC Bank Ltd. ADR#                 112,350      8,480
Housing Development Finance
  Corporation Ltd.                   24,500        898
                                              --------
                                                13,599
                                              --------
IRELAND -- 5.9%
Allied Irish Banks Plc              128,600      3,817
Anglo Irish Bank Corp. Plc          325,313      6,698
Anglo Irish Bank Corp. Plc          377,353      7,814
                                              --------
                                                18,329
                                              --------
JAPAN -- 5.1%
Daito Trust Construction Co.
  Ltd.                               77,200      3,544
Millea Holdings, Inc.               159,500      5,649
Toyota Motor Corp.                   99,000      6,626
                                              --------
                                                15,819
                                              --------
KOREA -- 3.1%
Kangwon Land, Inc.                  143,500      3,109
KT&G Corp.                           50,100      3,044
S1 Corp.                             76,996      3,578
                                              --------
                                                 9,731
                                              --------
MEXICO -- 4.3%
America Movil S.A.B. de C.V.
  ADR Series L                      109,500      4,952
America Telecom, S.A. DE C.V.*      134,600      1,220
Grupo Modelo, S.A. de C.V.
  Series C                        1,320,500      7,333
                                              --------
                                                13,505
                                              --------
NETHERLANDS ANTILLES -- 1.9%
TNT Post Group NV                   137,300      5,902
                                              --------

NORWAY -- 1.4%
Orkla ASA                            78,400      4,421
                                              --------
SOUTH AFRICA -- 1.9%
Remgro Ltd.                         231,300      5,853
                                              --------
SPAIN -- 10.2%
Banco Bilbao Vizcaya
  Argentaria, S.A.                  595,800     14,314
Enagas                              353,200      8,210
Red Electrica de Espana             215,068      9,208
                                              --------
                                                31,732
                                              --------
SWITZERLAND -- 10.8%
Kuehne & Nagel International AG     100,875      7,328
Lindt & Spruengli AG                    688      1,695
Nestle AG                            19,065      6,762
Novartis AG ADR                      98,400      5,652
Roche Holding AG                     61,200     10,950
UBS AG                               19,500      1,180
                                              --------
                                                33,567
                                              --------
TAIWAN -- 1.3%
Taiwan Semiconductor
  Manufacturing Co. Ltd. ADR        375,685      4,106
                                              --------
UNITED KINGDOM -- 21.9%
Barratt Developments Plc            122,900      2,963
British American Tobacco Plc        503,899     14,110
Diageo Plc                          426,123      8,372
Imperial Tobacco Group Plc          233,150      9,176
Northern Rock Plc                   217,700      5,005
Reckitt Benckiser Plc               130,839      5,968
Royal Bank of Scotland Group
  Plc                               188,343      7,330
Tesco Plc                         1,922,486     15,192
                                              --------
                                                68,116
                                              --------
TOTAL COMMON STOCK
(COST $186,803)                                269,873
                                              --------


-------------------------------------------------------
WARRANTS -- 1.8%
-------------------------------------------------------
CLSA Financial -- CW10 Bharti
  Televentures*                     354,500      5,049
CLSA Financial -- CW10 HDFC
  Bank Ltd.*                         21,710        524
                                              --------
TOTAL WARRANTS
(COST $4,211)                                    5,573
                                              --------


-------------------------------------------------------
SHORT TERM INVESTMENTS -- 7.5%
-------------------------------------------------------
BlackRock Provident
  Institutional
  Funds -- TempCash              11,719,469     11,720
BlackRock Provident
  Institutional
  Funds -- TempFund              11,719,470     11,719
                                              --------
TOTAL SHORT TERM INVESTMENTS
(COST $23,439)                                  23,439
                                              --------





                                     PAR
                                    (000)
------------------------------------------------------


SECURITIES LENDING COLLATERAL -- 3.9%
------------------------------------------------------
Bank of Montreal Time Deposit
  5.25 %, 01/02/2007               $   186        186
Deutsche Bank Time Deposit
  4.75 %, 01/02/2007                   547        547
Institutional Money Market Trust
  5.302 %, 01/02/2007               10,402     10,402

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
INTERNATIONAL EQUITY FUND

                                     PAR       VALUE
                                    (000)     (000)+
------------------------------------------------------

SECURITIES LENDING COLLATERAL -- (CONTINUED)
-----------------------------------------------------


IXIS Time Deposit
  5.30 %, 01/02/2007               $   740   $    740
National Bank of Canada Time
  Deposit
  5.32 %, 01/02/2007                   186        186
                                             --------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $12,061)                                 12,061
                                             --------
TOTAL INVESTMENTS -- 100.0%
(COST $226,514)                              $310,946
                                             ========




----------------------
+ See Note 1 to Financial Statements.
* Non-income producing security.
# Security position is either entirely or partially on loan.
ADR -- American Depository Receipt



COMMON STOCKS                   % OF MARKET     VALUE
INDUSTRY DIVERSIFICATION           VALUE       (000'S)

-------------------------------------------------------

-------------------------------------------------------


Automobiles & Related                2.5%     $  6,626
Banking                             23.7%       63,888
Broadcast/Media                      1.3%        3,385
Building & Real Estate               4.4%       11,879
Consumer Products                   14.5%       39,181
Diversified Operations               3.8%       10,274
Electronic Components &
  Semiconductors                     2.7%        7,338
Energy Resources & Services          6.5%       17,419
Finance                              0.8%        2,078
Food & Beverages                    10.8%       29,072
Hotels & Gaming                      1.1%        3,109
Insurance                            2.1%        5,649
Manufacturing                        1.7%        4,698
Oil & Gas                            1.5%        4,080
Pharmaceuticals                      6.1%       16,602
Retail                               9.3%       25,194
Telecommunications                   2.3%        6,171
Transportation & Related
  Services                           4.9%       13,230
                                ----------------------
                                   100.0%     $269,873
                                ======================




The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006
REIT FUND




                                 NUMBER OF    VALUE
                                   SHARES     (000)+
-----------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS) -- 74.9%
-----------------------------------------------------
APARTMENTS -- 16.1%
Archstone-Smith Trust              58,026    $$3,378
Avalonbay Communities, Inc.        24,000      3,121
BRE Properties, Inc.               24,600      1,599
Camden Property Trust              17,600      1,300
Equity Residential Properties
  Trust#                           60,900      3,091
GMH Communities Trust              67,800        688
United Dominion Realty Trust,
  Inc.                             59,200      1,882
                                             -------
                                              15,059
                                             -------
DIVERSIFIED OPERATIONS -- 4.9%
Vornado Realty Trust#              37,900      4,605
                                             -------
HOTELS & RESORTS -- 6.6%
DiamondRock Hospitality Co.         1,200         22
Host Hotels & Resorts, Inc.#      136,869      3,360
Lasalle Hotel Properties           24,152      1,107
Starwood Hotels & Resorts
  Worldwide, Inc.#                 13,400        838
Sunstone Hotel Investors Inc.      30,500        815
                                             -------
                                               6,142
                                             -------
INDUSTRIAL -- 5.2%
Eastgroup Properties, Inc.         18,300        980
Prologis                           64,200      3,901
                                             -------
                                               4,881
                                             -------
MANUFACTURED HOMES -- 0.8%
Equity Lifestyle Properties,
  Inc.                             13,700        746
                                             -------
MIXED INDUSTRIAL/OFFICE -- 2.7%
Digital Realty Trust, Inc.         40,400      1,383
PS Business Parks, Inc.            15,800      1,117
                                             -------
                                               2,500
                                             -------
OFFICE PROPERTY -- 13.7%
Alexandria Real Estate Equities
  Inc.                             21,200      2,128
Boston Properties, Inc.#           29,800      3,334
Corporate Office Properties
  Trust#                           34,000      1,716
Kilroy Realty Corp.                16,100      1,256
Mack-Cali Realty Corp.             27,000      1,377
SL Green Realty Corp.#             22,500      2,988
                                             -------
                                              12,799
                                             -------
REGIONAL MALLS -- 11.2%
Simon Property Group, Inc.#        65,100      6,594
Taubman Centers, Inc.              32,400      1,648
The Maceroch Company               26,300      2,277
                                             -------
                                              10,519
                                             -------
SELF-STORAGE -- 4.0%
Public Storage, Inc.               29,515      2,878
U-Store-It Trust                   40,200        826
                                             -------
                                               3,704
                                             -------
STRIP CENTERS -- 9.7%
Developers Diversified Realty
  Corp.                            36,900      2,323
Federal Realty Investment Trust    20,200      1,717
Kimco Realty Corp.                 58,800      2,643
Regency Centers Corp.              30,900      2,415
                                             -------
                                               9,098
                                             -------

TOTAL REAL ESTATE INVESTMENT
TRUSTS
(COST $54,362)                                70,053
                                             -------

-----------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%
-----------------------------------------------------
BlackRock Provident
  Institutional Funds --
  TempCash                        909,851        910
BlackRock Provident
  Institutional Funds --
  TempFund                        909,853        910
                                             -------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,820)                                  1,820
                                             -------





                                     PAR
                                    (000)
-----------------------------------------------------


SECURITIES LENDING COLLATERAL -- 23.2%
-----------------------------------------------------
Bear Stearns Variable Rate
  Commercial Paper
  5.38%, 01/02/2007                $ 1,086     1,086
Bank of Montreal Time Deposit
  5.25%, 01/02/2007                    167       167
Deutsche Bank Time Deposit
  4.75%, 01/02/2007                    547       547
Institutional Money Market Trust
  5.302%, 01/02/2007                19,085    19,085
IXIS Time Deposit
  5.30%, 01/02/2007                    666       666
National Bank of Canada Time
  Deposit
  5.32%, 01/02/2007                    167       167
                                             -------
TOTAL SECURITIES LENDING
COLLATERAL
(COST $21,718)                                21,718
                                             -------
TOTAL INVESTMENTS -- 100.0%
(COST $77,900)                               $93,591
                                             =======




----------------------
+ See Note 1 to Financial Statements.
# Security position is either entirely or partially on loan.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

--------------------------------------------------------------------------------



                                                              LIMITED                  HIGH
                                                  MONEY      MATURITY     QUALITY      YIELD
                                                 MARKET        BOND        BOND        BOND
                                                  FUND         FUND        FUND        FUND
                                                --------     --------    --------    --------


ASSETS
  Investments at value (including $0,
     $5,355, $35,747 and $0
     of securities on loan, respectively)...    $ 78,231     $ 47,844    $194,915    $ 86,589
  Interest, dividends and reclaims
     receivable.............................         761          211       1,095       1,563
  Receivable for capital stock sold.........         332          302       1,247         172
  Other assets..............................           2            1           5           3
                                                --- ----     --- ----    --- ----    --- ----
       Total Assets.........................      79,326       48,358     197,262      88,327
                                                --- ----     --- ----    --- ----    --- ----

LIABILITIES
  Obligation to return securities lending
     collateral.............................          --        5,455      36,461          --
  Payable for investment securities
     purchased..............................       2,916           --          --          24
  Payable to the investment adviser.........          13           11          45          37
  Payable to The Penn Mutual Life Insurance
     Co. ...................................          29           15          59          33
  Other liabilities.........................          18           10          27          30
                                                --- ----     --- ----    --- ----    --- ----
       Total Liabilities....................       2,976        5,491      36,592         124
                                                --- ----     --- ----    --- ----    --- ----
NET ASSETS (NOTE 8).........................    $ 76,350     $ 42,867    $160,670    $ 88,203
                                                === ====     === ====    === ====    === ====
Shares outstanding, $0.10 par value, 500         76,347-
  million shares authorized.................        ,852
                                                === ====
Shares outstanding, $0.10 par value, 250                                  15,585-     11,199-
  million shares authorized.................                                 ,288        ,945
                                                                         === ====    === ====
Shares outstanding, $0.0001 par value, 250                    4,170,-
  million shares authorized.................                      039
                                                             === ====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE................    $   1.00     $  10.28    $  10.31    $   7.88
                                                === ====     === ====    === ====    === ====
Investments at cost.........................    $ 78,231     $ 47,749    $194,031    $ 84,548

                                                                           LARGE       LARGE
                                                FLEXIBLY      GROWTH        CAP         CAP
                                                 MANAGED       STOCK       VALUE      GROWTH
                                                  FUND         FUND        FUND        FUND
                                                --------     --------    --------    --------

ASSETS
  Investments at value (including $237,707,
     $27,738, $64,126 and $7,534                $1,565,-
     of securities on loan, respectively)...         655     $161,193    $299,880    $ 37,578
  Interest, dividends and reclaims
     receivable.............................       4,059          165         389          37
  Receivable for investment securities
     sold...................................      11,333           48       1,791          --
  Receivable for capital stock sold.........         771          146           4         198
  Other assets..............................          43            5           8           1
                                                --- ----     --- ----    --- ----    --- ----
                                                 1,581,-
       Total Assets.........................         861      161,557     302,072      37,814
                                                --- ----     --- ----    --- ----    --- ----

LIABILITIES
  Obligation to return securities lending
     collateral.............................     246,509       28,623      66,335       7,799
  Payable for investment securities
     purchased..............................       3,045          403       1,163          --
  Payable for capital stock redeemed........          16            8          61          --
  Payable to the investment adviser.........         673           71         120          14
  Payable to The Penn Mutual Life Insurance
     Co. ...................................         487           49          88          11
  Other liabilities.........................         154           32          36           8
                                                --- ----     --- ----    --- ----    --- ----
       Total Liabilities....................     250,884       29,186      67,803       7,832
                                                --- ----     --- ----    --- ----    --- ----
                                                $1,330,-
NET ASSETS (NOTE 8).........................         977     $132,371    $234,269    $ 29,982
                                                === ====     === ====    === ====    === ====
Shares outstanding, $0.10 par value, 250         52,981-      9,017,-     11,952-
  million shares authorized.................        ,476          927        ,276
                                                === ====     === ====    === ====
Shares outstanding, $0.0001 par value, 250                                            2,714,-
  million shares authorized.................                                              047
                                                                                     === ====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE................    $  25.12     $  14.68    $  19.60    $  11.05
                                                === ====     === ====    === ====    === ====
                                                $1,384,-
Investments at cost.........................         033     $139,904    $260,904    $ 34,837



The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
(AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)
--------------------------------------------------------------------------------


                                                                                     STRATEG-
                                                   INDEX      MID CAP     MID CAP       IC
                                                    500       GROWTH       VALUE       VALUE
                                                   FUND        FUND        FUND        FUND
                                                 --------    --------    --------    --------


ASSETS
  Investments at value (including $49,119,
     $25,261, $36,389 and $9,334
     of securities on loan, respectively)....    $300,717    $111,857    $162,586    $ 53,581
  Interest, dividends and reclaims
     receivable..............................         356          38         117          63
  Receivable for investment securities sold..          39         355       1,309          --
  Receivable for capital stock sold..........         164          18           6          16
  Other assets...............................          12           3           4           2
                                                 --- ----    --- ----    --- ----    --- ----
       Total Assets..........................     301,288     112,271     164,022      53,662
                                                 --- ----    --- ----    --- ----    --- ----

LIABILITIES
  Obligation to return securities lending
     collateral..............................      50,874      26,237      37,875       9,816
  Payable for investment securities
     purchased...............................          --         463          62          12
  Payable for capital stock redeemed.........          72          59         592         163
  Future variation margin payable............          11          --          --          --
  Payable to the investment adviser..........          15          52          60          27
  Payable to The Penn Mutual Life Insurance
     Co. ....................................          87          25          47          16
  Other liabilities..........................          55          21          24          12
                                                 --- ----    --- ----    --- ----    --- ----
       Total Liabilities.....................      51,114      26,857      38,660      10,046
                                                 --- ----    --- ----    --- ----    --- ----
NET ASSETS (NOTE 8)..........................    $250,174    $ 85,414    $125,362    $ 43,616
                                                 === ====    === ====    === ====    === ====
Shares outstanding, $0.0001 par value, 250        25,574-     10,084-     9,224,-     3,296,-
  million shares authorized..................        ,989        ,258         533         859
                                                 === ====    === ====    === ====    === ====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE.................    $   9.78    $   8.47    $  13.59    $  13.23
                                                 === ====    === ====    === ====    === ====
  Investments at cost........................    $275,537    $100,045    $146,566    $ 46,532

                                                   SMALL       SMALL     INTERNA-
                                                    CAP         CAP       TIONAL
                                                  GROWTH       VALUE      EQUITY       REIT
                                                   FUND        FUND        FUND        FUND
                                                 --------    --------    --------    --------

ASSETS
  Investments at value (including $10,235,
     $13,575, $11,494 and $21,132
     of securities on loan, respectively)....    $116,109    $195,662    $310,946    $ 93,591
  Interest, dividends and reclaims
     receivable..............................          54         248         365         443
  Receivable for investment securities sold..       1,043         919          --         329
  Receivable for capital stock sold..........         355          68         176          38
  Net unrealized appreciation of forward
     foreign currency contracts..............          --          --         962          --
  Other assets...............................           4           6          11           2
                                                 --- ----    --- ----    --- ----    --- ----
       Total Assets..........................     117,565     196,903     312,460      94,403
                                                 --- ----    --- ----    --- ----    --- ----

LIABILITIES
  Obligation to return securities lending
     collateral..............................      10,684      14,186      12,061      21,718
  Payable for investment securities
     purchased...............................         374         220       3,346         634
  Payable for capital stock redeemed.........          --         108       1,065         180
  Payable to the investment adviser..........          67         141         211          42
  Payable to The Penn Mutual Life Insurance
     Co. ....................................          41          68         105          26
  Net unrealized depreciation of forward
     foreign currency contracts..............          --          --       1,114          --
  Other liabilities..........................          19          38          59          13
                                                 --- ----    --- ----    --- ----    --- ----
       Total Liabilities.....................      11,185      14,761      17,961      22,613
                                                 --- ----    --- ----    --- ----    --- ----
NET ASSETS (NOTE 8)..........................    $106,380    $182,142    $294,499    $ 71,790
                                                 === ====    === ====    === ====    === ====
Shares outstanding, $0.10 par value, 250          5,295,-     10,293-     12,137-
  million shares authorized..................         905        ,127        ,121
                                                 === ====    === ====    === ====
Shares outstanding, $0.0001 par value, 250                                            3,967,-
  million shares authorized..................                                             092
                                                                                     === ====
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE.................    $  20.09    $  17.70    $  24.27    $  18.10
                                                 === ====    === ====    === ====    === ====
  Investments at cost........................    $100,581    $170,767    $226,514    $ 77,900



The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------



                                                              LIMITED                  HIGH
                                                   MONEY     MATURITY     QUALITY      YIELD
                                                  MARKET       BOND        BOND        BOND
                                                   FUND        FUND        FUND        FUND
                                                 --------    --------    --------    --------


INVESTMENT INCOME
  Dividends..................................         --          --          --      $  127
  Interest...................................     $3,858      $2,042      $7,746       6,499
  Income from securities lending.............         --          20          73          --
  Foreign tax withheld.......................         --          --          --          (1)
                                                  ------      ------      ------      ------
       Total Investment Income...............      3,858       2,062       7,819       6,625
                                                  ------      ------      ------      ------
EXPENSES
  Investment advisory fees...................        152         137         515         427
  Administration fees........................        114          68         233         128
  Accounting fees............................         56          34         102          63
  Director fees..............................          2           2           4           2
  Custodian fees and expenses................         18          11          23          23
  Pricing fees...............................         11           9          12          47
  Other expenses.............................         30          20          60          34
                                                  ------      ------      ------      ------
       Total Expenses........................        383         281         949         724
                                                  ------      ------      ------      ------
NET INVESTMENT INCOME (LOSS).................      3,475       1,781       6,870       5,901
                                                  ------      ------      ------      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCY
  Net realized gain (loss) on investment
     transactions............................          3        (232)       (834)          9
  Net realized foreign exchange gain (loss)..         --          19          98           9
  Change in net unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........         --         226       1,518       2,224
                                                  ------      ------      ------      ------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY...........................          3          13         782       2,242
                                                  ------      ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................     $3,478      $1,794      $7,652      $8,143
                                                  ======      ======      ======      ======






                                                                           LARGE       LARGE
                                                 FLEXIBLY     GROWTH        CAP         CAP
                                                  MANAGED      STOCK       VALUE      GROWTH
                                                   FUND        FUND        FUND        FUND
                                                 --------    --------    --------    --------


INVESTMENT INCOME
  Dividends..................................    $ 21,745     $ 1,456     $ 4,619      $309
  Interest...................................      13,823         147         391        36
  Income from securities lending.............         218          30          44         2
  Foreign tax withheld.......................        (116)        (53)        (26)       --
                                                 --- ----     -------     -------      ----
       Total Investment Income...............      35,670       1,580       5,028       347
                                                 --- ----     -------     -------      ----
EXPENSES
  Investment advisory fees...................       7,149         746       1,348       157
  Administration fees........................       1,787         174         337        43
  Accounting fees............................         382          82         136        27
  Director fees..............................          32           3           6         1
  Custodian fees and expenses................         144          46          49         7
  Pricing fees...............................          20          27          10         5
  Other expenses.............................         440          43          87        12
                                                 --- ----     -------     -------      ----
       Total Expenses........................       9,954       1,121       1,973       252
       Less: Fees paid indirectly............          59           4          16         6
                                                 --- ----     -------     -------      ----
          Net Expenses.......................       9,895       1,117       1,957       246
                                                 --- ----     -------     -------      ----
NET INVESTMENT INCOME (LOSS).................      25,775         463       3,071       101
                                                 --- ----     -------     -------      ----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCY
  Net realized gain (loss) on investment
     transactions............................     165,638       5,446      13,472       392
  Net realized foreign exchange gain (loss)..         (26)        (36)         --        --
  Change in net unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........     (18,295)      9,171      21,099       506
                                                 --- ----     -------     -------      ----
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY...........................     147,215      14,581      34,571       898
                                                 --- ----     -------     -------      ----
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $173,092     $15,044     $37,642      $999
                                                 === ====     =======     =======      ====




The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                     STRATEG-
                                                   INDEX      MID CAP     MID CAP       IC
                                                    500       GROWTH       VALUE       VALUE
                                                   FUND        FUND        FUND        FUND
                                                 --------    --------    --------    --------


INVESTMENT INCOME
  Dividends..................................     $ 4,455     $   659     $ 1,832     $   625
  Interest...................................         136          50          90          73
  Income from securities lending.............          38          37          44           3
  Foreign tax withheld.......................          --          --          (9)         (1)
                                                  -------     -------     -------     -------
       Total Investment Income...............       4,629         746       1,957         700
                                                  -------     -------     -------     -------
EXPENSES
  Investment advisory fees...................         166         601         663         310
  Administration fees........................         355         129         181          65
  Accounting fees............................         142          64          84          32
  Director fees..............................           7           2           3           1
  Custodian fees and expenses................          63          39          33          30
  Pricing fees...............................          24           8           7           6
  Other expenses.............................         111          33          46          18
                                                  -------     -------     -------     -------
       Total Expenses........................         868         876       1,017         462
       Less: Expense waivers.................          39          17          --          --
       Less: Fees paid indirectly............          --          32          45           4
                                                  -------     -------     -------     -------
          Net Expenses.......................         829         827         972         458
                                                  -------     -------     -------     -------
NET INVESTMENT INCOME (LOSS).................       3,800         (81)        985         242
                                                  -------     -------     -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCY
  Net realized gain (loss) on investment
     transactions............................      (3,527)      7,823       8,489       3,610
  Change in net unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........      33,685      (2,600)      3,265         922
                                                  -------     -------     -------     -------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY...........................      30,158       5,223      11,754       4,532
                                                  -------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................     $33,958     $ 5,142     $12,739     $ 4,774
                                                  =======     =======     =======     =======

                                                   SMALL       SMALL     INTERNA-
                                                    CAP         CAP       TIONAL
                                                  GROWTH       VALUE      EQUITY       REIT
                                                   FUND        FUND        FUND        FUND
                                                 --------    --------    --------    --------

INVESTMENT INCOME
  Dividends..................................     $   567     $ 2,081     $ 5,907     $ 1,377
  Interest...................................          56         296         203          64
  Income from securities lending.............         229          39           4           3
  Foreign tax withheld.......................          --          --        (536)         (5)
                                                  -------     -------     -------     -------
       Total Investment Income...............         852       2,416       5,578       1,439
                                                  -------     -------     -------     -------
EXPENSES
  Investment advisory fees...................         834       1,439       2,071         394
  Administration fees........................         171         254         365          85
  Accounting fees............................          81         109         170          42
  Director fees..............................           3           5           6           1
  Custodian fees and expenses................          20          53         199          13
  Pricing fees...............................           8          13          34           5
  Other expenses.............................          45          66          88          21
                                                  -------     -------     -------     -------
       Total Expenses........................       1,162       1,939       2,933         561
       Less: Fees paid indirectly............          --          --          41          --
                                                  -------     -------     -------     -------
          Net Expenses.......................       1,162       1,939       2,892         561
                                                  -------     -------     -------     -------
NET INVESTMENT INCOME (LOSS).................        (310)        477       2,686         878
                                                  -------     -------     -------     -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCY
  Net realized gain (loss) on investment
     transactions............................       4,036      17,237      36,426       6,265
  Net realized foreign exchange gain (loss)..          --          --      (1,203)         --
  Change in net unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........      (5,244)      9,404      26,891       8,570
                                                  -------     -------     -------     -------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY...........................      (1,208)     26,641      62,114      14,835
                                                  -------     -------     -------     -------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................     $(1,518)    $27,118     $64,800     $15,713
                                                  =======     =======     =======     =======




The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

--------------------------------------------------------------------------------



                                                                           LIMITED MATURITY
                                                                               BOND FUND
                                                   MONEY MARKET FUND     --------------------
                                                 --------------------      YEAR        YEAR
                                                   YEAR        YEAR        ENDED       ENDED
                                                   ENDED       ENDED      12/31/-     12/31/-
                                                 12/31/06    12/31/05       06          05
                                                 --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............    $  3,475    $  2,092    $  1,781    $  2,021
  Net realized gain (loss) on investment
     transactions............................           3          --        (232)       (343)
  Net realized foreign exchange gain (loss)..          --          --          19          --
  Net change in unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........          --          --         226        (410)
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............       3,478       2,092       1,794       1,268
                                                 --- ----    --- ----    --- ----    --- ----
DISTRIBUTIONS FROM:
  Net investment income......................      (3,475)     (2,092)     (1,697)     (2,306)
  Net short-term gains.......................          --          --          --          --
  Net long-term gains........................          --          --          --          --
  Return of capital..........................          --          --          --          (6)
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL DISTRIBUTIONS...................      (3,475)     (2,092)     (1,697)     (2,312)
                                                 --- ----    --- ----    --- ----    --- ----
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................      57,903      44,213      12,093      25,563
  Shares issued in lieu of cash
     distributions...........................       3,475       2,092       1,697       2,312
  Shares redeemed............................     (57,916)    (55,163)    (31,999)    (12,071)
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......       3,462      (8,858)    (18,209)     15,804
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL INCREASE (DECREASE).............       3,465      (8,858)    (18,112)     14,760
NET ASSETS
  Beginning of Period........................      72,885      81,743      60,979      46,219
                                                 --- ----    --- ----    --- ----    --- ----
  End of Period..............................    $ 76,350    $ 72,885    $ 42,867    $ 60,979
                                                 === ====    === ====    === ====    === ====
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     --    $     --    $    303    $     (1)
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................      57,903      44,212       1,154       2,446
  Shares issued in lieu of cash
     distributions...........................       3,475       2,093         165         226
  Shares redeemed............................     (57,916)    (55,163)     (3,096)     (1,146)
                                                 --- ----    --- ----    --- ----    --- ----
                                                    3,462      (8,858)     (1,777)      1,526
                                                 === ====    === ====    === ====    === ====






                                                   QUALITY BOND FUND     HIGH YIELD BOND FUND
                                                 --------------------    --------------------
                                                   YEAR        YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED       ENDED
                                                 12/31/06    12/31/05    12/31/06    12/31/05
                                                 --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............    $  6,870    $  5,809    $  5,901    $  5,994
  Net realized gain (loss) on investment
     transactions............................        (834)        984           9         691
  Net realized foreign exchange gain (loss)..          98           1           9          13
  Net change in unrealized appreciation
     (depreciation) of investments and
     contracts and foreign currency..........       1,518      (2,863)      2,224      (4,111)
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............       7,652       3,931       8,143       2,587
                                                 --- ----    --- ----    --- ----    --- ----
DISTRIBUTIONS FROM:
  Net investment income......................      (6,033)     (6,677)     (4,917)     (5,977)
  Net short-term gains.......................          --      (1,913)         --          --
  Net long-term gains........................          --        (545)         --          --
  Return of capital..........................          --          (8)         --          --
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL DISTRIBUTIONS...................      (6,033)     (9,143)     (4,917)     (5,977)
                                                 --- ----    --- ----    --- ----    --- ----
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................      27,048      28,682      12,250      14,097
  Shares issued in lieu of cash
     distributions...........................       6,033       9,143       4,917       5,977
  Shares redeemed............................     (35,295)    (44,082)    (17,710)    (17,121)
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......      (2,214)     (6,257)       (543)      2,953
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL INCREASE (DECREASE).............        (595)    (11,469)      2,683        (437)
NET ASSETS
  Beginning of Period........................     161,265     172,734      85,520      85,957
                                                 --- ----    --- ----    --- ----    --- ----
  End of Period..............................    $160,670    $161,265    $ 88,203    $ 85,520
                                                 === ====    === ====    === ====    === ====
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $  1,258    $     (2)   $    988    $     --
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................       2,617       2,710       1,563       1,772
  Shares issued in lieu of cash
     distributions...........................         583         896         626         792
  Shares redeemed............................      (3,449)     (4,166)     (2,260)     (2,153)
                                                 --- ----    --- ----    --- ----    --- ----
                                                     (249)       (560)        (71)        411
                                                 === ====    === ====    === ====    === ====



The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                   FLEXIBLY MANAGED
                                                         FUND              GROWTH STOCK FUND
                                                 --------------------    --------------------
                                                   YEAR        YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED       ENDED
                                                 12/31/06    12/31/05    12/31/06    12/31/05
                                                 --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............    $ 25,775    $ 15,474    $    463    $    150
  Net realized gain (loss) on investment
     transactions............................     165,638     101,718       5,446       3,732
  Net realized foreign exchange gain (loss)..         (26)         (4)        (36)        (51)
  Net change in unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........     (18,295)    (40,527)      9,171       2,245
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............     173,092      76,661      15,044       6,076
                                                 --- ----    --- ----    --- ----    --- ----
DISTRIBUTIONS FROM:
  Net investment income......................     (20,747)    (15,577)       (300)       (115)
  Net short-term gains.......................      (1,908)     (6,065)         --          --
                                                  (177,6-
  Net long-term gains........................          75)    (71,601)         --          --
                                                 --- ----    --- ----    --- ----    --- ----
                                                  (200,3-
       TOTAL DISTRIBUTIONS...................          30)    (93,243)       (300)       (115)
                                                 --- ----    --- ----    --- ----    --- ----
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................     145,778     148,535      22,183      17,395
  Shares issued in lieu of cash
     distributions...........................     200,330      93,243         300         115
  Shares redeemed............................     (68,090)    (74,479)    (12,051)    (11,518)
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......     278,018     167,299      10,432       5,992
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL INCREASE (DECREASE).............     250,780     150,717      25,176      11,953
NET ASSETS
                                                  1,080,-
  Beginning of Period........................         197     929,480     107,195      95,242
                                                 --- ----    --- ----    --- ----    --- ----
                                                 $1,330,-    $1,080,-
  End of Period..............................         977         197    $132,371    $107,195
                                                 === ====    === ====    === ====    === ====
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $  5,084    $     84    $    148    $     21
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................       5,422       5,653       1,655       1,409
  Shares issued in lieu of cash
     distributions...........................       7,898       3,596          20           9
  Shares redeemed............................      (2,547)     (2,840)       (889)       (943)
                                                 --- ----    --- ----    --- ----    --- ----
                                                   10,773       6,409         786         475
                                                 === ====    === ====    === ====    === ====

                                                                           LARGE CAP GROWTH
                                                 LARGE CAP VALUE FUND            FUND
                                                 --------------------    --------------------
                                                   YEAR        YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED       ENDED
                                                 12/31/06    12/31/05    12/31/06    12/31/05
                                                 --------    --------    --------    --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............    $  3,071    $  2,477    $    101    $     48
  Net realized gain (loss) on investment
     transactions............................      13,472      13,398         392         235
  Net change in unrealized appreciation
     (depreciation) of investments and
     contracts and foreign currency..........      21,099      (9,686)        506         106
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............      37,642       6,189         999         389
                                                 --- ----    --- ----    --- ----    --- ----
DISTRIBUTIONS FROM:
  Net investment income......................      (2,403)     (2,461)        (70)        (43)
  Net short-term gains.......................        (882)     (6,027)        (25)       (117)
  Net long-term gains........................     (10,005)     (8,163)       (274)        (88)
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL DISTRIBUTIONS...................     (13,290)    (16,651)       (369)       (248)
                                                 --- ----    --- ----    --- ----    --- ----
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................      11,420      11,586       6,823       6,389
  Shares issued in lieu of cash
     distributions...........................      13,290      16,651         369         248
  Shares redeemed............................     (30,112)    (26,937)     (5,087)     (3,603)
                                                 --- ----    --- ----    --- ----    --- ----
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......      (5,402)      1,300       2,105       3,034
                                                 --- ----    --- ----    --- ----    --- ----
       TOTAL INCREASE (DECREASE).............      18,950      (9,162)      2,735       3,175
NET ASSETS
  Beginning of Period........................     215,319     224,481      27,247      24,072
                                                 --- ----    --- ----    --- ----    --- ----
  End of Period..............................    $234,269    $215,319    $ 29,982    $ 27,247
                                                 === ====    === ====    === ====    === ====
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    691    $     22    $     40    $      8
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................         597         642         629         611
  Shares issued in lieu of cash
     distributions...........................         679         935          33          22
  Shares redeemed............................      (1,584)     (1,483)       (473)       (344)
                                                 --- ----    --- ----    --- ----    --- ----
                                                     (308)         94         189         289
                                                 === ====    === ====    === ====    === ====



The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                    INDEX 500 FUND        MID CAP GROWTH FUND
                                                 --------------------    --------------------
                                                   YEAR        YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED       ENDED
                                                 12/31/06    12/31/05    12/31/06    12/31/05
                                                 --------    --------    --------    --------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............    $  3,800    $  3,625    $    (81)    $  (310)
  Net realized gain (loss) on investment
     transactions............................      (3,527)     (7,149)      7,823       8,280
  Net change in unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........      33,685      13,294      (2,600)        861
                                                 --- ----    --- ----    --- ----     -------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............      33,958       9,770       5,142       8,831
                                                 --- ----    --- ----    --- ----     -------
DISTRIBUTIONS FROM:
  Net investment income......................      (3,021)     (3,629)         --          --
  Net short-term gains.......................          --          --          --          --
  Net long-term gains........................          --          --          --          --

                                                 --- ----    --- ----    --- ----     -------
       TOTAL DISTRIBUTIONS...................      (3,021)     (3,629)         --          --
                                                 --- ----    --- ----    --- ----     -------
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................      20,110      21,268      13,755      11,389
  Shares issued in lieu of cash
     distributions...........................       3,021       3,629          --          --
  Shares redeemed............................     (38,016)    (54,553)    (14,657)     (9,839)
                                                 --- ----    --- ----    --- ----     -------
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......     (14,885)    (29,656)       (902)      1,550
                                                 --- ----    --- ----    --- ----     -------
       TOTAL INCREASE (DECREASE).............      16,052     (23,515)      4,240      10,381
NET ASSETS
  Beginning of Period........................     234,122     257,637      81,174      70,793
                                                 --- ----    --- ----    --- ----     -------
  End of Period..............................    $250,174    $234,122    $ 85,414     $81,174
                                                 === ====    === ====    === ====     =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    814    $     35    $     --     $    --
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................       2,210       2,557       1,636       1,550
  Shares issued in lieu of cash
     distributions...........................         308         416          --          --
  Shares redeemed............................      (4,230)     (6,588)     (1,782)     (1,355)
                                                 --- ----    --- ----    --- ----     -------
                                                   (1,712)     (3,615)       (146)        195
                                                 === ====    === ====    === ====     =======






                                                  MID CAP VALUE FUND     STRATEGIC VALUE FUND
                                                 --------------------    --------------------
                                                   YEAR        YEAR        YEAR        YEAR
                                                   ENDED       ENDED       ENDED       ENDED
                                                 12/31/06    12/31/05    12/31/06    12/31/05
                                                 --------    --------    --------    --------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............    $    985    $    687    $    242     $   218
  Net realized gain (loss) on investment
     transactions............................       8,489      15,677       3,610       3,188
  Net change in unrealized appreciation
     (depreciation) of investments and
     contracts and foreign currency..........       3,265      (4,344)        922        (251)
                                                 --- ----    --- ----    --- ----     -------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............      12,739      12,020       4,774       3,155
                                                 --- ----    --- ----    --- ----     -------
DISTRIBUTIONS FROM:
  Net investment income......................        (768)       (676)       (191)       (201)
  Net short-term gains.......................      (1,713)     (2,472)       (223)       (238)
  Net long-term gains........................      (5,051)    (15,410)     (4,086)     (2,215)
                                                 --- ----    --- ----    --- ----     -------
       TOTAL DISTRIBUTIONS...................      (7,532)    (18,558)     (4,500)     (2,654)
                                                 --- ----    --- ----    --- ----     -------
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................      16,930      15,064       7,450      15,628
  Shares issued in lieu of cash
     distributions...........................       7,532      18,558       4,500       2,654
  Shares redeemed............................     (16,608)    (13,231)    (13,704)     (4,172)
                                                 --- ----    --- ----    --- ----     -------
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......       7,854      20,391      (1,754)     14,110
                                                 --- ----    --- ----    --- ----     -------
       TOTAL INCREASE (DECREASE).............      13,061      13,853      (1,480)     14,611
NET ASSETS
  Beginning of Period........................     112,301      98,448      45,096      30,485
                                                 --- ----    --- ----    --- ----     -------
  End of Period..............................    $125,362    $112,301    $ 43,616     $45,096
                                                 === ====    === ====    === ====     =======
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    228    $     11    $     68     $    17
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................       1,252       1,076         553       1,184
  Shares issued in lieu of cash
     distributions...........................         558       1,382         343         198
  Shares redeemed............................      (1,247)       (945)     (1,028)       (314)
                                                 --- ----    --- ----    --- ----     -------
                                                      563       1,513        (132)      1,068
                                                 === ====    === ====    === ====     =======



The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                                                         SMALL CAP VALUE
                                                                 SMALL CAP GROWTH FUND                         FUND
                                                       ----------------------------------------          ---------------
                                                             YEAR                     YEAR                     YEAR
                                                            ENDED                    ENDED                    ENDED
                                                           12/31/06                 12/31/05                 12/31/06
                                                       ---------------          ---------------          ---------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............              $   (310)                $   (713)                $    477
  Net realized gain (loss) on investment
     transactions............................                 4,036                   13,506                   17,237
  Net change in unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........                (5,244)                  (6,443)                   9,404
                                                           --------                 --------                 --------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............                (1,518)                   6,350                   27,118
                                                           --------                 --------                 --------
DISTRIBUTIONS FROM:
  Net investment income......................                    --                       --                     (478)
  Net short-term gains.......................                    --                       --                   (3,175)
  Net long-term gains........................                    --                       --                  (10,726)
                                                           --------                 --------                 --------
       TOTAL DISTRIBUTIONS...................                   --                       --                   (14,379)
                                                           --------                 --------                 --------
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................                16,537                    9,466                   17,144
  Shares issued in lieu of cash
     distributions...........................                    --                       --                   14,379
  Shares redeemed............................               (19,668)                 (18,366)                 (18,725)
                                                           --------                 --------                 --------
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......                (3,131)                  (8,900)                  12,798
                                                           --------                 --------                 --------
       TOTAL INCREASE (DECREASE).............                (4,649)                  (2,550)                  25,537
NET ASSETS
  Beginning of Period........................               111,029                  113,579                  156,605
                                                           --------                 --------                 --------
  End of Period..............................              $106,380                 $111,029                 $182,142
                                                           ========                 ========                 ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...              $     --                 $     --                 $     --
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................                   793                      498                      967
  Shares issued in lieu of cash
     distributions...........................                    --                       --                      820
  Shares redeemed............................                  (956)                    (972)                  (1,063)
                                                           --------                 --------                 --------
                                                               (163)                    (474)                     724
                                                           ========                 ========                 ========


                                                       SMALL CAP VALUE
                                                             FUND
                                                       ---------------
                                                             YEAR
                                                            ENDED
                                                           12/31/05
                                                       ---------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...............              $    626
  Net realized gain (loss) on investment
     transactions............................                11,193
  Net change in unrealized appreciation
     (depreciation) of investments, futures
     contracts and foreign currency..........                (6,843)
                                                           --------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS.............                 4,976
                                                           --------
DISTRIBUTIONS FROM:
  Net investment income......................                  (625)
  Net short-term gains.......................                (8,301)
  Net long-term gains........................                (1,909)
                                                           --------
       TOTAL DISTRIBUTIONS...................               (10,835)
                                                           --------
CAPITAL SHARE TRANSACTIONS (1):
  Shares issued..............................                15,594
  Shares issued in lieu of cash
     distributions...........................                10,835
  Shares redeemed............................               (29,679)
                                                           --------
     NET INCREASE (DECREASE) IN NET ASSETS
       FROM CAPITAL SHARE TRANSACTIONS.......                (3,250)
                                                           --------
       TOTAL INCREASE (DECREASE).............                (9,109)
NET ASSETS
  Beginning of Period........................               165,714
                                                           --------
  End of Period..............................              $156,605
                                                           ========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...              $     --
(1) SHARES ISSUED AND REDEEMED:
  Shares issued..............................                   948
  Shares issued in lieu of cash
     distributions...........................                   653
  Shares redeemed............................                (1,810)
                                                           --------
                                                               (209)
                                                           ========






The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

MONEY MARKET FUND
For a share outstanding throughout each period


                                                               YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                                2006        2005        2004        2003        2002
                                              -------     -------     -------     -------     --------


Net asset value, beginning of period.....     $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                              -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.05        0.03        0.01        0.01         0.02
                                              -------     -------     -------     -------     --------
  Total from investment operations.......        0.05        0.03        0.01        0.01         0.02
                                              -------     -------     -------     -------     --------
LESS DISTRIBUTIONS:
Net investment income....................       (0.05)      (0.03)      (0.01)      (0.01)       (0.02)
                                              -------     -------     -------     -------     --------
Net asset value, end of period...........     $  1.00     $  1.00     $  1.00     $  1.00     $   1.00
                                              =======     =======     =======     =======     ========
  Total return(1)........................       4.66%       2.81%       0.96%       0.86%        1.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................     $76,350     $72,885     $81,743     $99,949     $149,429
                                              =======     =======     =======     =======     ========
Ratio of total expenses to average net
  assets.................................       0.50%       0.50%       0.53%       0.50%        0.47%
                                              =======     =======     =======     =======     ========
Ratio of net investment income (loss) to
  average net assets.....................       4.57%       2.74%       0.92%       0.89%        1.62%
                                              =======     =======     =======     =======     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

--------------------------------------------------------------------------------

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period


                                                              YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------------
                                                2006        2005        2004        2003        2002
                                              -------     -------     -------     -------     -------


Net asset value, beginning of period.....     $ 10.25     $ 10.45     $ 10.57     $ 10.70     $ 10.35
                                              -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.45        0.37        0.37        0.43        0.24
Net realized and unrealized gain (loss)
  on investment transactions.............        0.01       (0.15)      (0.12)      (0.12)       0.41
                                              -------     -------     -------     -------     -------
  Total from investment operations.......        0.46        0.22        0.25        0.31        0.65
                                              -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Net investment income....................       (0.43)      (0.42)      (0.37)      (0.43)      (0.24)
Net realized gains.......................          --          --          --       (0.01)      (0.06)
                                              -------     -------     -------     -------     -------
  Total distributions....................       (0.43)      (0.42)      (0.37)      (0.44)      (0.30)
                                              -------     -------     -------     -------     -------
Net asset value, end of period...........     $ 10.28     $ 10.25     $ 10.45     $ 10.57     $ 10.70
                                              =======     =======     =======     =======     =======
  Total return(1)........................       4.49%       2.14%       2.32%       2.90%       6.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................     $42,867     $60,979     $46,219     $43,545     $42,941
                                              =======     =======     =======     =======     =======
Ratio of total expenses to average net
  assets.................................       0.62%       0.61%       0.62%       0.60%       0.63%
                                              =======     =======     =======     =======     =======
Ratio of net investment income (loss) to
  average net assets.....................       3.91%       3.42%       3.52%       3.62%       3.16%
                                              =======     =======     =======     =======     =======
Portfolio turnover rate..................         78%        300%         35%         27%        224%
                                              =======     =======     =======     =======     =======




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

QUALITY BOND FUND
For a share outstanding throughout each period


                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           --------     --------     --------     --------     --------


Net asset value, beginning of period..     $  10.18     $  10.54     $  10.51     $  10.50     $  10.39
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........         0.46         0.40         0.45         0.48         0.42
Net realized and unrealized gain on
  investment transactions.............         0.08        (0.14)        0.03         0.16         0.13
                                           --------     --------     --------     --------     --------
  Total from investment operations....         0.54         0.26         0.48         0.64         0.55
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income.................        (0.41)       (0.45)       (0.45)       (0.48)       (0.42)
Net realized gains....................           --        (0.17)          --(a)     (0.15)       (0.02)
                                           --------     --------     --------     --------     --------
  Total distributions.................        (0.41)       (0.62)       (0.45)       (0.63)       (0.44)
                                           --------     --------     --------     --------     --------
Net asset value, end of period........     $  10.31     $  10.18     $  10.54     $  10.51     $  10.50
                                           ========     ========     ========     ========     ========
  Total return(1).....................        5.25%        2.50%        4.59%        6.18%        5.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $160,670     $161,265     $172,734     $172,099     $156,206
                                           ========     ========     ========     ========     ========
Ratio of total expenses to average net
  assets..............................        0.61%        0.62%        0.62%        0.62%        0.62%
                                           ========     ========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets...............        4.43%        3.72%        4.07%        4.36%        4.19%
                                           ========     ========     ========     ========     ========
Portfolio turnover rate...............         139%         614%         230%         215%         499%
                                           ========     ========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
(a) Distributions were less than one penny per share.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
For a share outstanding throughout each period


                                                              YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------------
                                                2006        2005        2004        2003        2002
                                              -------     -------     -------     -------     -------


Net asset value, beginning of period.....     $  7.59     $  7.91     $  7.70     $  6.78     $  7.25
                                              -------     -------     -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.55        0.57        0.61        0.64        0.70
Net realized and unrealized gain (loss)
  on investment transactions.............        0.20       (0.33)       0.21        0.92       (0.46)
                                              -------     -------     -------     -------     -------
  Total from investment operations.......        0.75        0.24        0.82        1.56        0.24
                                              -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Net investment income....................       (0.46)      (0.56)      (0.61)      (0.64)      (0.71)
                                              -------     -------     -------     -------     -------
Net asset value, end of period...........     $  7.88     $  7.59     $  7.91     $  7.70     $  6.78
                                              =======     =======     =======     =======     =======
  Total return(1)........................       9.97%       3.11%      10.71%      23.13%       3.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................     $88,203     $85,520     $85,957     $82,316     $63,212
                                              =======     =======     =======     =======     =======
Ratio of total expenses to average net
  assets.................................       0.85%       0.86%       0.86%       0.86%       0.83%
                                              =======     =======     =======     =======     =======
Ratio of net investment income (loss) to
  average net assets.....................       6.91%       7.01%       7.35%       8.55%       9.29%
                                              =======     =======     =======     =======     =======
Portfolio turnover rate..................         65%         64%         68%         88%         80%
                                              =======     =======     =======     =======     =======




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

FLEXIBLY MANAGED FUND
For a share outstanding throughout the period


                                                               YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                             2006           2005          2004         2003         2002
                                          ----------     ----------     --------     --------     --------


Net asset value, beginning of
  period.............................     $    25.59     $    25.96     $  23.64     $  18.75     $  20.03
                                          ----------     ----------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).........           0.54           0.40         0.47         0.42         0.56
Net realized and unrealized gain
  (loss) on investment transactions..           3.33           1.65         3.83         5.17        (0.39)
                                          ----------     ----------     --------     --------     --------
  Total from investment operations...           3.87           2.05         4.30         5.59         0.17
                                          ----------     ----------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income................          (0.44)         (0.40)       (0.47)       (0.42)       (0.56)
Net realized gains...................          (3.90)         (2.02)       (1.51)       (0.28)       (0.89)
                                          ----------     ----------     --------     --------     --------
  Total distributions................          (4.34)         (2.42)       (1.98)       (0.70)       (1.45)
                                          ----------     ----------     --------     --------     --------
Net asset value, end of period.......     $    25.12     $    25.59     $  25.96     $  23.64     $  18.75
                                          ==========     ==========     ========     ========     ========
  Total return(1)....................         15.37%          7.84%       18.58%       29.92%        0.87%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).........................     $1,330,977     $1,080,197     $929,480     $705,627     $526,569
                                          ==========     ==========     ========     ========     ========
Ratio of net expenses to average net
  assets.............................          0.83%          0.84%        0.85%        0.86%        0.85%
                                          ==========     ==========     ========     ========     ========
Ratio of total expenses to average
  net assets.........................          0.84%          0.84%        0.85%        0.86%        0.85%
                                          ==========     ==========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets..............          2.16%          1.56%        2.02%        2.11%        2.71%(a)
                                          ==========     ==========     ========     ========     ========
Portfolio turnover rate..............            57%            30%          22%          25%          31%
                                          ==========     ==========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
(a) For the year ended December 31, 2002, the presented total return and ratio of net investment income to average net assets are inclusive of payments made by affiliates on investment transactions. Before consideration of such payments, the total return would have been 0.77% and the ratio of net investment income to average net assets would have been 2.62%.

--------------------------------------------------------------------------------

GROWTH STOCK FUND
For a share outstanding throughout the period


                                                              YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------
                                              2006         2005         2004        2003        2002
                                            --------     --------     -------     -------     --------


Net asset value, beginning of period...     $  13.02     $  12.28     $ 11.02     $  9.81     $  15.07
                                            --------     --------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........         0.05         0.02        0.05          --        (0.03)
Net realized and unrealized gain (loss)
  on investment transactions...........         1.64         0.73        1.26        1.21        (5.23)
                                            --------     --------     -------     -------     --------
  Total from investment operations.....         1.69         0.75        1.31        1.21        (5.26)
                                            --------     --------     -------     -------     --------
LESS DISTRIBUTIONS:
Net investment income..................        (0.03)       (0.01)         --          --           --
Net realized gains.....................           --           --       (0.05)         --           --
                                            --------     --------     -------     -------     --------
  Total distributions..................        (0.03)       (0.01)      (0.05)         --           --
                                            --------     --------     -------     -------     --------
Net asset value, end of period.........     $  14.68     $  13.02     $ 12.28     $ 11.02     $   9.81
                                            ========     ========     =======     =======     ========
  Total return(1)......................       13.01%        6.14%      11.90%      12.36%      (34.90%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)...........................     $132,371     $107,195     $95,242     $97,751     $102,418
                                            ========     ========     =======     =======     ========
Ratio of net expenses to average net
  assets...............................        0.96%        0.98%       0.97%       0.97%        0.92%
                                            ========     ========     =======     =======     ========
Ratio of total expenses to average net
  assets...............................        0.97%        0.98%       0.97%       0.97%        0.93%
                                            ========     ========     =======     =======     ========
Ratio of net investment income (loss)
  to average net assets................        0.40%        0.15%       0.47%       0.02%       (0.21%)
                                            ========     ========     =======     =======     ========
Portfolio turnover rate................          43%          44%        185%        578%         774%
                                            ========     ========     =======     =======     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

LARGE CAP VALUE FUND
For a share outstanding throughout the period


                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           --------     --------     --------     --------     --------


Net asset value, beginning of period..     $  17.56     $  18.45     $  17.59     $  13.97     $  16.97
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........         0.27         0.23         0.26         0.25         0.25
Net realized and unrealized gain
  (loss) on investment transactions...         2.93         0.33         1.98         3.62        (2.80)
                                           --------     --------     --------     --------     --------
  Total from investment operations....         3.20         0.56         2.24         3.87        (2.55)
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income.................        (0.21)       (0.21)       (0.26)       (0.25)       (0.24)
Net realized gains....................        (0.95)       (1.24)       (1.12)          --        (0.21)
                                           --------     --------     --------     --------     --------
  Total distributions.................        (1.16)       (1.45)       (1.38)       (0.25)       (0.45)
                                           --------     --------     --------     --------     --------
Net asset value, end of period........     $  19.60     $  17.56     $  18.45     $  17.59     $  13.97
                                           ========     ========     ========     ========     ========
  Total return(1).....................       18.27%        3.00%       12.85%       27.76%      (14.96%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $234,269     $215,319     $224,481     $227,906     $188,246
                                           ========     ========     ========     ========     ========
Ratio of net expenses to average net
  assets..............................        0.87%        0.88%        0.89%        0.90%        0.88%
                                           ========     ========     ========     ========     ========
Ratio of total expenses to average net
  assets..............................        0.88%        0.88%        0.89%        0.90%        0.88%
                                           ========     ========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets...............        1.37%        1.15%        1.38%        1.62%        1.51%
                                           ========     ========     ========     ========     ========
Portfolio turnover rate...............          45%          45%         105%          40%          38%
                                           ========     ========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
For a share outstanding throughout the period


                                                         YEAR OR PERIOD ENDED DECEMBER 31,
                                              -------------------------------------------------------
                                                2006        2005        2004        2003       2002**
                                              -------     -------     -------     -------     -------


Net asset value, beginning of period.....     $ 10.79     $ 10.76     $ 10.53     $  8.41     $ 10.00
                                              -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............        0.04        0.02        0.06        0.03        0.03
Net realized and unrealized gain (loss)
  on investment transactions.............        0.36        0.11        0.85        2.12       (1.59)
                                              -------     -------     -------     -------     -------
  Total from investment operations.......        0.40        0.13        0.91        2.15       (1.56)
                                              -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Net investment income....................       (0.03)      (0.02)      (0.06)      (0.03)      (0.03)
Net realized gains.......................       (0.11)      (0.08)      (0.62)         --          --
                                              -------     -------     -------     -------     -------
  Total distributions....................       (0.14)      (0.10)      (0.68)      (0.03)      (0.03)
                                              -------     -------     -------     -------     -------
Net asset value, end of period...........     $ 11.05     $ 10.79     $ 10.76     $ 10.53     $  8.41
                                              =======     =======     =======     =======     =======
  Total return(1)........................       3.70%       1.20%       8.66%      25.61%      15.60%#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).............................     $29,982     $27,247     $24,072     $16,099     $ 5,090
                                              =======     =======     =======     =======     =======
Ratio of net expenses to average net
  assets.................................       0.86%       0.89%       0.96%       1.00%       0.98%*
                                              =======     =======     =======     =======     =======
Ratio of total expenses to average net
  assets.................................       0.88%       0.89%       0.96%       1.27%       2.11%*
                                              =======     =======     =======     =======     =======
Ratio of net investment income (loss) to
  average net assets.....................       0.35%       0.19%       0.59%       0.51%       0.70%*
                                              =======     =======     =======     =======     =======
Portfolio turnover rate..................         38%         21%        114%         28%         35%
                                              =======     =======     =======     =======     =======




----------------------

(*)  Annualized.
(#)  Non-annualized.
(**) For the period from May 1, 2002 (commencement of operations) through
     December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

INDEX 500 FUND
For a share outstanding throughout the period


                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           --------     --------     --------     --------     --------


Net asset value, beginning of period..     $   8.58     $   8.34     $   7.67     $   6.05     $   7.90
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........         0.15         0.14         0.13         0.10         0.09
Net realized and unrealized gain
  (loss) on investment transactions...         1.17         0.24         0.67         1.62        (1.85)
                                           --------     --------     --------     --------     --------
  Total from investment operations....         1.32         0.38         0.80         1.72        (1.76)
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income.................        (0.12)       (0.14)       (0.13)       (0.10)       (0.09)
Net realized gains....................           --           --           --           --           --
                                           --------     --------     --------     --------     --------
  Total distributions.................        (0.12)       (0.14)       (0.13)       (0.10)       (0.09)
                                           --------     --------     --------     --------     --------
Net asset value, end of period........     $   9.78     $   8.58     $   8.34     $   7.67     $   6.05
                                           ========     ========     ========     ========     ========
  Total return(1).....................       15.37%        4.48%       10.47%       28.41%      (22.28%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $250,174     $234,122     $257,637     $234,020     $174,429
                                           ========     ========     ========     ========     ========
Ratio of net expenses to average net
  assets..............................        0.35%        0.35%        0.29%        0.25%        0.25%
                                           ========     ========     ========     ========     ========
Ratio of total expenses to average net
  assets..............................        0.37%        0.37%        0.37%        0.38%        0.36%
                                           ========     ========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets...............        1.61%        1.52%        1.70%        1.47%        1.35%
                                           ========     ========     ========     ========     ========
Portfolio turnover rate...............           6%           5%           1%           1%           3%
                                           ========     ========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND
For a share outstanding throughout the period


                                                             YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              2006        2005        2004        2003        2002
                                            -------     -------     -------     -------     --------


Net asset value, beginning of period...     $  7.93     $  7.05     $  6.33     $  4.24     $   6.29
                                            -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........       (0.01)      (0.03)      (0.04)      (0.03)       (0.03)
Net realized and unrealized gain (loss)
  on investment transactions...........        0.55        0.91        0.76        2.12        (2.02)
                                            -------     -------     -------     -------     --------
  Total from investment operations.....        0.54        0.88        0.72        2.09        (2.05)
                                            -------     -------     -------     -------     --------
LESS DISTRIBUTIONS:
Net investment income..................          --          --          --          --           --
Net realized gains.....................          --          --          --          --           --
                                            -------     -------     -------     -------     --------
Net asset value, end of period.........     $  8.47     $  7.93     $  7.05     $  6.33     $   4.24
                                            =======     =======     =======     =======     ========
  Total return(1)......................       6.81%      12.48%      11.37%      49.29%      (32.59%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)...........................     $85,414     $81,174     $70,793     $65,052     $ 34,424
                                            =======     =======     =======     =======     ========
Ratio of net expenses to average net
  assets...............................       0.96%       1.00%       1.00%       1.00%        0.99%
                                            =======     =======     =======     =======     ========
Ratio of total expenses to average net
  assets...............................       1.02%       1.02%       1.03%       1.05%        1.05%
                                            =======     =======     =======     =======     ========
Ratio of net investment income (loss)
  to average net assets................      (0.09%)     (0.43%)     (0.56%)     (0.59%)      (0.57%)
                                            =======     =======     =======     =======     ========
Portfolio turnover rate................        153%        156%        169%        154%         230%
                                            =======     =======     =======     =======     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

MID CAP VALUE FUND
For a share outstanding throughout the period


                                                             YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------
                                              2006         2005         2004        2003        2002
                                            --------     --------     -------     -------     -------


Net asset value, beginning of period...     $  12.97     $  13.77     $ 13.05     $  9.75     $ 10.83
                                            --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........         0.11         0.09        0.05        0.04        0.06
Net realized and unrealized gain (loss)
  on investment transactions...........         1.36         1.63        2.88        3.55       (1.08)
                                            --------     --------     -------     -------     -------
  Total from investment operations.....         1.47         1.72        2.93        3.59       (1.02)
                                            --------     --------     -------     -------     -------
LESS DISTRIBUTIONS:
Net investment income..................        (0.09)       (0.09)      (0.05)      (0.04)      (0.06)
Net realized gains.....................        (0.76)       (2.43)      (2.16)      (0.25)         --
                                            --------     --------     -------     -------     -------
  Total distributions..................        (0.85)       (2.52)      (2.21)      (0.29)      (0.06)
                                            --------     --------     -------     -------     -------
Net asset value, end of period.........     $  13.59     $  12.97     $ 13.77     $ 13.05     $  9.75
                                            ========     ========     =======     =======     =======
  Total return(1)......................       11.41%       12.33%      23.17%      36.84%      (9.42%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)...........................     $125,362     $112,301     $98,448     $81,042     $58,330
                                            ========     ========     =======     =======     =======
Ratio of net expenses to average net
  assets...............................        0.81%        0.85%       0.86%       0.86%       0.85%
                                            ========     ========     =======     =======     =======
Ratio of total expenses to average net
  assets...............................        0.84%        0.85%       0.86%       0.86%       0.85%
                                            ========     ========     =======     =======     =======
Ratio of net investment income (loss)
  to average net assets................        0.82%        0.67%       0.40%       0.39%       0.55%
                                            ========     ========     =======     =======     =======
Portfolio turnover rate................          62%         100%         68%         64%         91%
                                            ========     ========     =======     =======     =======




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

--------------------------------------------------------------------------------

STRATEGIC VALUE FUND
For a share outstanding throughout the period


                                                        YEAR OR PERIOD ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                              2006        2005        2004        2003       2002**
                                            -------     -------     -------     -------     --------


Net asset value, beginning of period...     $ 13.15     $ 12.91     $ 10.57     $  8.54     $  10.00
                                            -------     -------     -------     -------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...........        0.08        0.07        0.05        0.07         0.03
Net realized and unrealized gain (loss)
  on investment transactions...........        1.48        1.00        2.51        2.07        (1.46)
                                            -------     -------     -------     -------     --------
  Total from investment operations.....        1.56        1.07        2.56        2.14        (1.43)
                                            -------     -------     -------     -------     --------
LESS DISTRIBUTIONS:
Net investment income..................       (0.06)      (0.06)      (0.05)      (0.07)       (0.03)
Net realized gains.....................       (1.42)      (0.77)      (0.17)      (0.04)          --
                                            -------     -------     -------     -------     --------
  Total distributions..................       (1.48)      (0.83)      (0.22)      (0.11)       (0.03)
                                            -------     -------     -------     -------     --------
Net asset value, end of period.........     $ 13.23     $ 13.15     $ 12.91     $ 10.57     $   8.54
                                            =======     =======     =======     =======     ========
  Total return(1)......................      12.23%       8.20%      24.25%      25.13%      (14.25%)#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)...........................     $43,616     $45,096     $30,485     $16,025     $  7,417
                                            =======     =======     =======     =======     ========
Ratio of net expenses to average net
  assets...............................       1.06%       1.07%       1.14%       1.25%        1.24%*
                                            =======     =======     =======     =======     ========
Ratio of total expenses to average net
  assets...............................       1.07%       1.07%       1.14%       1.26%        2.24%*
                                            =======     =======     =======     =======     ========
Ratio of net investment income (loss)
  to average net assets................       0.56%       0.58%       0.47%       0.54%        0.82%*
                                            =======     =======     =======     =======     ========
Portfolio turnover rate................         28%         25%         18%         17%          21%
                                            =======     =======     =======     =======     ========




----------------------

(*)  Annualized.
(#)  Non-annualized.
(**) For the period from May 1, 2002 (commencement of operations) through
     December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND
For a share outstanding throughout the period


                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           --------     --------     --------     --------     --------


Net asset value, beginning of period..     $  20.34     $  19.14     $  17.48     $  11.85     $  20.46
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........        (0.06)       (0.13)       (0.16)       (0.13)       (0.14)
Net realized and unrealized gain
  (loss) on investment transactions...        (0.19)        1.33         1.82         5.76        (8.47)
                                           --------     --------     --------     --------     --------
  Total from investment operations....        (0.25)        1.20         1.66         5.63        (8.61)
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income.................           --           --           --           --           --
Net realized gains....................           --           --           --           --           --
Return of capital.....................           --           --           --           --           --
                                           --------     --------     --------     --------     --------
  Total distributions.................           --           --           --           --           --
                                           --------     --------     --------     --------     --------
Net asset value, end of period........     $  20.09     $  20.34     $  19.14     $  17.48     $  11.85
                                           ========     ========     ========     ========     ========
  Total return(1).....................       (1.23%)       6.27%        9.50%       47.51%      (42.08%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $106,380     $111,029     $113,579     $111,360     $ 74,681
                                           ========     ========     ========     ========     ========
Ratio of net expenses to average net
  assets..............................        1.02%        1.02%        1.06%        1.09%        1.05%
                                           ========     ========     ========     ========     ========
Ratio of total expenses to average net
  assets..............................        1.02%        1.02%        1.06%        1.09%        1.06%
                                           ========     ========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets...............       (0.27%)      (0.67%)      (0.87%)      (0.94%)      (0.87%)
                                           ========     ========     ========     ========     ========
Portfolio turnover rate...............         126%         137%         195%         191%         164%
                                           ========     ========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

--------------------------------------------------------------------------------

SMALL CAP VALUE FUND
For a share outstanding throughout the period


                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           --------     --------     --------     --------     --------


Net asset value, beginning of period..     $  16.37     $  16.95     $  18.20     $  11.00     $  14.38
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........         0.05         0.07         0.01        (0.08)       (0.05)
Net realized and unrealized gain
  (loss) on investment transactions...         2.77         0.56         2.55         8.29        (2.37)
                                           --------     --------     --------     --------     --------
  Total from investment operations....         2.82         0.63         2.56         8.21        (2.42)
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income.................        (0.05)       (0.07)       (0.01)          --           --
Net realized gains....................        (1.44)       (1.14)       (3.80)       (1.01)       (0.96)
                                           --------     --------     --------     --------     --------
  Total distributions.................        (1.49)       (1.21)       (3.81)       (1.01)       (0.96)
                                           --------     --------     --------     --------     --------
Net asset value, end of period........     $  17.70     $  16.37     $  16.95     $  18.20     $  11.00
                                           ========     ========     ========     ========     ========
  Total return(1).....................       17.43%        3.67%       14.88%       74.85%      (16.76%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $182,142     $156,605     $165,714     $148,700     $ 77,491
                                           ========     ========     ========     ========     ========
Ratio of net expenses to average net
  assets..............................        1.14%        1.14%        1.15%        1.15%        1.15%
                                           ========     ========     ========     ========     ========
Ratio of total expenses to average net
  assets..............................        1.14%        1.14%        1.17%        1.19%        1.16%
                                           ========     ========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets...............        0.28%        0.40%        0.08%       (0.61%)      (0.38%)
                                           ========     ========     ========     ========     ========
Portfolio turnover rate...............          59%          46%         142%          61%          54%
                                           ========     ========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
For a share outstanding throughout the period


                                                              YEAR ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                             2006         2005         2004         2003         2002
                                           --------     --------     --------     --------     --------


Net asset value, beginning of period..     $  20.91     $  17.98     $  13.91     $  10.53     $  11.71
                                           --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........         0.28         0.15         0.24         0.19         0.15
Net realized and unrealized gain
  (loss) on investments and foreign
  currency related transactions.......         5.98         2.86         3.92         3.27        (1.31)
                                           --------     --------     --------     --------     --------
  Total from investment operations....         6.26         3.01         4.16         3.46        (1.16)
                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Net investment income.................        (0.38)       (0.08)       (0.09)       (0.08)       (0.02)
Net realized gains....................        (2.52)          --           --           --           --
                                           --------     --------     --------     --------     --------
  Total distributions.................        (2.90)       (0.08)       (0.09)       (0.08)       (0.02)
                                           --------     --------     --------     --------     --------
Net asset value, end of period........     $  24.27     $  20.91     $  17.98     $  13.91     $  10.53
                                           ========     ========     ========     ========     ========
  Total returns(1)....................       30.34%       16.77%       30.01%       32.85%       (9.94%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..........................     $294,499     $200,947     $165,509     $133,603     $104,645
                                           ========     ========     ========     ========     ========
Ratio of net expenses to average net
  assets..............................        1.19%        1.21%        1.22%        1.19%        1.23%
                                           ========     ========     ========     ========     ========
Ratio of total expenses to average net
  assets..............................        1.20%        1.21%        1.22%        1.19%        1.23%
                                           ========     ========     ========     ========     ========
Ratio of net investment income (loss)
  to average net assets...............        1.10%        1.47%        1.61%        1.63%        1.35%
                                           ========     ========     ========     ========     ========
Portfolio turnover rate...............          52%          40%          40%          59%         106%
                                           ========     ========     ========     ========     ========




----------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

--------------------------------------------------------------------------------

REIT FUND
For a share outstanding throughout the period


                                                        YEAR OR PERIOD ENDED DECEMBER 31,
                                             -------------------------------------------------------
                                               2006        2005        2004        2003       2002**
                                             -------     -------     -------     -------     -------


Net asset value, beginning of period....     $ 14.92     $ 14.33     $ 11.53     $  9.00     $ 10.00
                                             -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............        0.24        0.20        0.37        0.36        0.25
Net realized and unrealized gain (loss)
  on investment transactions............        4.57        1.66        3.69        2.83       (1.01)
                                             -------     -------     -------     -------     -------
  Total from investment operations......        4.81        1.86        4.06        3.19       (0.76)
                                             -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Net investment income...................       (0.19)      (0.30)      (0.41)      (0.37)      (0.24)
Net realized gains......................       (1.44)      (0.97)      (0.85)      (0.29)         --
                                             -------     -------     -------     -------     -------
  Total distributions...................       (1.63)      (1.27)      (1.26)      (0.66)      (0.24)
                                             -------     -------     -------     -------     -------
Net asset value, end of period..........     $ 18.10     $ 14.92     $ 14.33     $ 11.53     $  9.00
                                             =======     =======     =======     =======     =======
  Total return(1).......................      32.41%      12.97%      35.53%      35.49%      (7.55%)#
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)............................     $71,790     $43,122     $31,247     $16,881     $ 5,507
                                             =======     =======     =======     =======     =======
Ratio of net expenses to average net
  assets................................       1.00%       1.02%       1.10%       1.25%       1.22%*
                                             =======     =======     =======     =======     =======
Ratio of total expenses to average net
  assets................................       1.00%       1.02%       1.10%       1.34%       2.25%*
                                             =======     =======     =======     =======     =======
Ratio of net investment income to
  average net assets....................       1.56%       1.41%       3.06%       4.87%       5.31%*
                                             =======     =======     =======     =======     =======
Portfolio turnover rate.................         53%         54%         80%         69%         45%
                                             =======     =======     =======     =======     =======




----------------------

(*)  Annualized.
(#)  Non-annualized.
(**) For the period from May 1, 2002 (commencement of operations) through
     December 31, 2002.
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

1 -- ORGANIZATION

     Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

     Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds ("the Funds"). It is authorized under its Articles of Incorporation to issue a separate class of shares in four additional funds that would have their own investment objectives and policies.

2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

     SECURITY VALUATION:

     MONEY MARKET FUND -- Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

     LIMITED MATURITY BOND, QUALITY BOND, HIGH YIELD BOND, FLEXIBLY MANAGED, GROWTH STOCK, LARGE CAP VALUE, LARGE CAP GROWTH, INDEX 500, MID CAP GROWTH, MID CAP VALUE, STRATEGIC VALUE, SMALL CAP GROWTH, SMALL CAP VALUE, INTERNATIONAL EQUITY, AND REIT FUNDS -- Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

     Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund's Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

     The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

     DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Strategic Value, Small Cap Growth, Small Cap Value, International Equity, and REIT Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Upon notification from issuers, some of the dividend income received from a real estate investment trust (REIT) may be redesignated as a reduction of the cost of the related investment and/or realized gain.

     Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

     NEW ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax expense in the current year and recognized as a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar year companies), with early adoption permitted if no interim financial statements have been issued. In December 2006, the SEC issued a letter allowing for an implementation delay for mutual funds until the last NAV calculation in the first required reporting period for fiscal years beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. At this time, management is evaluating the implication of FIN 48 and its impact on the financial statements has not yet been determined. Penn Series will adopt FIN 48 effective July 1, 2007.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (FAS) No. 157, "Fair Value Measurements." FAS 57 is effective for fiscal years beginning after November 15, 2007. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Penn Series financial statements has not been determined.

3 -- INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

INVESTMENT ADVISORY SERVICES

     Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:


FUND                                   SUB-ADVISER
----                                   -----------


High Yield Bond Fund                   T. Rowe Price Associates, Inc.
Flexibly Managed Fund                  T. Rowe Price Associates, Inc.
Growth Stock Fund                      T. Rowe Price Associates, Inc.
Large Cap Value Fund                   Lord, Abbett & Co. LLC
Large Cap Growth Fund                  ABN AMRO Asset Management, Inc.
Index 500 Fund                         Wells Capital Management, Inc.
Mid Cap Growth Fund                    Turner Investment Partners, Inc.
Mid Cap Value Fund                     Neuberger Berman Management, Inc.
Strategic Value Fund                   Lord, Abbett & Co. LLC
Small Cap Growth Fund                  Bjurman, Barry & Associates
Small Cap Value Fund                   Goldman Sachs Asset Management, LP
International Equity Fund              Vontobel Asset Management, Inc.
REIT Fund                              Heitman Real Estate Securities LLC


     Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond
Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund:
0.50%; Flexibly Managed Fund: 0.60%; Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth
Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value
Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Strategic Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; and REIT Fund: 0.70%.

     For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

ADMINISTRATIVE AND CORPORATE SERVICES

     Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

ACCOUNTING SERVICES

     Under an accounting services agreement, PFPC Worldwide Inc. ("PFPC") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, pays PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. The minimum annual fee each Fund must pay is $27,500. International Equity Fund pays PFPC 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

     Prior to October 24, 2006, each of the Funds, except International Equity Fund, paid PFPC, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.075% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. International Equity Fund paid PFPC 0.085% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

TRANSFER AGENT SERVICES

     Under a transfer agency agreement, PFPC serves as transfer agent for Penn Series.

CUSTODIAL SERVICES

     Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of pocket expenses, each of the Funds pays PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

EXPENSES AND LIMITATIONS THEREON

     Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the funds are as follows:



FUND                         EXPENSE LIMITATION
----                         ------------------


Money Market                        0.80%
Limited Maturity Bond               0.90%
Quality Bond                        0.90%
High Yield Bond                     0.90%
Flexibly Managed                    1.00%
Growth Stock                        1.00%
Large Cap Growth                    1.00%
Strategic Value                     1.25%
Large Cap Value                     1.00%
Index 500                           0.40%
Mid Cap Growth                      1.00%
Mid Cap Value                       1.00%
Small Cap Growth                    1.15%
Small Cap Value                     1.15%
International Equity                1.50%
REIT                                1.25%


     If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

     Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. As of December 31, 2006, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:


                                                      THROUGH     VARIOUS MONTHS ENDING
                                                   MAY 31, 2007     DECEMBER 31, 2009
                                                   ------------   ---------------------



Index 500 Fund                                        $1,810             $37,639
Mid Cap Growth Fund                                    3,673              13,819


     All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Strategic Value and REIT Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

     Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

     Total fees of $82,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2006. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 -- RELATED PARTY TRANSACTIONS

     Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2006 are as follows (amounts in thousands):



Money Market Fund                     $   635
Quality Bond Fund                       3,166
High Yield Bond Fund                    1,663
Flexibly Managed Fund                  37,473
Growth Stock Fund                      25,505
Large Cap Value Fund                    6,381
Index 500 Fund                         18,031
Mid Cap Growth Fund                     5,071
Strategic Value Fund                    5,399
Small Cap Growth Fund                   5,923
Small Cap Value Fund                    7,748
International Equity Fund              33,613
REIT Fund                               4,732


     Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2006 were as follows:



Flexibly Managed Fund                 $ 8,289
Growth Stock Fund                          32
Large Cap Value Fund                       24
Index 500 Fund                              6
Mid Cap Value Fund                     17,291
Small Cap Value Fund                    1,296

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

5 -- PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2006, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):


                                               U.S. GOVERNMENT       OTHER INVESTMENT
                                                 SECURITIES             SECURITIES
                                            --------------------   --------------------
                                            PURCHASES     SALES    PURCHASES     SALES
                                            ---------   --------   ---------   --------


Limited Maturity Bond                        $ 16,005   $ 32,413    $ 15,033   $ 20,334
Quality Bond Fund                             111,808    105,905     104,025     89,176
High Yield Bond Fund                               --         --      54,685     55,513
Flexibly Managed Fund                              --         --     585,564    641,232
Growth Stock Fund                                  --         --      61,927     49,823
Large Cap Value Fund                               --         --      98,801    113,470
Large Cap Growth Fund                              --         --      12,512     10,423
Index 500 Fund                                     --         --      13,716     26,024
Mid Cap Growth Fund                                --         --     129,443    129,418
Mid Cap Value Fund                                 --         --      74,965     72,226
Strategic Value Fund                               --         --      11,813     17,856
Small Cap Growth Fund                              --         --     142,317    147,789
Small Cap Value Fund                               --         --      97,360     97,860
International Equity Fund                          --         --     138,555    125,407
REIT Fund                                          --         --      44,331     29,644


6 -- FEES PAID INDIRECTLY

     Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2006 were as follows (amounts in thousands):



Flexibly Managed Fund                   $59
Growth Stock Fund                         4
Large Cap Value Fund                     16
Large Cap Growth Fund                     6
Mid Cap Growth Fund                      32
Mid Cap Value Fund                       45
Strategic Value Fund                      4
International Equity Fund                41


7 -- FEDERAL INCOME TAXES

     The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

RECLASSIFICATION OF CAPITAL ACCOUNTS:

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2006, primarily attributable to the disallowance of net operating losses, Passive Foreign Investment

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:


                                  INCREASE
                                 (DECREASE)               INCREASE
                                UNDISTRIBUTED            (DECREASE)               INCREASE
                               NET INVESTMENT         ACCUMULATED NET            (DECREASE)
                                   INCOME              REALIZED GAINS         PAID-IN CAPITAL
                               --------------         ---------------         ---------------


Limited Maturity Bond             $ 219,225              $(219,225)                     --
Quality Bond Fund                   423,312               (423,312)                     --
High Yield Bond Fund                  4,358                 (4,358)                     --
Flexibly Managed Fund               (26,196)                26,196                      --
Growth Stock Fund                   (35,678)              (548,256)              $ 583,934
Mid Cap Growth Fund                  80,926                     --                 (80,926)
Small Cap Growth Fund               310,440                     --                (310,440)
Small Cap Value Fund                 39,827                (39,827)                     --
International Equity Fund          (638,677)               638,677                      --


     These reclassifications had no effect on net assets or net asset value per share.

TAX CHARACTER OF DISTRIBUTIONS:

     The tax character of dividends and distributions declared and paid during the years ended December 31, 2006 and 2005 were as follows (amounts in thousands):


                                  NET INVESTMENT INCOME AND     LONG-TERM     RETURN OF
                                   SHORT-TERM CAPITAL GAINS   CAPITAL GAINS    CAPITAL      TOTAL
                                  -------------------------   -------------   ---------   --------


Money Market Fund
     2006                                  $ 3,475                     --         --      $  3,475
     2005                                    2,092                     --         --         2,092
Limited Maturity Bond
     2006                                    1,697                     --         --         1,697
     2005                                    2,306                     --        $ 6         2,312
Quality Bond Fund
     2006                                    6,033                     --         --         6,033
     2005                                    8,594               $    541          8         9,143
High Yield Bond Fund
     2006                                    4,917                     --         --         4,917
     2005                                    5,977                     --         --         5,977
Flexibly Managed Fund
     2006                                   22,655                177,675         --       200,330
     2005                                   21,642                 71,601         --        93,243
Growth Stock Fund
     2006                                      300                     --         --           300
     2005                                      115                     --         --           115
Large Cap Value Fund
     2006                                    3,285                 10,005         --        13,290
     2005                                    8,488                  8,163         --        16,651
Large Cap Growth Fund
     2006                                       95                    274         --           369
     2005                                      160                     88         --           248
Index 500 Fund
     2006                                    3,021                     --         --         3,021
     2005                                    3,629                     --         --         3,629

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                  NET INVESTMENT INCOME AND     LONG-TERM     RETURN OF
                                   SHORT-TERM CAPITAL GAINS   CAPITAL GAINS    CAPITAL      TOTAL
                                  -------------------------   -------------   ---------   --------

Mid Cap Growth Fund
     2006                                       --                     --         --            --
     2005                                       --                     --         --            --
Mid Cap Value Fund
     2006                                  $ 2,481               $  5,051         --      $  7,532
     2005                                    3,148                 15,410         --        18,558
Strategic Value Fund
     2006                                      414                  4,086         --         4,500
     2005                                      439                  2,215         --         2,654
Small Cap Growth Fund
     2006                                       --                     --         --            --
     2005                                       --                     --         --            --
Small Cap Value Fund
     2006                                    3,653                 10,726         --        14,379
     2005                                    8,926                  1,909         --        10,835
International Equity Fund
     2006                                    5,234                 26,521         --        31,755
     2005                                      726                     --         --           726
REIT Fund
     2006                                    1,264                  4,682         --         5,946
     2005                                    1,258                  2,097         --         3,355


     Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

COMPONENTS OF DISTRIBUTABLE EARNINGS:

     As of December 31, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):


                                                                                        TOTAL
                                 UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL       NET DISTRIBUTABLE
                                NET INVESTMENT     LONG-TERM         LOSS             EARNINGS
                                    INCOME       CAPITAL GAINS   CARRYFORWARD   (ACCUMULATED LOSSES)
                                --------------   -------------   ------------   --------------------


Money Market Fund                   $    14              --               --          $      14
Limited Maturity Bond Fund              303              --        $  (1,254)              (951)
Quality Bond Fund                     1,258              --           (2,429)            (1,171)
High Yield Bond Fund                    988              --          (10,018)            (9,030)
Flexibly Managed Fund                10,883         $12,743               --             23,626
Growth Stock Fund                       157              --         (132,621)          (132,464)
Large Cap Value Fund                    908           2,884               --              3,792
Large Cap Growth Fund                    40             119               --                159
Index 500 Fund                          814              --          (18,670)           (17,856)
Mid Cap Growth Fund                      --              --          (11,302)           (11,302)
Mid Cap Value Fund                      577           2,473               --              3,050
Strategic Value Fund                     69             619               --                688
Small Cap Growth Fund                    --              --          (60,821)           (60,821)
Small Cap Value Fund                  1,389           4,739               --              6,128
International Equity Fund             6,267           5,152               --             11,419
REIT Fund                               737             952               --              1,689

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

     The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

CAPITAL LOSS CARRYFORWARDS:

     For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2006, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):


                                               EXPIRES ON DECEMBER 31,
                          -----------------------------------------------------------------
                           2008     2009     2010     2011   2012   2013    2014     TOTAL
                          ------  -------  -------  -------  ----  ------  ------  --------


Limited Maturity Bond         --       --       --  $   178   $16  $  415  $  645  $  1,254
Quality Bond Fund             --       --       --       --    --      --   2,429     2,429
High Yield Bond Fund      $1,435  $ 5,143  $ 3,195      245    --      --      --    10,018
Growth Stock Fund             --   74,818   46,866   10,937    --      --      --   132,621
Index 500 Fund                --      350   11,374       --    --   5,030   1,916    18,670
Mid Cap Growth Fund           --       --   11,302       --    --      --      --    11,302
Small Cap Growth Fund         --   25,204   35,617       --    --      --      --    60,821


     During the year ended December 31, 2006, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:


                                               EXPIRES ON DECEMBER 31,
                              --------------------------------------------------------
                              2008     2009     2010    2011    2012    2013     TOTAL
                              ----    ------    ----    ----    ----    ----    ------


High Yield Bond Fund          $203        --      --     --      --      --     $  203
Growth Stock Fund               --    $5,457      --     --      --      --      5,457
Mid Cap Growth Fund             --     7,055    $817     --      --      --      7,872
Small Cap Growth Fund           --     3,988      --     --      --      --      3,988


POST-OCTOBER LOSSES:

     The following Funds elected to treat post-October losses incurred in the period November 1, 2006 through December 31, 2006 as having occurred on January 1, 2007 (amounts in thousands):


                               CURRENCY   CAPITAL
                               --------   -------


Money Market Fund                  --      $   11
Limited Maturity Bond Fund         --          11
High Yield Bond Fund               --         217
Flexibly Managed Fund            $ 35          --
Growth Stock Fund                   9          --
Index 500 Fund                     --       1,785
International Equity Fund         545          --


TAX COST OF SECURITIES:

     At December 31, 2006, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost,

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2006 were as follows:


                                                                                      NET
                                                                                  UNREALIZED
                                     FEDERAL       UNREALIZED     UNREALIZED     APPRECIATION/
                                    TAX COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                 --------------   ------------   ------------   --------------


Money Market Fund                $   78,231,224             --             --              --
Limited Maturity Bond                47,945,391   $    453,399    $   555,037    $   (101,638)
Quality Bond Fund                   194,374,129      1,081,338        540,323         541,015
High Yield Bond Fund                 84,553,295      3,017,960        982,076       2,035,884
Flexibly Managed Fund             1,384,324,985    189,205,148      7,875,613     181,329,535
Growth Stock Fund                   140,063,793     22,679,173      1,549,883      21,129,290
Large Cap Value Fund                261,519,255     39,848,470      1,488,206      38,360,264
Large Cap Growth Fund                34,862,976      3,318,182        603,199       2,714,983
Index 500 Fund                      277,742,033     61,847,311     38,872,158      22,975,153
Mid Cap Growth Fund                 100,116,777     12,918,308      1,177,837      11,740,471
Mid Cap Value Fund                  146,707,549     19,829,129      3,950,813      15,878,316
Strategic Value Fund                 46,675,556      7,411,079        505,156       6,905,923
Small Cap Growth Fund               100,586,837     17,855,504      2,333,592      15,521,912
Small Cap Value Fund                171,244,425     29,035,811      4,618,062      24,417,749
International Equity Fund           230,127,394     82,047,561      1,229,437      80,818,124
REIT Fund                            77,893,611     15,977,398        280,389      15,697,009


8 -- COMPONENTS OF NET ASSETS

     At December 31, 2006, net assets consisted of the following (amounts in thousands):


                                                MONEY         LIMITED         QUALITY     HIGH YIELD
                                                MARKET     MATURITY BOND       BOND          BOND
                                                 FUND           FUND           FUND          FUND
                                               -------     -------------     --------     ----------


Paid-in capital                                $76,347        $43,931        $161,300      $ 95,413
Undistributed net investment income (loss)          --            303           1,258           988
Accumulated net realized gain (loss) on
  investment transactions and foreign
  exchange                                           3         (1,265)         (2,772)      (10,239)
Net unrealized appreciation (depreciation)
  in value of investments, futures
  contracts and foreign currency related
  items                                             --           (102)            884         2,041
                                               -------        -------        --------      --------
  Total Net Assets                             $76,350        $42,867        $160,670      $ 88,203
                                               =======        =======        ========      ========





                                               FLEXIBLY        GROWTH      LARGE CAP     LARGE CAP
                                                MANAGED        STOCK         VALUE         GROWTH
                                                 FUND           FUND          FUND          FUND
                                              ----------     ---------     ---------     ---------


Paid-in capital                               $1,126,057     $ 243,715      $192,116      $27,108
Undistributed net investment income
  (loss)                                           5,084           148           691           40
Accumulated net realized gain (loss) on
  investment transactions and foreign
  exchange                                        18,214      (132,781)        2,486           93
Net unrealized appreciation
  (depreciation) in value of investments,
  futures contracts and foreign currency
  related items                                  181,622        21,289        38,976        2,741
                                              ----------     ---------      --------      -------
  Total Net Assets                            $1,330,977     $ 132,371      $234,269      $29,982
                                              ==========     =========      ========      =======


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------


                                                   INDEX       MID CAP      MID CAP     STRATEGIC
                                                    500        GROWTH        VALUE        VALUE
                                                   FUND         FUND         FUND          FUND
                                                 --------     --------     --------     ---------


Paid-in capital                                  $246,840     $ 84,975     $106,433      $36,022
Undistributed net investment income (loss)            814           --          228           68
Accumulated net realized gain (loss) on
  investment transactions and foreign
  exchange                                        (22,669)     (11,373)       2,681          477
Net unrealized appreciation (depreciation)
  in value of investments, futures contracts
  and foreign currency related items               25,189       11,812       16,020        7,049
                                                 --------     --------     --------      -------
  Total Net Assets                               $250,174     $ 85,414     $125,362      $43,616
                                                 ========     ========     ========      =======





                                               SMALL CAP     SMALL CAP     INTERNATIONAL
                                                 GROWTH        VALUE           EQUITY          REIT
                                                  FUND          FUND            FUND           FUND
                                               ---------     ---------     -------------     -------


Paid-in capital                                 $151,678      $151,598        $202,804       $54,403
Undistributed net investment income (loss)            --            --          (2,094)          188
Accumulated net realized gain (loss) on
  investment transactions and foreign
  exchange                                       (60,826)        5,649           9,507         1,508
Net unrealized appreciation (depreciation)
  in value of investments, futures
  contracts and foreign currency related
  items                                           15,528        24,895          84,282        15,691
                                                --------      --------        --------       -------
  Total Net Assets                              $106,380      $182,142        $294,499       $71,790
                                                ========      ========        ========       =======



9 -- DERIVATIVE FINANCIAL INSTRUMENTS

     The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

     The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     FUTURES CONTRACTS -- Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500 Fund has entered into futures contracts during the year ended December 31, 2006. Open futures contracts held by the Index 500 Fund at December 31, 2006 were as follows:


                                                                             UNREALIZED
                                                                            APPRECIATION
               FUTURES       EXPIRATION           UNIT          CLOSING    (DEPRECIATION)
  TYPE         CONTRACT         DATE       (AT 250 PER UNIT)     PRICE     (IN THOUSANDS)
--------    -------------    ----------    -----------------    -------    --------------


Buy/Long    S&P 500 Index      3/16/07             9             $1,428          $9


     OPTIONS -- Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

     If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

     The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased
(put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. There were no option contracts open as of December 31, 2006.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

     Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity Fund has entered into forward foreign currency contracts during the year ended December 31, 2006. Open forward foreign currency contracts held by the International Equity Fund at December 31, 2006 were as follows:


                                                                                                      UNREALIZED
                                                    FOREIGN                    U.S.        U.S.        FOREIGN
                                                   CURRENCY                  CONTRACT    CONTRACT      EXCHANGE
                                    SETTLEMENT     CONTRACT      FORWARD      AMOUNT       VALUE     GAIN/(LOSS)
                   CURRENCY            DATE         (000'S)        RATE       (000'S)     (000'S)      (000'S)
              ------------------    ----------    ----------    ---------    --------    --------    -----------


Sell          Australian Dollar       6/21/07     $  $12,650      1.27353     $$9,846     $$9,933       $$(87)
Buy           European Currency       2/28/07          6,710      0.75538       8,597       8,883         286
Sell          European Currency       2/28/07          6,710      0.75538       8,645       8,883        (238)
Buy           Japanese Yen            2/28/07        403,000    118.04335       3,486       3,414         (72)
Sell          Japanese Yen            2/28/07        403,000    118.04335       3,521       3,414         107
Buy           Mexican Peso            6/01/07         66,232     10.88268       6,116       6,086         (30)
Sell          Mexican Peso            6/01/07         40,257     10.88321       3,480       3,699        (219)
Sell          Mexican Peso            6/01/07         25,975     10.88186       2,235       2,387        (152)
Buy           Korean Won              6/11/07      2,700,000    926.56143       2,917       2,914          (3)
Buy           Korean Won              6/11/07      2,513,000    926.62242       2,712       2,712          --
Buy           Korean Won              6/11/07      2,700,000    926.56143       2,921       2,914          (7)
Sell          Korean Won              6/11/07      5,450,000    926.55559       5,793       5,882         (89)
Sell          Korean Won              6/11/07      2,463,000    926.63657       2,598       2,658         (60)

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

                                                                                                      UNREALIZED
                                                    FOREIGN                    U.S.        U.S.        FOREIGN
                                                   CURRENCY                  CONTRACT    CONTRACT      EXCHANGE
                                    SETTLEMENT     CONTRACT      FORWARD      AMOUNT       VALUE     GAIN/(LOSS)
                   CURRENCY            DATE         (000'S)        RATE       (000'S)     (000'S)      (000'S)
              ------------------    ----------    ----------    ---------    --------    --------    -----------

Buy           Swiss Franc             2/28/07     $   14,695      1.21186     $11,913     $12,126       $ 213
Sell          Swiss Franc             2/28/07          8,955      1.21177       7,325       7,390         (65)
Sell          Swiss Franc             2/28/07          5,740      1.21199       4,719       4,736         (17)
Buy           South African Rand      5/29/07          5,451      7.13482         749         764          15
Buy           South African Rand      5/29/07          2,691      7.13793         355         377          22
Buy           South African Rand      5/29/07          5,451      7.13482         751         765          14
Buy           South African Rand      5/29/07          5,451      7.12549         747         765          18
Sell          South African Rand      5/29/07          3,113      7.12357         397         437         (40)
Sell          South African Rand      5/29/07         31,102      7.12858       4,650       4,363         287
Sell          South African Rand      3/05/08          7,470      7.25243       1,014       1,030         (16)
Sell          South African Rand      3/05/08          7,470      7.25243       1,011       1,030         (19)
                                                                                                        -----
              Total                                                                                     $(152)
                                                                                                        =====



10 -- SECURITIES LENDING

     Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

     The Funds paid fees for securities lending for the year ended December 31, 2006 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands):


                                 MARKET VALUE OF    MARKET VALUE OF   FEES PAID FOR   NET INCOME EARNED
                               SECURITIES ON LOAN      COLLATERAL        LENDING         FROM LENDING
                               ------------------   ---------------   -------------   -----------------


Limited Maturity Bond               $  5,355            $  5,455           $ 13              $ 20
Quality Bond Fund                     35,747              36,461             45                73
Flexibly Managed Fund                237,707             246,509            129               218
Growth Stock Fund                     27,738              28,623             18                30
Large Cap Value Fund                  64,126              66,335             25                44
Large Cap Growth Fund                  7,534               7,799              1                 2
Index 500 Fund                        49,119              50,874             22                38
Mid Cap Growth Fund                   25,261              26,237             21                37
Mid Cap Value Fund                    36,389              37,875             25                44
Strategic Value Fund                   9,334               9,816              1                 3
Small Cap Growth Fund                 10,235              10,684            137               229
Small Cap Value Fund                  13,575              14,186             25                39
International Equity Fund             11,494              12,061              2                 4
REIT Fund                             21,132              21,718              1                 3

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

11 -- CREDIT AND MARKET RISK

     The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

12 -- CONTRACTUAL OBLIGATIONS

     In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Penn Series Funds, Inc:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc., comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Growth Stock Fund, Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Strategic Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, and REIT Fund, (collectively, "the "Funds"), as of December 31, 2006, and the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2003, and prior were audited by other auditors, whose report dated February 6, 2004, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Penn Series Funds, Inc. as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                        KPMG signature

Philadelphia, Pennsylvania
February 21, 2007

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DECEMBER 31, 2006

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

     Each fund designates the following amounts distributed during the year ended December 31, 2006 as follows:


                                               ORDINARY      LONG-TERM        TOTAL
FUND                                            INCOME     CAPITAL GAIN   DISTRIBUTIONS
----                                         -----------   ------------   -------------


Money Market Fund                            $ 3,474,969             --    $  3,474,969
Limited Maturity Bond Fund                     1,696,917             --       1,696,917
Quality Bond Fund                              6,033,187             --       6,033,187
High Yield Bond Fund                           4,917,000             --       4,917,000
Flexibly Managed Fund                         22,655,084   $177,675,038     200,330,122
Growth Stock Fund                                299,711             --         299,711
Large Cap Value Fund                           3,284,540     10,005,289      13,289,829
Large Cap Growth Fund                             94,834        273,895         368,729
Index 500 Fund                                 3,020,928             --       3,020,928
Mid Cap Growth Fund                                   --             --              --
Mid Cap Value Fund                             2,481,106      5,051,289       7,532,395
Strategic Value Fund                             413,654      4,086,486       4,500,140
Small Cap Growth Fund                                 --             --              --
Small Cap Value Fund                           3,652,500     10,726,336      14,378,836
International Equity Fund                      5,234,298     26,521,156      31,755,454
REIT Fund                                      1,264,297      4,681,631       5,945,928


     Pursuant to Section 854 of the Internal Revenue Code ("the Code"), the following percentages of investment company taxable income for the year ended December 31, 2006 have been designated as being eligible for the dividends received deduction available to corporate shareholders:


FUND
----


High Yield Bond Fund                                                  2.12%
Growth Stock Fund                                                   100.00%
Large Cap Value Fund                                                 72.46%
Flexibly Managed Fund                                                48.82%
Small Cap Value Fund                                                 24.60%
Index 500 Fund                                                       89.81%
Mid Cap Value Fund                                                   43.68%
Large Cap Growth Fund                                               100.00%
Strategic Value Fund                                                 95.11%
International Equity Fund                                             1.88%
REIT Fund                                                             4.41%


     International Equity Fund elects, under Section 853 of the Code to designate foreign taxes of $534,867 and foreign source income of $5,693,542 as being respectively paid and earned in connection with dividends distributed from investment company taxable income relating to the year ended December 31, 2006.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
DECEMBER 31, 2006

--------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS

     The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-
Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 28, 2006. It is available on the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2006 is available on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

FUND MANAGEMENT (UNAUDITED)


                                                                                  NUMBER OF
                                                                                PORTFOLIOS IN        OTHER
                                                                                     FUND        TRUSTEESHIPS/
NAME, YEAR OF BIRTH, ADDRESS   TERM OF OFFICE                                      COMPLEX       DIRECTORSHIPS
AND                             AND LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN         HELD BY
POSITION(S) WITH THE FUNDS       TIME SERVED         DURING PAST 5 YEARS         BY DIRECTOR       DIRECTOR
-----------------------------  --------------   -----------------------------   -------------   --------------


                                             INDEPENDENT DIRECTORS
Eugene Bay (born 1937)         Indefinite, 13   Pastor Emeritus, Bryn Mawr            16        None
  Director                      years served    Presbyterian Church, Bryn
                                                Mawr, PA. President, Colgate
                                                Rochester Crozer Divinity
                                                School.
James S. Greene (born 1929)    Indefinite, 14   Retired.                              16        None
  Director                      years served
Charles E. Mather III (born     Indefinite, 5   Insurance Broker, Mather &            16        Director, The
  1934)                         years served    Co. since 1960.                                 Finance
  Director                                                                                      Company of
                                                                                                Pennsylvania
                                                                                                (investment
                                                                                                company).
M. Donald Wright (born 1935)   Indefinite, 18   Accountant, Wright                    16        None
  Director                      years served    Consultants, Bryn Mawr, PA
                                                (financial planning and
                                                consulting)

                                             INTERESTED DIRECTORS
Robert E. Chappell (born        Indefinite, 8   Chairman of the Board and             16        Director,
  1944)                         years served    Chief Executive Officer                         Quaker
  600 Dresher Road                              (since December 1996), The                      Chemical
  Horsham, PA 19044                             Penn Mutual Life Insurance                      Corporation.
  Chairman of the Board                         Company.

                                        OFFICERS WHO ARE NOT DIRECTORS
Peter M. Sherman (born 1952)     One year, 6    Chairman and President of             16        N/A
  600 Dresher Road              years served    Independence Capital
  Horsham, PA 19044                             Management Inc.; Executive
  President                                     Vice President and Chief
                                                Investment Officer (since
                                                1998), Senior Vice President
                                                and Chief Investment Officer
                                                (from 1996 to 1998), The Penn
                                                Mutual Life Insurance
                                                Company.
Jill Bukata (born 1951)          One year, 1    Manager, Variable Products            16        N/A
  600 Dresher Road               year served    Financial Reporting (since
  Horsham, PA 19044                             2005), The Penn Mutual Life
  Controller                                    Insurance Company. Senior
                                                Manager, PFPC Inc. (1999 to
                                                2005)
Barbara S. Wood (born 1952)       One year,     Senior Vice President,                16        N/A
  Five Radnor Corporate        2 years served   Treasurer, and Chief
  Center                                        Compliance Officer of
  Radnor, PA 19087                              Independence Capital
  Chief Compliance Officer                      Management, Inc. (since
                                                1989); Senior Vice President
                                                and Treasurer of the
                                                Pennsylvania Trust Company
                                                (since 1991).
Frank Best (born 1945)           One year, 2    Managing Corporate Counsel            16        N/A
  600 Dresher Road              years served    and Secretary, The Penn
  Horsham, PA 19044                             Mutual Life Insurance Company
  Secretary                                     (1974 to present).
John Heiple (born 1973)          One year, 2    Supervisor, Variable Products         16        N/A
  600 Dresher Road              years served    Financial Reporting (since
  Horsham, PA 19044                             2003), The Penn Mutual Life
  Assistant Controller                          Insurance Company.
Patricia M. Chiarlanza (born     One year, 5    Assistant Treasurer (since            16        N/A
  1965)                         years served    May 2001), The Penn Mutual
  600 Dresher Road                              Life Insurance Company.
  Horsham, PA 19044
  Assistant Treasurer


     The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

     Additional information about the Fund's Directors is available in the Fund's Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

The funds in this report are available for sale in these Penn Mutual products:
Cornerstone VUL III, and VUL IV
Retirement Planner VA
PennFreedom VA
Enhanced Credit VA
Pennant Select VA
Variable EstateMax II and Variable EstateMax III




(Penn Mutual Logo)

(C)2004 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

The Penn Insurance and Annuity Company
Philadelphia, PA 19172



PM0914  12/06

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                       2006       2005
                     --------   --------
Audit Fees           $232,000   $225,000
Audit-Related Fees   $      0   $      0
Tax Fees             $      0   $      0
All Other Fees       $      0   $      0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant's financial statements and not reported under the caption "Audit Fees." Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The registrant's audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

     (2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable

Item 11. Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1)  Code of Ethics

     (2)  Certifications pursuant to Rule 30a-2(a) under the Investment Company
          Act

(b)  Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)  Audit and Non-Audit Services Pre-Approval Policy

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.


/s/ Peter M. Sherman
-------------------------------------
By: Peter M. Sherman
    President
Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Peter M. Sherman
-------------------------------------
By: Peter M. Sherman
    President
Date: March 9, 2007


/s/ Jill Bukata
-------------------------------------
By: Jill Bukata
    Controller
Date: March 9, 2007